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                                                                  EXECUTION COPY
                                                      Proprietary & Confidential


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                             PARTICIPATION AGREEMENT

                           dated as of June 27, 2001

                                      among

                             RITE AID REALTY CORP.,
                             as Company and Lessee,

                             RITE AID CORPORATION,
                                  as Guarantor,

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION not in its individual capacity, except as expressly set forth herein, but solely as Trustee of RAC Distribution Statutory Trust, as Trustee and Lessor,

                           THE PERSONS NAMED HEREIN,
                    as Note Holders and Certificate Holders,

                                       and

                              CITICORP USA, INC.,
                                    as Agent,


================================================================================


                           SALOMON SMITH BARNEY INC.,
                                as Sole Arranger


                           THE CHASE MANHATTAN BANK,
                          CREDIT SUISSE FIRST BOSTON,
                           FLEET RETAIL FINANCE INC.,
                              as Syndication Agents

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                                                         Participation Agreement
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                                TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----

ARTICLE I    FINANCING.........................................................2
     SECTION 1.01. Note Advance Commitments....................................2
     SECTION 1.02. Certificate Equity Investment Commitments ..................2
     SECTION 1.03. Procedures for Advances and Equity Investments..............2
     SECTION 1.04. Use of Proceeds.............................................3
     SECTION 1.05. Payments by Company.........................................3
     SECTION 1.06. Purchase Rights.............................................4
     SECTION 1.07. Note and Certificate Allocation.............................4

ARTICLE II   CONDITIONS PRECEDENT..............................................4
     SECTION 2.01. Conditions Precedent to the Funding.........................4

ARTICLE III  REPRESENTATIONS AND WARRANTIES ...................................8
     SECTION 3.01. Representations and Warranties of the Company...............8
     SECTION 3.02. Representations and Warranties of the Guarantor ...........11
     SECTION 3.03. WFBN Representations and Warranties .......................11
     SECTION 3.04. Representations and Warranties of Trustee .................13
     SECTION 3.05. Representations and Warranties of the Holders..............14

ARTICLE IV   COVENANTS........................................................14
     SECTION 4.01. Covenants of the Company...................................14
     SECTION 4.02. Covenants of the Guarantor.................................15
     SECTION 4.03. Covenants of WFBN, the Trustee and the Holders ............16

ARTICLE V    THE NOTES AND THE EQUITY INVESTMENT..............................19
     SECTION 5.01. Interest and Yield.........................................19
     SECTION 5.02. Changes in Circumstances...................................20
     SECTION 5.03. Assignments and Participations.............................22
     SECTION 5.04. Taxes......................................................25
     SECTION 5.05. Tax Treatment..............................................30
     SECTION 5.06. Compensation...............................................31
     SECTION 5.07. Change of Applicable Lending Office........................31
     SECTION 5.08. Sharing of Payments, Etc...................................31
     SECTION 5.09. Maturity Date Extension....................................32

ARTICLE VI   EVENTS OF DEFAULT; REMEDIES; NON-PERFORMANCE
             EVENTS...........................................................33
     SECTION 6.01. Events of Default..........................................33
     SECTION 6.02. Remedies upon an Event of Default..........................36
     SECTION 6.03. Non-Performance Events; Procedures.........................37
     SECTION 6.04. Power of Sale..............................................38

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     SECTION 6.05. Procedure for Sale of Collateral...........................40
     SECTION 6.06. Application of Proceeds....................................41

ARTICLE VII  APPLICATION OF FUNDS PRIOR TO DEFAULT; PREPAYMENT
             OF INSTRUMENTS...................................................43
     SECTION 7.01. Application of Funds Prior to Default......................43
     SECTION 7.02. Awards, Compensation or Other Payments on Account of
                   Casualty or Condemnation ..................................45
     SECTION 7.03. Prepayment of Notes and Cancellation of Certificates.......45

ARTICLE VIII THE AGENT........................................................46
     SECTION 8.01. Authorization and Action...................................46
     SECTION 8.02. Agent's Reliance, Etc......................................47
     SECTION 8.03. CUSA and Affiliates........................................48
     SECTION 8.04. Note Holder and Certificate Holder Credit Decision ........48
     SECTION 8.05. Indemnification............................................48
     SECTION 8.06. Successor Agent............................................49
     SECTION 8.07. Certain Duties and Obligations Regarding Collateral .......49

ARTICLE IX   MISCELLANEOUS....................................................50
     SECTION 9.01. Survival...................................................50
     SECTION 9.02. Notices....................................................51
     SECTION 9.03. Severability...............................................51
     SECTION 9.04. Amendments, Etc............................................51
     SECTION 9.05. Headings...................................................52
     SECTION 9.06. Compliance Responsibility..................................52
     SECTION 9.07. Definitions................................................52
     SECTION 9.08. Benefit....................................................52
     SECTION 9.09. Place of Payment...........................................52
     SECTION 9.10. Counterparts; Effectiveness................................53
     SECTION 9.11. Governing Law and Jurisdiction.............................53
     SECTION 9.12. Time; Business Day.........................................53
     SECTION 9.13. Transaction Costs; Fees....................................54
     SECTION 9.14. Indemnification............................................55
     SECTION 9.15. Operative Documents; Further Assurances ...................58
     SECTION 9.16. Confidentiality............................................58
     SECTION 9.17. Interest Laws..............................................58
     SECTION 9.18. Financial Advisor..........................................59
     SECTION 9.19. Securities Representation..................................59
     SECTION 9.20. Agreements with Respect to the Properties; Collateral......59
     SECTION 9.21. Waiver of Trial by Jury....................................60
     SECTION 9.22. Other Matters..............................................60
     SECTION 9.23. Protective Expenditures; Payment for Services..............60
     SECTION 9.24. Exculpation of Trustee.....................................60
     SECTION 9.25. Certificate Holder.........................................61


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     SECTION 9.26. SPC Advances...............................................61


Schedule I  - Manner of Payment and Communications to the Parties

Schedule II - Fees
Schedule III Note and Certificate Allocation
Exhibit A - Form of Requisition
Appendix A - Definitions.




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            PARTICIPATION AGREEMENT (this "Agreement") dated as of June 27, 2001 among Rite Aid Realty Corp., a Delaware corporation (the "Company"); Rite Aid Corporation, a Delaware corporation (the "Guarantor"); Wells Fargo Bank Northwest, National Association ("WFBN"), not in its individual capacity except as expressly set forth herein but solely as Trustee of the RAC Distribution Statutory Trust (the "Trustee" and in its capacity as lessor under the Lease, the "Lessor"); the Persons named from time to time on Schedule I hereto as note holders and their permitted successors and assigns (collectively, the "Note Holders"); the Persons named from time to time on Schedule I hereto as certificate holders and their permitted successors and assigns (collectively, the "Certificate Holders"); and Citicorp USA, Inc., in its capacity as administrative agent for the Note Holders and the Certificate Holders hereunder (the "Agent"). Capitalized terms used but not otherwise defined in this Agreement have the meanings set forth in Appendix A hereto.

                              PRELIMINARY STATEMENT

            In accordance with the terms of the Operative Documents:

            A. The Trustee has agreed to acquire the Original Maryland Lessor's interest in the Maryland Property and the Original California Lessor's interest in the California Property, and thereupon lease to the Company the Properties pursuant to the terms of the Lease and the Lease Supplements.

            B. The Certificate Holders are willing to provide a portion of the funding of the Acquisition Costs of the Properties by making Equity Investments in the Trust.

            C. The Trustee wishes to obtain, and the Note Holders are willing to provide, limited recourse financing for the remaining portion of the Acquisition Costs of the Properties by making Advances to the Trustee.

            D. Concurrently with the execution and delivery of this Agreement, the Trustee is entering into the Loan Agreement, pursuant to which, among other things, provision is made for the issuance of Notes to the Note Holders as evidence of the participation of each Note Holder in the Advances.

            E. Concurrently with the execution and delivery of this Agreement, the Lessor is entering into (i) the Maryland Mortgage, pursuant to which the Lessor grants a mortgage on the Maryland Property, and (ii) the California Mortgage, pursuant to which the Lessor grants a leasehold mortgage on the California Land and a mortgage on the California Improvements, in each case for the benefit of the Note Holders and the Certificate Holders.

            F. Concurrently with the execution and delivery of this Agreement, the Company is entering into the Security Agreement pursuant to which the Company grants a security interest in the Equipment Collateral for the benefit of the Lessor.



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                                                         Participation Agreement
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            In consideration of the agreements herein and in the other Operative
Documents and in reliance upon the representations and warranties set forth herein and therein, the parties agree as follows:

                                    ARTICLE I

                                    FINANCING

            SECTION 1.01. Note Advance Commitments. Subject to the terms and conditions contained in this Agreement, each Note Holder hereby agrees, severally and not jointly and severally, to make an advance (each, an "Advance") to the Trustee pursuant to the Loan Agreement on the Funding Date in an amount equal to its Percentage of Acquisition Costs specified in the Requisition. No Note Holder shall have any obligation to make any Advance for any amount in excess of its aggregate Note Commitment. Advances under the A-Notes shall be limited to 80.0% of Acquisition Costs. Advances under the B-Notes shall be limited to 17.0% of Acquisition Costs. After making its Advance on the Funding Date, each Note Holder's Note Commitment shall automatically and permanently expire.

            SECTION 1.02. Certificate Equity Investment Commitments. Subject to the terms and conditions contained in this Agreement, each Certificate Holder hereby agrees, severally and not jointly and severally, to make an investment in the Trust (each, an "Equity Investment") on the Funding Date in an amount equal to its Percentage of Acquisition Costs specified in the Requisition. No Certificate Holder shall have any obligation to make any Equity Investment for any amount in excess of its aggregate Certificate Commitment. Equity Investments shall in all events be in amounts not less than 3% of Acquisition Costs. After making its Equity Investment on the Funding Date, each Certificate Holder's Certificate Commitment shall automatically and permanently expire.

            SECTION 1.03. Procedures for Advances and Equity Investments.

            (a) Requisitions. (i) On or prior to the Funding Date, the Company must submit to the Agent an irrevocable requisition for Acquisition Costs (the "Requisition") substantially in the form attached as Exhibit A hereto, and on such day the Agent will give notice of such Requisition to the Note Holders and the Certificate Holders. Such notice by the Agent shall specify the amount of the Advances to be made by each Note Holder and the amount of the Equity Investments to be made by each Certificate Holder.

            (ii) The Requisition (A) shall be irrevocable and executed by an authorized Officer of the Company, and (B) shall request that the Note Holders make Advances and that the Certificate Holders make Equity Investments for Acquisition Costs.

            (iii) No more than one (1) Requisition may be submitted.

            (b) Funding Advances and Equity Investments. On the Funding Date, each Note Holder and Certificate Holder, before 1:00 P.M. (New York City time) shall make available


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to the Agent, on behalf of the Trustee, an amount equal to the Advance or the
Equity Investment, as the case may be, to be made by it, at the Agent's address referred to in Schedule I hereto, in immediately available funds.

            (c) Non-Funding Note Holder or Certificate Holder. Unless the Agent shall have received notice from a Note Holder or Certificate Holder prior to the Funding Date that such Note Holder or Certificate Holder will not make available to the Agent an Advance or Equity Investment, as applicable, the Agent may assume that such Note Holder or Certificate Holder has made its funds available to the Agent in accordance with Section 1.03(b) and the Agent may (but shall not be required to), in reliance upon such assumption, make available on the Funding Date a corresponding amount. If and to the extent that such Note Holder or Certificate Holder shall not have so made such Advance or Equity Investment available to the Agent on the Funding Date, such Note Holder or Certificate Holder agrees to repay the Agent on demand by the Agent such corresponding amount, together with interest thereon, for each day from the date such amount is made available by the Agent, until the date such amount is repaid to the Agent, at the Federal Funds Rate. If such Note Holder or Certificate Holder shall repay to the Agent such corresponding amount, such amount so repaid (excluding any amounts for interest paid to the Agent) shall constitute such Note Holder's funding of its Advance or such Certificate Holder's Equity Investment, as applicable, for purposes of this Agreement. The failure of any Note Holder or Certificate Holder to make an Advance or Equity Investment, as applicable, shall not relieve any other Note Holder or Certificate Holder of its obligations, if any, hereunder, but no Note Holder or Certificate Holder shall be responsible for the failure of any other Note Holder or Certificate Holder to make an Advance or Equity Investment.

            SECTION 1.04. Use of Proceeds. Upon the Agent's receipt of funds from the Note Holders and the Certificate Holders for the Funding and/or upon the Agent's making corresponding funds available pursuant to Section 1.03(c), and upon fulfillment of the applicable conditions set forth in Article II, the Agent will apply the funds to the payment in respect of the termination of the Original Leases in accordance with the Requisition.

            SECTION 1.05. Payments by Company. (a) The parties hereto agree that notwithstanding the terms of the Operative Documents, any payment required to be made pursuant to any Operative Document by the Company to the Lessor or any Note Holder or Certificate Holder, or by the Trustee to any Note Holder or Certificate Holder out of amounts paid by the Company, shall be made directly to the Agent, or at the direction of the Agent (which direction may change from time to time), for application in accordance with the terms of the Operative Documents on behalf of the applicable payee(s).

            (b) All payments made by the Company to the Agent in accordance with this Section 1.05 shall be deemed to have been applied by the Agent to the purposes for which such payments were made in accordance with the terms of the Operative Documents. Upon delivery of good funds to the Agent in any such case, the Company's payment obligations in the particular instance shall be deemed satisfied to the extent of the funds so furnished. All amounts payable to the Agent hereunder shall be paid in Dollars and in immediately available funds by 12:00 Noon (New York City time) on the applicable Payment Date or on the date when due, at the Agent's


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address as set forth in Schedule I hereto, or at such other address, to such other Person or in such other manner as the Agent, from time to time may designate to the Company by written instructions.

            SECTION 1.06. Purchase Rights. Notwithstanding anything to the contrary contained in the Operative Documents, in lieu of purchasing (or causing a designee to purchase) all of the Properties then subject to the Lease the Lessee may elect to purchase (or cause a designee to purchase) the beneficial interest in the Trust by paying the Termination Value of the Properties therefor, whereupon the Notes shall be paid in full and cancelled and the Certificates shall be purchased by and assigned to the Lessee (or its designee).

            SECTION 1.07. Note and Certificate Allocation. To the extent the Operative Documents set forth that the principal amount of the Notes and/or the Certificate Amount of the Certificates shall be allocable to any Property, such allocation shall be based upon the amounts set forth in Schedule III hereto.

            SECTION 1.08. Modifying Equipment Collateral. Modifying Equipment Collateral. The parties hereto acknowledge and agree that the Lessee may, at any time so long as no Default, Event of Default or Non-Performance Event has occurred and is continuing and so long as the Lessee has not proceeded under
Section 3.03(a)(ii) of the Lease, give notice to the Lessor and the Agent requesting that the Lessor release its security interest under the Security Agreement in certain Equipment Collateral not required for the racking, storage, handling or moving of inventory (the "Release Collateral"). Such notice shall take the form of a schedule describing either the Release Collateral or the assets in which the Lessor is entitled to retain a security interest. If the nature and value of the assets comprising the Release Collateral are reasonably satisfactory to the Agent and the Lessor, the Lessor shall, at the request of the Lessee and notwithstanding the provisions of Section 9.04, (a) execute the necessary documentation to release its security interest in the Release Collateral and (b) file an amendment to the financing statement(s) filed against the Lessee to reflect the release of the Lessor's security interest in the Release Collateral. The costs and expenses in respect of the Lessor's actions under (a) and (b) above shall be for the account of the Lessee.

                                   ARTICLE II

                              CONDITIONS PRECEDENT

            SECTION 2.01. Conditions Precedent to the Funding. The obligations of each of the Note Holders to make an Advance and each of the Certificate Holders to make an Equity Investment on the Funding Date shall be subject to the fulfillment, on or before the Funding Date, of the following conditions precedent:

            (a) Due Authorization, Execution and Delivery. The Operative Documents shall have been duly authorized, executed and delivered by all parties thereto, and shall be in full force and effect, and no condition or event shall exist or have occurred which would constitute a


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Default, an Event of Default or a Non-Performance Event under any of the
Operative Documents.

            (b) Representations and Warranties. The representations and warranties of each of the Company, the Guarantor, WFBN and the Trustee, respectively, set forth in the Operative Documents shall be true and correct as if made on and as of the Funding Date or, as applicable, on and as of the date specified in such representation or warranty.

            (c) Company Documents; Certificates and Opinions. The Agent shall have received on or before the Funding Date the following, each dated as of the Funding Date (unless otherwise specified) and in form and substance satisfactory to the Agent:

            (i) Secretary's Certificates. (A) A certificate of the Secretary or an Assistant Secretary of the Company certifying as to (x) the articles of incorporation and bylaws of the Company, (y) the resolutions of the board of directors of the Company approving the execution, delivery and performance of each Operative Document to which the Company is a party and
      (z) the names and true signatures of the officers of the Company authorized to sign each Operative Document to which the Company is a party and the other documents or certificates to be delivered hereunder and thereunder; and

            (B) A certificate of the Secretary or an Assistant Secretary of the Guarantor certifying as to (x) the articles of incorporation and bylaws of the Guarantor, (y) the resolutions of the board of directors of the Guarantor approving the execution, delivery and performance of each Operative Document to which the Guarantor is a party and (z) the names and true signatures of the officers of the Guarantor authorized to sign each Operative Document to which the Guarantor is a party and the other documents or certificates to be delivered hereunder and thereunder;

            (ii) Officer's Certificates. A certificate signed by a Responsible Officer of the Guarantor certifying that the conditions precedent set forth in Section 2.01 have been met and complied with in all material respects on and as of the Funding Date;

            (iii) Good Standing Certificates. (A) With respect to the Company, a good standing certificate from the Secretary of State of the State of Delaware and a certificate of authority to transact business as a corporation in each of the States of Maryland and California, each dated a recent date prior to the Funding Date; and

            (B) With respect to the Guarantor, a good standing certificate from the Secretary of State of the State of Delaware dated a recent date prior to the Funding Date; and

            (iv) Legal Opinions. Favorable opinions of (A) Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Company and the Guarantor, (B) Piper, Marbury, Rudnick & Wolfe LLP, special Maryland counsel to the Agent and the Holders, and (C) McDermott, Will & Emery, special California counsel to the Agent and the


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      Holders, in each case addressed to the Agent, the Trustee, each Note
      Holder and each Certificate Holder.

            (d) Trustee Documents. The Agent shall have received on or before the Funding Date the following, each dated as of the Funding Date (unless otherwise specified) and in form and substance satisfactory to the Agent:

            (i) a certificate of the Secretary or an Assistant Secretary of WFBN certifying as to (A) the organizational documents of WFBN, (B) the appointment of WFBN as Trustee of the Trust, (C) the Certificate of Trust of the Trust, and (D) the names and true signatures of the officers of WFBN authorized to sign each Operative Document to which the Trust or the Trustee is a party and the other documents or certificates to be delivered hereunder and thereunder;

            (ii) an Officer's Certificate of WFBN certifying as to the truth and correctness of the representations and warranties made by each of WFBN and the Trustee in each Operative Document to which it is a party;

            (iii) a certificate of authority from the Comptroller of the Currency with respect to WFBN dated a recent date prior to the Funding Date; and

            (iv) favorable opinions of Day, Berry & Howard LLP and Ray, Quinney & Nebeker, special Connecticut and Utah counsel to the Trust, WFBN and the Trustee.

            (e) Certain Property Documents. The Agent shall have received and have recorded or filed or caused to be recorded or filed, as the case may be, on or before the Funding Date, or as otherwise specified herein, the following, in form and substance satisfactory to the Agent:

            (i) Insurance Certificates. Certificates of insurance or other satisfactory assurances evidencing compliance with the Insurance Requirements;

            (ii) Recording and Filing Documents. The appropriate Operative Documents (or memoranda thereof) and financing statements with respect to the Properties and Equipment Collateral in proper form to be duly recorded and filed, and all recording and filing fees and Taxes with respect to any recording or filing to be made pursuant to this Agreement shall have been paid in full or arrangements, satisfactory to the Agent, for such payment shall have been made;

            (iii) Requisition. A duly executed Requisition in accordance with
      Section 1.03(a);

            (iv) Environmental Audit. An existing Phase I environmental audit or assessment of each Property dated within the past five (5) years;

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            (v) Title Commitment. A commitment for an ALTA form of extended coverage policy or policies of owner's and lender's title insurance, covering the Properties in such amounts and under such terms as are acceptable to the Agent (collectively, the "Title Policies") issued by a title insurance company acceptable to the Agent (the "Title Company"). The aforementioned title commitment shall be marked "premium paid", commit the Title Company to issue the Title Policies subject only to Permitted Encumbrances and contain such affirmative insurance and other endorsements, including a comprehensive endorsement covering restrictions, an endorsement providing mechanic's lien coverage, an endorsement confirming legal access to a public road, a contiguity endorsement and a zoning endorsement, as the Agent shall reasonably require;

            (vi) Financing Statements. The Company shall have delivered to the Trustee all UCC financing statements relating to the Properties and the Equipment Collateral as the Trustee or the Agent may reasonably request;

            (vii) Permits and Certain Property Matters. All Permits with respect to the Properties that are or will become Applicable Permits shall have been obtained, except Applicable Permits customarily obtained or which are permitted by Law to be obtained after the Funding Date (in which case the Company, having completed all appropriate diligence in connection therewith, shall have no reason to believe that such Permits will not be granted prior to the date that such Permits are required by Law). Each of such obtained Permits shall be in proper form, shall be in full force and effect and not subject to any appeal, consent or contest or to any condition that, if unsatisfied, is likely to result, in the Agent's reasonable judgment, in the forfeiture or revocation of such Permit; and

            (viii) Other Documents. Such other approvals, certificates or documents as the Agent may reasonably request to evidence satisfaction of the conditions set forth in this Section 2.01(e).

            (f) Proceedings Satisfactory and Other Evidence. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by the Operative Documents and all documents, papers and authorizations relating thereto shall be satisfactory to the Agent, the Company, the Guarantor and their respective counsel.

            (g) Legality. The execution, delivery and issuance of the Notes and Certificates by the Trustee and the purchase of the Notes and the funding of Advances thereunder by the Note Holders and the purchase of the Certificates and the funding and maintenance of Equity Investments thereunder by the Certificate Holders shall not be subject to the registration requirements of the Act or any state securities or blue sky Law, and shall not be prohibited by any applicable Law (including Regulation T, Regulation U or Regulation X and any applicable usury Laws) and shall not subject the Trustee, any Note Holder or any Certificate Holder to any Tax (other than Excluded Charges), penalty, liability or other onerous condition under or pursuant to any applicable Law.


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            (h) Transaction Costs. All Transaction Costs required to be paid on or before the Funding Date shall have been paid.

            (i) Taxes. All Taxes (other than Excluded Charges), fees and other charges which have become due and payable in connection with the execution, delivery, recording, publishing, registering and filing of the Operative Documents (or any memoranda thereof) and any financing statements shall have been paid or provision for the payment thereof shall have been made satisfactory to the Agent.

            (j) Compliance with Law. The Properties shall be in compliance in all material respects with all Laws, including all building, construction and zoning Laws and Environmental Laws applicable thereto.

            (k) Senior Credit Facility. The conditions set forth in Section 3.01 of the Senior Credit Facility shall have been satisfied or waived in accordance with the terms of the Senior Credit Facility.

            (l) Satisfaction with Contemplated Transactions. The Agent shall be satisfied, in its discretion, with its review of the Properties and all material matters in connection therewith, including the leasing thereof by the Lessor.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

            SECTION 3.01. Representations and Warranties of the Company. The Company hereby represents and warrants to the Trustee, the Agent, the Note Holders and the Certificate Holders that the following shall be true and correct on and as of the Funding Date:

            (a) Existence. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (b) Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Company of the Operative Documents to which the Company is a party are within the Company's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or bylaws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company.

            (c) Binding Effect. The Operative Documents to which the Company is a party constitute valid and binding agreements of the Company, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

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            (d) Compliance with Laws With Respect to the Properties. (i) The
Company is not in violation of any Law with respect to any Property or with respect to the conduct of its business relating to any Property, (ii) the Company has not received any notice of, or citation for, any violation of any Law which has not been resolved, which notice or citation relates in any way to any Property, (iii) the acquisition, ownership, leasing, subleasing or operation of any Property or any part thereof by the Lessor, in accordance with the terms of the Operative Documents, will not violate any Law and (iv) each Property is in compliance with all applicable Laws, in each case, except where a violation or noncompliance would not have a Material Adverse Effect.

            (e) Rights to Properties, Etc. (i) The Lessor has good and marketable title to the Maryland Land and all of the Improvements and a valid leasehold interest in the California Land, in each case free and clear of all Liens, except for Permitted Encumbrances and Lessor Liens.

            (ii) None of the Permitted Encumbrances will materially interfere with the use or possession of any Property or any part thereof or any other asset used in connection therewith or the use of or the exercise by the Lessor or the Agent of their rights either under any Operative Document or to any Property or any part thereof.

            (iii) There are no material agreements, consents, instruments, easements, leases, rights-of-way, licenses or other rights necessary to acquire, own, lease, install, construct, operate or use any Property which the Company does not have.

            (iv) All water, sewer, electric, gas, telephone and drainage facilities and all other utilities, to the extent required to adequately service the applicable Improvements for each Property's Intended Use have been completed and are in operation.

            (f) Environmental Compliance. (i) Each Property complies in all material respects with all Environmental Laws; to the Company's knowledge no Environmental Action is pending against any Property or any part thereof; and to the Company's knowledge no circumstances exist that would be reasonably likely to (A) form the basis of an Environmental Action against any Property or any part thereof or (B) cause any Property or any part thereof to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.

            (ii) No portion of any Property is listed or, to the Company's knowledge, proposed for listing on the NPL or on CERCLIS or any analogous state list of sites requiring investigation or cleanup.

            (iii) To the Company's knowledge, prior to the Funding Date, all Hazardous Materials generated, used, treated, handled or stored at or transported to or from any Property have been disposed of in compliance in all material respects with all Environmental Laws and Environmental Permits.


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            (g) No Condemnation, Casualty or Force Majeure. No portion of any
Property has suffered a Condemnation nor has any Property or any portion thereof suffered a Casualty or any other damage or destruction which renders such Property unusable in whole or in material part, and, under applicable Law, each Property may be used for its Intended Use. The Company has not received any notice of a proposed Condemnation. No event of Force Majeure has occurred and is continuing which would adversely affect the operation of any Property.

            (h) Permits. All Permits (including Environmental Permits) that are or will become Applicable Permits have been obtained, except Applicable Permits customarily obtained or which are permitted by Law to be obtained after the Funding Date (in which case the Company having completed all appropriate diligence in connection therewith, has no reason to believe that such Permits will not be granted in the usual course of business prior to the date that such Permits are required by Law). All such obtained Permits are in proper form, in full force and effect and not subject to any further appeal or further contest or to any unsatisfied condition that may allow modification or revocation except such as are customary in the usual course of business.

            (i) Recording and Filing. The appropriate Operative Documents (or memoranda thereof) mortgages, deeds of trust and all financing statements under the UCC recorded or filed, or to be recorded or filed hereunder, when recorded or filed, create, perfect and publish notice of a valid and effective first priority security interest and Lien on each Property and the Equipment Collateral in favor of the Lessor and/or the Agent, subject to no other Liens except in each case for Permitted Encumbrances and Lessor Liens.

            (j) Intellectual Property. (i) The ownership and leasing of each Property by the Lessor and the leasing of each Property by the Company do not and will not conflict with, infringe on, or otherwise violate any copyright, trademark, trade name, trade secret or patent rights of any other Person.

            (ii) The Company has all rights to all patents, patent applications, trademarks (whether registered or not), trademark applications, trade names, proprietary computer software, "know-how", copyrights technology and processes used or to be used in the ordinary course of the operation of each Property for its Intended Use (the "Intellectual Property Rights") that are necessary for the operation thereof. There is no judicial proceeding pending or, to the knowledge of the Company, threatened, involving any claim of any infringement, misuse or misappropriation by the Company or any Affiliate thereof of any patent, trademark, trade name, copyright, license or similar intellectual property right owned by any third party related to the Intellectual Property Rights.

            (k) Insurance. The Company is in compliance in all material respects with all Insurance Requirements, and all insurance policies required by the Lease are in full force and effect.


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            SECTION 3.02. Representations and Warranties of the Guarantor. The
Guarantor represents and warrants to the Trustee, the Agent, the Note Holders and the Certificate Holders that the following shall be true and correct on and as of the Funding Date:

            (a) Corporate Existence and Power. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

            (b) Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Guarantor of each Operative Document to which it is a party are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or bylaws of the Guarantor or of any agreement or instrument evidencing or governing Debt of the Guarantor or any Subsidiary or any other material agreement, instrument, judgment, injunction, order or decree binding upon the Guarantor or any Subsidiary or result in the creation or imposition of any Lien on any asset of the Guarantor or any Subsidiary pursuant to any such agreement, instrument, judgment, injunction, order or decree (other than the Liens created by the Operative Documents).

            (c) Binding Effect. Each Operative Document to which the Guarantor is a party constitutes a valid and binding agreement of the Guarantor enforceable in accordance with its terms.

            (d) Accuracy of Information. All information (other than financial projections) that has been or will hereafter be made available to the Agent or any Note Holder or Certificate Holder by or on behalf of the Guarantor or any of its representatives in connection with the transactions contemplated by the Operative Documents is and will be complete and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements were or are made.

            (e) Senior Credit Facility Representations and Warranties. The representations and warranties of the Guarantor, as borrower under the Senior Credit Facility, contained in the Senior Credit Facility are true and correct.

            SECTION 3.03. WFBN Representations and Warranties. WFBN, in its individual capacity and not as Trustee (with the exception of the first sentence of Section 3.03(f), which representation and warranty is made by WFBN solely in its trustee capacity) represents and warrants to the Company, the Guarantor, the Note Holders, the Certificate Holders, and the Agent that the following statements are and shall be true and correct on and as of the Funding Date:


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            (a) Organization and Authority. (i) WFBN is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America.

            (ii) WFBN has all requisite corporate power and authority to execute and deliver each Operative Document to which it is a party and to comply with the terms thereof and perform its obligations thereunder.

            (b) Pending Litigation. There is no pending or, to WFBN's knowledge, threatened, action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting WFBN before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a material adverse effect on WFBN or (ii) purports to affect the legality, validity or enforceability of this Agreement or any of the other Operative Documents or the consummation of the transactions contemplated hereby or thereby.

            (c) Authorization; No Conflict. The execution and delivery by WFBN of, and compliance by WFBN with all of the provisions of, each Operative Document to which it is a party and any other agreement entered into by WFBN in connection with any transaction contemplated by the Operative Documents are within the powers of WFBN and are authorized by all proper and necessary corporate action and will not conflict with, result in any breach of any of the provisions of, or constitute a default under, any organization document of WFBN or any judgment, injunction, order or decree to which WFBN may be bound or which is applicable to any of WFBN's property or result in a violation of any applicable Connecticut, Utah or federal Law governing the banking or trust powers of WFBN or in the creation of any Lien on any asset of WFBN (except as contemplated by the Operative Documents).

            (d) Enforceability. Each Operative Document to which WFBN is a party and any other agreement entered into by WFBN in connection with any transaction contemplated by the Operative Documents is the legal, valid and binding obligation of WFBN enforceable against WFBN in accordance with its terms, except as enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors' rights generally and by general principles of equity.

            (e) Consents. The nature of WFBN, its execution, delivery and performance of each Operative Document to which it is a party, its consummation of the transactions contemplated thereby, its compliance with the terms thereof or any circumstance in connection with the transactions contemplated thereby does not require the consent of any Person or the approval or authorization of, or filing, registration or qualification with, any Federal, Connecticut or Utah state governmental authority governing the banking or trust powers of WFBN (other than such as have been obtained) as a condition to such execution, delivery, performance and compliance.

            (f) No Default. No event has occurred and no condition exists which, upon consummation of the transactions contemplated by any Operative Document, would constitute a default by the Trustee. WFBN is not in violation in any respect of any agreement or any other


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instrument, nor is WFBN in violation of its articles of association or any other instrument to which it is a party or by which it or any of its property may be bound or affected which would have a material adverse effect on either the business, financial position or results of operations of WFBN or WFBN's ability to perform its obligations as Trustee under the Operative Documents.

            (g) Securities Representation. WFBN has not directly or indirectly offered any Instrument, any interest in any Property or under any Operative Document or in the Trust Estate or any similar security for sale to, or solicited any offer to acquire the same from, anyone.

            SECTION 3.04. Representations and Warranties of Trustee. The Trustee hereby represents and warrants to the Company, the Guarantor, the Note Holders, the Certificate Holder and the Agent that the following statements are and shall be true and correct on and as of the Funding Date:

            (a) Chief Executive Office. The Trustee's principal place of business and the place where the documents, accounts and records relating to the transactions contemplated hereby are kept is located at 213 Court Street, Suite 902, Middletown, Connecticut 06547, Attention: Corporate Trust Services.

            (b) Due Organization, Etc. The Trust is a statutory trust duly organized and validly existing in good standing under Connecticut law and the Trustee has full trust power and authority to execute, deliver and perform its obligations under each Operative Document to which it is or is to be a party and each other agreement, instrument and document to be executed and delivered by it in connection with or as contemplated by each such Operative Document to which it is or is to be a party.

            (c) Authorization; Enforceability, etc. Each Operative Document to which the Trustee is or is to be a party have been or will be, duly authorized, executed and delivered by or on behalf of the Trustee and are, or upon execution and delivery will be, legal, valid and binding obligations of the Trustee, enforceable against the Trustee in accordance with their respective terms, except as enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting creditors' rights generally and by general principles of equity.

            (d) No Conflict. Neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by the Trustee with any of the terms and provisions thereof (i) requires any approval of its trustor or settler (other than as has been obtained) or approval or consent of any trustee or holders of any of its indebtedness or obligations,
(ii) contravenes or will contravene any applicable Utah, Connecticut or federal banking Laws currently in effect applicable to or binding on it (except no representation or warranty is made as to any applicable Laws to which it or the Properties, directly or indirectly, may be subject because of the lines of business or other activities of the Company, the Guarantor or any of its Affiliates) or (iii) results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, loan or credit arrangement, other material agreement or instrument, corporate charter, by-laws or other

                                       13

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agreement or instrument to which it is a party or by which it or its properties may be bound or affected.

            (e) Lessor Liens. Each Property is free and clear of all Lessor Liens attributable to the Trustee.

            (f) Litigation. There is no action, proceeding or investigation pending or, to the Trustee's knowledge, threatened affecting WFBN or the Trustee which questions the validity of the Operative Documents to which the Trustee is or is to be a party or any action taken or to be taken pursuant to the Operative Documents to which the Trustee is or is to be a party, and there is no action, proceeding or investigation pending or, to the Trustee's knowledge, threatened which, if adversely determined, would have a material adverse effect on the Trustee or on the Trustee's ability to enforce its rights under any of the Operative Documents.

            (g) Consents, etc. No authorization, consent, approval, license or formal exemption from, nor any filing, declaration or registration with, any Governmental Authority, is or will be required in connection with the execution and delivery by the Trustee of the Operative Documents to which it is a party or the performance by the Trustee of its obligations under the Operative Documents.

            SECTION 3.05. Representations and Warranties of the Holders. Each Holder represents and warrants, severally and only as to itself, to the other Holders, the Trustee, the Agent, the Company and the Guarantor that the following shall be true and correct on and as of the Funding Date:

            (a) ERISA. Such Holder is not and will not be making its Advance or Equity Investment hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or "plan" (as defined in Section 4975(e)(1) of the Code).

            (b) Investment. The Certificate or Note being acquired by such Holder is being acquired by such Holder for investment and not with a view to the resale or distribution of such interest or any part thereof, but without prejudice, however, to the right of such Holder at all times to sell or otherwise dispose of all or any part of such interest in accordance with Section 5.03, it being understood that the disposition by such Holder of the Certificate or Note to be purchased by such Holder shall, at all times, remain entirely within its control.

                                   ARTICLE IV

                                    COVENANTS

            SECTION 4.01. Covenants of the Company. The Company agrees that, so long as the principal of or interest on any Note or the Certificate Amount of or any Distributions on any Certificate remains unpaid:


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            (a) Use of Proceeds. None of the proceeds from any Advances or
Equity Investments will be used in violation of any applicable law or regulation, including Regulation T, Regulation U and Regulation X of the Board of Governors of the Federal Reserve System.

            (b) Appraisal. Within sixty (60) days following the Funding Date, the Company shall deliver or cause to be delivered an Appraisal of each Property and the Equipment Collateral demonstrating that (i) as of the Funding Date the fair market value of the Properties is at least equal to the Acquisition Costs of the Properties and (ii) as of the Base Term Expiration Date, the fair market value of the Properties shall be at least equal to the principal amount of the B-Notes plus the Certificate Amount of the Certificates multiplied by a factor of 2.5.

            (c) Environmental Audit. Within sixty (60) days following the Funding Date, the Company shall deliver or cause to be delivered a Phase I environmental audit of each Property (an "Environmental Audit") conducted by the Environmental Consultant, at the sole cost and expense of the Company, and based thereon the Agent shall be satisfied that (A) no significant environmental hazards or conditions exist on such Property or any portion thereof, (B) the Company is employing reasonable and prudent environmental practices relative to industry standards with respect to such Property and (C) based upon anticipated and permitted practices and procedures there is not likely to exist on or in respect of such Property any significant environmental hazards or conditions.

            (d) As-Built Surveys. Within sixty (60) days following the Funding Date, the Company shall deliver or cause to be delivered an ALTA/ASCM as-built survey (or other form of survey acceptable to the Agent) of each Property showing the location of all improvements (including the applicable Improvements), easements, encroachments and other matters, together with an ALTA/ASCM surveyor's certification in a form customarily provided. The survey shall contain a statement that such land is not in a flood hazard zone (or, to the extent any portion of such land may be in a flood zone, delineating the portions thereof in such flood zone) and shall be dated as of a date acceptable to the Title Company.

            (e) Title Policy Endorsement. Within sixty (60) days following the Funding Date, the Company shall cause the Title Company to deliver an endorsement to the Title Policy deleting any customary survey exceptions.

            (f) Delivery of Security Opinion. On or prior to July 2, 2001, the Company shall deliver the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), special counsel to the Company and the Guarantor, which opinion shall be dated July 2, 2001 and shall be substantially in the form of Exhibit Q to the Senior Credit Facility, except addressed to the Agent, the Holders and Trustee and except that such opinion shall relate to the Equipment Collateral and the Security Agreement.

            SECTION 4.02. Covenants of the Guarantor. The Guarantor agrees that, so long as the principal of or interest on any Note or the Certificate Amount of or any Distributions on any Certificate remains unpaid:


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            (a) Information. The Guarantor will deliver to each of the Note
Holders and Certificate Holders:

            (i) subject to Section 4.02(b), the same information (and at the same times) required to be delivered pursuant to Section 5.01(a), (b),
      (c), (d), (f), (h), (i) and (l) of the Senior Credit Facility; and

            (ii) within five (5) days after any Officer of the Guarantor obtains knowledge of any Default or Event of Default, if such Default or Event of Default is then continuing, a certificate of a Responsible Officer of the Guarantor setting forth information with respect thereto in reasonable detail and the action which the Guarantor is taking or proposes to take with respect thereto.

            Information delivered hereunder which is required to be delivered pursuant to Section 5.01(a), (b), (h) and (i) of the Senior Credit Facility shall be deemed to have been delivered on the date on which the Guarantor provides notice to the Holders that such information has been posted on the Guarantor's website on the Internet at the website address listed on the signature pages hereof, at sec.gov/edaux/searches.htm or at another website identified in such notice and accessible by the Holders without charge; provided that (x) such notice may be included in a certificate delivered pursuant to clause (iii), and (y) the Guarantor shall deliver paper copies of the information referred to in Section 5.01(a), (b), (h) and (i) of the Senior Credit Facility to any Holder which requests such delivery.

            (b) Incorporation of Senior Credit Facility Covenants. Without duplication of the covenants set forth in this Section 4.02, the covenants of the Guarantor under Section 5 (but excluding Section 5.03(c), (d), (e), (f) and
(g) and Sections 5.08, 5.09, 5.10, 5.12, 5.13 and 5.24) the Senior Credit
Facility, as in effect on the date hereof, are hereby incorporated herein, mutatis mutandis, by reference and shall constitute covenants of the Guarantor hereunder. In the event any such covenant of the Guarantor set forth in the Senior Credit Facility is amended or modified in any manner, such amendment and/or modification shall not automatically cause this Section 4.02 to be similarly amended or modified, and such amendment and/or modification under the Senior Credit Facility shall only be effective as an amendment and/or modification hereunder upon the written consent of the Majority Holders. In the event the Senior Credit Facility is terminated prior to the Expiration Date, the covenants of the Guarantor set forth in the above listed Sections of the Senior Credit Facility as in effect on June 27, 2001 (together with amendments to such covenants that became effective hereunder in accordance with the previous sentence) shall constitute covenants of the Guarantor hereunder.

            SECTION 4.03. Covenants of WFBN, the Trustee and the Holders. Each of WFBN, the Trustee and the Holders, as applicable, hereby agrees with the other parties hereto that so long as this Agreement shall remain in effect:

            (a) Discharge of Liens. Each of WFBN, the Trustee and the Certificate Holders, each agreeing severally and as to itself only, will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly

                                       16


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to discharge, or to cause to be discharged, all Lessor Liens on any Property attributable to it; provided, however, that WFBN, the Trustee and the Certificate Holders shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any Property or title thereto or any interest therein.

            (b) Trust Agreement. Without prejudice to any right under the Trust Agreement of the Trustee to resign, or the Certificate Holders' right under the Trust Agreement to remove the institution acting as Trustee, each of WFBN, the Trustee and the Certificate Holders hereby agrees with the Company, each Note Holder and the Agent (i) not to terminate or revoke the Trust created by the Trust Agreement except as permitted by the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of any such party without the prior written consent of such party and (iii) to comply with all of the terms of the Trust Agreement, the nonperformance of which would adversely affect any such party or any Property or title thereto or any interest therein or the payment of Rent.

            (c) Indebtedness; Other Business. The Trustee, in its capacity as Trustee under the Trust Agreement, and not in its individual capacity, shall not contract for, create, incur or assume any indebtedness, or enter into any business or other activity, other than pursuant to or under the Operative Documents.

            (d) Change of Principal Place of Business. The Trustee shall give prompt notice to the Company, the Certificate Holders and the Agent, if the Trustee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Properties or the transactions contemplated by the Operative Documents are kept, shall cease to be located at the address set forth in Section 3.04(a), or if it shall change its name or identity.

            (e) Transfer by Trustee. The Trustee shall not transfer its interest in any Property or the Operative Documents (other than a transfer pursuant to the provisions of the Operative Documents) without the consent of the Agent and the Holders and, so long as no Event of Default shall have occurred and be continuing, the Company, each such consent not to be unreasonably withheld or delayed. The foregoing limitation shall not be applicable to the transfer of any beneficial interests in the Trust (which shall be governed exclusively by Section 5.03), nor of any assets of Trustee other than its rights in the Properties and the Operative Documents.

            (f) No Voluntary Bankruptcy. The Trustee shall not (i) commence any case or proceeding under any existing or future Law of any jurisdiction (domestic or foreign) relating to bankruptcy, insolvency, reorganization, arrangement, winding up, liquidation, dissolution, composition or other relief with respect to the Trust, Trustee or its debts, or (ii) seek appointment



                                       17

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of a receiver, trustee, custodian or other similar official for the Trust or the
Trustee or for all or any substantial benefit of its creditors.

            (g) Disposition of Assets. The Trustee shall not convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired, except to the extent expressly authorized by the Operative Documents.

            (h) Books and Records; Financial Statements; Bank Accounts. The Trustee and each Certificate Holder each covenants and agrees to maintain separate books and records. The Trustee and each Certificate Holder covenants to maintain its own bank account in its own name. To the extent that financial statements are prepared or issued by the Trustee and any Certificate Holder, each of the Trustee and each such Certificate Holder covenants and agrees to maintain separate financial statements from those financial statements which may be prepared or issued by any of them.

            (i) Separate Existence. Each Certificate Holder covenants and agrees to maintain the separate existence and identity of such Certificate Holder and the Trustee. The Trustee covenants and agrees not to merge or consolidate with, or transfer any of its assets or properties to any Person. The Trustee covenants and agrees not to commingle its assets and funds with those assets and funds of the Certificate Holders. The Lessor and each Certificate Holder each covenant and agree to correct any known misunderstanding regarding its separate identity. Each of the Certificate Holders covenant and agree to conduct its own business in such person's own name. Each of the Trustee and the Certificate Holders covenant and agree to hold itself out, at all times, to the public as a legal entity and distinct from each other.

            (j) Certificate Amount. The aggregate of all Certificate Amounts shall not at any time be less than 3% of Acquisition Costs.

            (k) Right of Setoff. Each of the Holders, WFBN and the Agent, in its individual capacity, covenants as to itself, and not jointly with any other Person, that it shall not exercise, or attempt to exercise, any right of setoff, banker's lien, or the like, against any deposit account or property of the Guarantor, the Company or any of their Affiliates held or maintained by such Person without the prior written consent of the Agent, which, in the case of the Holders, WFBN or the Agent acting on behalf of the Holders, the Agent shall base its decision to grant such consent solely upon a determination, upon the advise of its counsel, that such exercise shall not adversely affect the right of any Holder to resort to any other right or remedy as a result of the application of state law.

            (l) Insolvency Proceedings. Each of the Holders and the Agent, in its individual capacity, covenants as to itself, that it will not (i) commence any action, proceeding or other case with respect to the Trust under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding up, liquidation, dissolution, composition or other relief with respect to indebtedness, (ii) seek appointment of a receiver, trustee, custodian or other similar official with respect to the Trust and for all or any substantial benefit of the creditors of the Trust or the Trustee, or (iii) take any


                                       18

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                                                      Proprietary & Confidential



action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this Section 4.03(l), except in each case, as expressly permitted pursuant to the Operative Documents.

                                    ARTICLE V

                       THE NOTES AND THE EQUITY INVESTMENT

            SECTION 5.01. Interest and Yield.

            (a) Applicable Rate. The outstanding principal amount of the Notes shall bear interest and the Certificate Amount of the Certificates shall earn current yield, in each case at a rate per annum equal to the Applicable Rate.

            (b) Default Rate. If all or a portion of the principal amount of the Notes, the Certificate Amount of the Certificates, any interest or Distributions payable thereon, or any other amount payable hereunder or under the other Operative Documents is not paid when due (whether at stated maturity, by acceleration or otherwise), such overdue amount shall bear interest, to the extent permitted by Law, at a rate per annum equal to the Default Rate.

            (c) Determination of Rates. The Guarantor shall select whether the Applicable Rate will be determined by reference to a LIBO Rate or the Base Rate by giving notice of that determination to the Agent not later than (i) in the case of the Base Rate, 10:30 a.m. (New York City time) on the first day of the applicable Base Rate Period, and (ii) in the case of the LIBO Rate on the third (3 rd ) LIBO Business Day before the first day of the applicable LIBO Rate Period. If the Guarantor fails to timely give notice of such selection, the Guarantor shall be deemed to have selected for the Applicable Rate to be determined by reference to the LIBO Rate for a three (3) month Interest Period.

            (d) Conversion of Applicable Rates. Subject to the notice requirement set forth in Section 5.01(c) and to the payment of all Break Costs required pursuant to Section 5.06, the Guarantor may elect to convert the reference for the Applicable Rate from the LIBO Rate to the Base Rate on two (2) Business Days prior notice to the Agent. Subject to the notice requirement set forth in Section 5.01(c), the Guarantor may elect to convert the reference for the Applicable Rate from the Base Rate to the LIBO Rate on any LIBO Business Day.

            (e) Number of Elections. All elections by the Guarantor hereunder shall be subject to the limitations set forth in the definitions of Interest Period, Interest Setting Date and Payment Date and the provisions of Section
5.02. Subject to the provisions of Section 5.02, any Applicable Rate and Interest Period selected by the Guarantor shall apply to all outstanding Notes and Certificates.

            (f) Computations. Interest and yield hereunder and under any other Operative Document based on clause (i) of the definition of the "Base Rate" shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and for the actual number of days elapsed



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                                                         Participation Agreement
                                                      Proprietary & Confidential





(including the first day but excluding the last day). All other computations of interest, yield and of any fee payable hereunder and under any other Operative Document (other than computations made for purposes of determining the Maximum
Rate) shall be computed on the basis of a year of 360 days for the actual number of days elapsed (including the first day but excluding the last day).

            (g) Rate Determination by Agent. The Agent shall determine each interest rate applicable hereunder and under any other Operative Document. The Agent shall give prompt notice to the Guarantor and the Holders of each rate of interest so determined, and such determination thereof shall be conclusive in the absence of manifest error.

            (h) Interest Payment. Interest and Distributions accrued and unpaid on the Notes and Certificates, respectively, shall be payable on each Payment Date.

            SECTION 5.02. Changes in Circumstances.

            (a) LIBO Rate Unavailable. If on or prior to any Interest Setting
Date:

            (i) the Agent determines that adequate and reasonable means do not exist for ascertaining the LIBO Rate to be used in determining the Applicable Rate for such LIBO Rate Period; or

            (ii) the Agent is advised by the Majority Holders that the relevant LIBO Rate will not adequately and fairly reflect the cost to such Holders of making or maintaining their Advances or Equity Investments, as applicable; or

            (iii) any Holder shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation made after the Funding Date makes it unlawful, or any central bank or other governmental authority having jurisdiction over any Holder asserts after the Funding Date that it is unlawful, for any Holder, or the office through which such Holder makes Fundings at the LIBO Rate, or compliance by any Holder (or its lending office) with any request or directive (whether or not having the force of law) of any Governmental Authority made after the Funding Date shall make it impossible, to perform its obligations hereunder with respect to Applicable Rates determined by reference to the LIBO Rate or to fund or maintain Advances or Equity Investments to which an Applicable Rate determined by reference to the LIBO Rate applies; or

            (iv) an Event of Default or Non-Performance Event shall have occurred and be continuing;

then, and in any such event, the Agent shall give notice thereof (by telephone, promptly confirmed in writing) to the Company and the Trustee of such determination. Thereafter the Lessor and each affected Holder shall convert the Applicable Rate on the Notes and the Certificates to an Applicable Rate determined by reference to the Base Rate as of the first day of the next succeeding Interest Period or such earlier date as is required by Law and any request for

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                                                         Participation Agreement
                                                      Proprietary & Confidential




a conversion from an Applicable Rate determined by reference to the Base Rate to an Applicable Rate determined by reference to the LIBO Rate pursuant to Section 5.01(d) shall in each case be ineffective; provided, however, if the circumstances giving rise to the notice given by the Agent do not affect all the Holders, then (i) the conversion to an Applicable Rate determined by reference to the Base Rate shall only apply to the affected Holders and (ii) requests for a conversion from an Applicable Rate determined by reference to the Base Rate to an Applicable Rate determined by reference to the LIBO Rate shall be effective for those Holders not affected by such notice.

            (b) Increased Costs. If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation, in each case, after the Funding Date or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority having jurisdiction over any Holder (whether or not having the force of Law) introduced or made after the Funding Date, there shall be any change by way of imposition or increase of any reserve requirement (including any such requirement imposed by the Federal Reserve Board, but excluding any such requirement included in Statutory Reserves) increase in the cost to any Holder of making or maintaining Advances or Equity Investments at an Applicable Rate determined by reference to the LIBO Rate or any reduction in the amount of any sum received or receivable by any Holder hereunder or under any other Operative Document (whether of principal, Certificate Amount, interest, Distributions or otherwise) (excluding for purposes of this Section 5.02(b) any such increased costs resulting from Taxes (as to which Section 5.04 shall govern)), then the Lessor shall pay to the Agent for the account of such Holder additional amounts sufficient to compensate such Holder for such increased cost or reduction suffered ("Increased Costs").

            (c) Capital Adequacy. If any Holder shall determine that the adoption of any applicable Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, in each case, after the Funding Date, by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Holder (or its lending office) with any request or directive made after the Funding Date regarding capital adequacy (whether or not having the force of Law) of any such Governmental Authority, has or would have the effect of reducing the rate of return on capital of such Holder (or any Person controlling such Holder) as a consequence of such Holder's obligations hereunder to a level below that which such Holder (or such Person controlling such Holder) could have achieved but for such adoption or change (taking into consideration such Holder's policies and the policies of such Person controlling such Holder with respect to capital adequacy), then from time to time the Lessor shall pay to the Agent for the account of such Holder such additional amount or amounts as will compensate such Holder (or such Person controlling such Holder) for such reduction suffered ("Capital Adequacy Costs").

            (d) Base Rate Substituted for Affected LIBO Rate. If (x) the right of the Guarantor to designate that the Applicable Rate with respect to any Holder's Instruments be determined by reference to the LIBO Rate has been suspended pursuant to Section 5.02(a) or (y) any Holder has demanded compensation under Section 5.02(b) and the Guarantor shall, by at least five (5) LIBO Business Days' prior notice to such Holder through the Agent, have elected

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                                                         Participation Agreement
                                                      Proprietary & Confidential




that the provisions of this Section 5.02(d) shall apply to such Holder, then, unless and until such Holder notifies the Company, the Guarantor and the Agent that the circumstances giving rise to such suspension or demand for compensation no longer apply:

            (i) the Applicable Rate with respect to such Holder's Instrument shall be determined by reference to the Base Rate in accordance with the provisions of Sections 5.02(a) and 5.02(b);

            (ii) interest and Distributions on such Holder's Instruments shall be payable on Payment Dates applicable to the other Holders' Instruments with respect to which the Applicable Rate is determined by reference to the LIBO Rate; and

            (iii) the Fixed Rent under the Lease shall be adjusted in a manner designated by the Agent to take into account the provisions of this
      Section 5.02(d).

            SECTION 5.03. Assignments and Participations.

            (a) No Assignment by Company or Guarantor. Neither the Company nor the Guarantor may assign its rights or delegate its obligations under the Operative Documents without the prior written consent of the Agent, the Trustee and all of the Note Holders and the Certificate Holders. Upon an assignment to and assumption by a Person of the rights and obligations of the Company or the Guarantor under and in compliance with this Agreement and the other Operative Documents, the representations, warranties and covenants of the Company or the Guarantor, as applicable, and the conditions applicable to the Company or the Guarantor, as applicable, hereunder and thereunder shall thereafter apply to such Person and not to the Company or the Guarantor, as applicable.

            (b) Assignment of Instruments. In addition to the assignments permitted under Section 5.03(h), each of the Note Holders and Certificate Holders may assign to one or more Eligible Assignees all or a portion of the Instruments then held by it and its rights and obligations thereunder and under this Agreement (including all or a portion of the Advances under its Notes and/or its Equity Investment under its Certificates) and the other Operative Documents; provided, however, that (i) each assignment of Certificates shall be of a constant, and not a varying, percentage of all such rights and obligations;
(ii) the aggregate principal amount of the Instruments being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5 million (or $1 million, with respect to the Certificates) in original principal amount or Certificate Amount (as the case may be) and in integral multiples of $1 million in excess thereof; (iii) no such assignment shall be made if as a result thereof after giving effect to such assignment, any assigning Note Holder's aggregate principal amounts of its Outstanding Notes is less than $5 million or any assigning Certificate Holder's aggregate Certificate Amount of its Outstanding Certificates is less than $1 million (in each case determined as of the date of the Assignment and Acceptance with respect to such assignment); provided, however, that the required denominations for portions of the Instruments being assigned under this Section 5.03(b) shall not be construed to prevent an assignment of the entire principal amount of the Notes then

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                                                         Participation Agreement
                                                      Proprietary & Confidential



held by a Note Holder or an assignment of the entire Certificate Amount of the Certificates then held by a Certificate Holder; and (iv) each assigning Note Holder or Certificate Holder and each Eligible Assignee shall execute and deliver to the Agent for its acceptance and recording in the Record a supplemental agreement in form and substance satisfactory to the Agent (the "Assignment and Acceptance"), with an administrative fee of $4,000 to be paid by the Assignor to the Agent. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder (the "Assignee") shall be a party hereto and to the other Operative Documents to which the Note Holders or the Certificate Holders (as the case may be) are parties and, to the extent that rights and obligations hereunder have been assigned to and assumed by it, have the rights and obligations of a Note Holder or a Certificate Holder (as the case may be) hereunder and under the Operative Documents and (y) the assignor thereunder (the "Assignor") shall, to the extent that rights and obligations hereunder have been assigned by it, relinquish its rights (other than any rights to indemnification it may have hereunder or under the other Operative Documents) and be released from its obligations under this Agreement (other than the confidentiality obligations set forth in Section 9.16) and the other Operative Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of Assignor's rights and obligations under the Agreement and the other Operative Documents, such Assignor shall, except as set forth above, cease to be a party hereto).

            (c) Assignment and Acceptance. By executing and delivering an Assignment and Acceptance, the Assignor thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows:
(i) other than as provided in such Assignment and Acceptance, such Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement and the other Operative Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Operative Documents or any other instrument or document furnished pursuant hereto or thereto; (ii) such Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the Guarantor or the performance or observance by the Company or the Guarantor of any of their respective obligations under this Agreement or any other Operative Document, or any other instrument or document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision with respect to entering into such Assignment and Acceptance; (iv) such Assignee will make the representations set forth in Section 3.05 and will, independently and without reliance upon the Agent, the Trustee, such Assignor or any other Note Holder or Certificate Holder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under and/or referenced in this Agreement and the other Operative Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Note Holder or Certificate Holder (as the case may be).

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                                                         Participation Agreement
                                                      Proprietary & Confidential





            (d) Record. The Agent shall maintain at its address listed on
Schedule I hereto a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Note Holders and the Certificate Holders and principal amount of the Advances and Certificate Amount of the Equity Investment, as applicable, owing to, each Note Holder and Certificate Holder from time to time (the "Record"). The entries in the Record shall be conclusive and binding for all purposes, absent manifest error, and the Company, the Guarantor, the Agent, the Trustee, the Certificate Holders and the Note Holders may treat each Person whose name is recorded in the Record as a Note Holder or Certificate Holder (as the case may be) hereunder for all purposes of this Agreement. The Record shall be available for inspection by the Guarantor or any Note Holder or Certificate Holder at any reasonable time and from time to time upon reasonable prior notice.

            (e) Assignment Procedures. Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee, the Agent shall, if such Assignment and Acceptance has been completed, give prompt written notice to the Guarantor and (i) accept such Assignment and Acceptance, and (ii) record the information contained therein in the Record. The Agent shall provide the Guarantor with a current list of all Note Holders and Certificate Holders at the Guarantor's reasonable request but no more frequently than quarterly.

            (f) Participations. Each Note Holder and Certificate Holder may sell participations to one or more banks or other entities in or to all or a portion of the Instruments then held by it and its rights and obligations thereunder and under this Agreement and the other Operative Documents; provided, however, that
(i) the obligations of such Note Holder or Certificate Holder (as the case may be) under this Agreement (including all or a portion of its Note Commitment or Certificate Commitment (as the case may be)) and the other Operative Documents shall remain unchanged and such Note Holder or Certificate Holder (as the case may be) shall remain solely responsible to the other parties hereto for the performance of such obligations; (ii) such Note Holder shall remain the Holder of such Note, and such Certificate Holder shall remain the Holder of such Certificate, for all purposes under this Agreement and the other Operative Documents and the Company, the Guarantor, the Agent, the Trustee and the other Note Holders and Certificate Holders shall continue to deal solely and directly with such Note Holder or Certificate Holder (as the case may be) in connection with the rights and obligations of such Note Holder or Certificate Holder (as the case may be) under this Agreement; (iii) no such participant shall be entitled to receive any greater payment than such Note Holder or Certificate Holder (as the case may be) would have been entitled to receive with respect to the rights participated (including payments for Taxes, Other Taxes or Increased Costs); and (iv) any agreement pursuant to which any Note Holder or any Certificate Holder (as the case may be) may grant a participation pursuant to this Section 5.03(f) shall provide that such Note Holder or Certificate Holder (as the case may be) shall retain the sole right and responsibility to enforce the obligations of the Company and the Guarantor under this Agreement and the other Operative Documents including, without limitation, the right to approve any amendment, modification or waiver of any provisions of this Agreement and the other Operative Documents. An assignment or other transfer which is not permitted by Section 5.03(b) shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this Section 5.03(f).

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                                                         Participation Agreement
                                                      Proprietary & Confidential



            (g) Permitted Disclosure; Confidentiality. Any Note Holder or Certificate Holder may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 5.03, disclose to the assignee or participant or proposed assignee or participant any information relating to the Company or the Guarantor furnished to such Note Holder or Certificate Holder (as the case may be) by or on behalf of the Company or the Guarantor; provided, that prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree in writing with the Guarantor and the Agent to preserve the confidentiality of any confidential information relating to the Company and the Guarantor or the transactions contemplated by the Operative Documents (including the general structure of this transaction) received by it from such Note Holder or Certificate Holder (as the case may be) in a manner consistent with that set forth in Section 9.16.

            (h) Other Permitted Assignments. Anything in this Section 5.03 to the contrary notwithstanding (except that at all times the requirements of Section 5.03(g) shall be satisfied), any Note Holder or Certificate Holder may assign and pledge, as collateral or otherwise, without notice to or consent of the Company or the Guarantor, all or any of the Instruments held by it and any of its rights (including rights to payment of the principal or Certificate Amount of and interest or yield on the Instruments) under this Agreement and the other Operative Documents to (i) any of its Affiliates and (ii) any Federal Reserve Bank, the United States Treasury or to any other financial institution as collateral security pursuant to Regulation A of the Federal Reserve Board and any operating circular issued by the Federal Reserve System and/or the Federal Reserve Bank or otherwise. No such assignment and/or pledge set forth in (ii) above shall release the assigning and/or pledging Note Holder or Certificate Holder from its obligations hereunder.

            SECTION 5.04. Taxes.

            (a) Payments Free and Clear. All payments to or for the benefit of the Trustee, the Lessor, WFBN, the Agent, or the Holders under the Operative Documents (including payments of Fixed Rent and Additional Rent under the
Lease, payments of principal and interest under the Notes and payments of the Certificate Amount and Distributions under the Certificates) shall be made free and clear of and without deduction for any and all present or future Charges. If the Company, the Guarantor, the Trustee, the Agent, the Lessor or any other Person ("Applicable Payor") shall be required by Law to deduct any Charges from or in respect of any amounts payable under this Agreement or any other Operative Document to or for the benefit of a Holder, the Trustee, the Lessor, WFBN or the Agent ("Applicable Payee"), (i) the amounts payable by such Applicable Payor (as rent, interest or otherwise) shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.04), the Applicable Payee shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Applicable Payor shall make such deductions and (iii) the Applicable Payor shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with all applicable Laws. The Company will indemnify each Indemnified Party on an After Tax Basis on demand for the full amount of any sums paid by such Indemnified Party pursuant to the second sentence of this Section 5.04(a) and any liability such Indemnified Party

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                                                         Participation Agreement
                                                      Proprietary & Confidential



may incur or be required to pay. Any payment pursuant to this indemnification shall be made within fifteen (15) days of demand by the Indemnified Party.

            (b) Other Taxes. In addition, the Company shall timely pay any present or future transfer, stamp, license, value added, goods and services, sales, use or documentary Taxes, excise Taxes or any other property, transfer, transfer gains or recording, publication or filing Taxes or any other Taxes in the nature of the foregoing imposed by any Governmental Authority, which arise directly or indirectly from (i) the acquisition, ownership, operation, occupancy, possession, use, non-use, mortgaging, financing, leasing, subleasing, or disposition or condition of any Property, or any other property or rights conveyed to the Lessor or the Trustee; (ii) any payment made under the Operative Documents; (iii) the execution, delivery or registration of, or otherwise with respect to the Operative Documents; (iv) the conveyance or transfer of any Property (or any portion thereof) in compliance with any requirement of the Operative Documents; (v) the recording of any mortgage, deed of trust, financing statement or other collateral security document in any jurisdiction; or (vi) the transactions contemplated by any of the Operative Documents (collectively, but, in each case other than Excluded Charges, the "Other Taxes").

            (c) Indemnification. The Company shall pay and indemnify, defend and hold harmless each Indemnified Party on an After Tax Basis from and against the full amount of all Charges (including Other Taxes), required to be paid by such Indemnified Party on its behalf or on behalf of any other Person, and any liability (including penalties, interest and expenses, except those arising from the gross negligence or willful misconduct of such Indemnified Party), arising therefrom or with respect thereto (including from any obligation to file any Tax return, report or statement with respect to any such Charges), whether or not such Charges were correctly or legally asserted. Any payment pursuant to such indemnification shall be made upon demand by the Indemnified Party.

            (d) Contests. If any claim shall be made against any Indemnified Party or if any proceeding shall be commenced against any Indemnified Party (including a written notice of such proceeding) for any Tax as to which the Lessee may have an indemnity obligation pursuant to this Section 5.04, such Indemnified Party shall within thirty (30) days notify the Lessee in writing (provided that failure to so notify the Lessee within thirty (30) days shall not alter such Indemnified Party's rights under this Section 5.04 except to the extent such failure precludes or materially adversely affects the ability to conduct a contest of any indemnified Taxes) and shall not take any action with respect to such claim, proceeding or Tax without the written consent of the Lessee (such consent not to be unreasonably withheld or unreasonably delayed) for thirty (30) days after the receipt of such notice by the Lessee; provided, however, that in the case of any such claim or proceeding, if such Indemnified Party shall be required by law or regulation to take action prior to the end of such 30-day period, such Indemnified Party shall in such notice to the Lessee, so inform the Lessee, and such Indemnified Party shall not take any action with respect to such claim, proceeding or Tax without the consent of the Lessee (such consent not to be unreasonably withheld or unreasonably delayed) for ten (10) days after the receipt of such notice by the Lessee unless the Indemnified Party shall be required by law or regulation to take action prior to the end of such 10-day period.

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                                                         Participation Agreement
                                                      Proprietary & Confidential



            The Lessee shall be entitled for a period of thirty (30) days from receipt of such notice from the Indemnified Party (or such shorter period as the Indemnified Party has notified the Lessee is required by law or regulation for such Indemnified Party to commence such contest), to request in writing that such Indemnified Party contest the imposition of such Tax, at the Lessee's sole cost and expense. If (x) such contest can be pursued in the name of the Lessee and independently from any other proceeding involving a Tax liability of such Indemnified Party for which the Lessee has not agreed to indemnify such Indemnified Party, (y) such contest must be pursued in the name of the Indemnified Party, but can be pursued independently from any other proceeding involving a Tax liability of such Indemnified Party for which the Lessee has not agreed to indemnify such Indemnified Party or (z) the Indemnified Party so requests, then the Lessee shall be permitted to control the contest of such claim, provided that in the case of a contest described in clause (y), if the Indemnified Party reasonably determines that such contest by the Lessee could have an adverse impact on the business or operations of the Indemnified Party, such Indemnified Party may elect to control or reassert control of the contest, and provided, that by taking control of the contest, Lessee acknowledges that it is responsible for the Tax ultimately determined to be due by reason of such claim. In all other claims requested to be contested by the Lessee, such Indemnified Party shall control the contest of such claim. In no event shall the Lessee be permitted to contest (or the Indemnified Party be required to contest) any claim (A) if such Indemnified Party provides the Lessee with a legal opinion of counsel reasonably acceptable to the Lessee that such action, suit or proceeding involves a risk of imposition of criminal liability or could involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Encumbrance) on any Property or any part of any thereof unless the Lessee shall have posted and maintained a bond or other security satisfactory to the relevant Indemnified Party in respect to such risk, (B) if an Event of Default has occurred and is continuing under Section 6.01(a), (h) or
(i) unless the Lessee shall have posted and maintained by a bond or other security satisfactory to the relevant Indemnified Party in respect of the Taxes subject to such claim and any and all expenses for which the Lessee is responsible hereunder reasonably foreseeable in connection with the contest of such claim, (C) unless the Lessee shall have agreed to pay and shall pay, to such Indemnified Party on demand all reasonable out-of-pocket costs, losses and expenses that such Indemnified Party may incur in connection with contesting such Tax including all reasonable legal, accounting and investigatory fees and disbursements, or (D) if such contest shall involve the payment of the Tax prior to the contest, unless the Lessee shall provide to the Indemnified Party an interest- free advance in an amount equal to the Tax that the Indemnified Party is required to pay (with no additional net after-tax costs to such Indemnified Party). In addition for Indemnified Party controlled contests and claims contested in the name of such Indemnified Party in a public forum, no contest shall be required (A) unless the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving such Indemnified Party with respect to any period for which the Lessee may be liable to pay an indemnity under this Section 5.04) exceeds $25,000 and (B) unless, if requested by such Indemnified Party, the Lessee shall have provided to such Indemnified Party an opinion of independent tax counsel selected by such Indemnified Party and reasonably acceptable to the Lessee that a reasonable basis exists to contest such claim. In no event shall an Indemnified Party be required to appeal an adverse judicial determination to the United States Supreme Court.

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                                                         Participation Agreement
                                                      Proprietary & Confidential



            The party conducting the contest shall consult in good faith with the other party and its counsel with respect to the contest of such claim for Taxes (or claim for refund) but the decisions regarding what actions are to be taken shall be made by the controlling party in its sole judgment, provided, however, that if the Indemnified Party is the controlling party and the Lessee recommends the acceptance of a settlement offer made by the relevant Governmental Authority and such Indemnified Party rejects such settlement offer, then the amount for which the Lessee will be required to indemnify such Indemnified Party with respect to the Taxes subject to such offer shall not exceed the amount which it would have owed if such settlement offer had been accepted. In addition, the controlling party shall keep the noncontrolling party reasonably informed as to the progress of the contest, and shall provide the noncontrolling party with a copy of (or appropriate excerpts from) any reports or claims issued by the relevant auditing agents or taxing authority to the controlling party thereof, in connection with such claim or the contest thereof.

            Each Indemnified Party shall, at the Lessee's sole cost and expense, supply the Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by this Section 5.04(d); provided, however, that such Indemnified Party shall not be required to provide to the Lessee copies of its tax returns or any other information, documentation or materials that it deems to be confidential or proprietary. No Indemnified Party shall enter into any settlement or other compromise or fail to appeal an adverse ruling with respect to any claim which is entitled to be indemnified under this Section 5.04 (and with respect to which contest is required under this Section 5.04) without the prior written consent of the Lessee, unless such Indemnified Party waives its right to be indemnified under this Section 5.04 with respect to such claim.

            Notwithstanding anything contained herein to the contrary, an Indemnified Party will not be required to contest (and the Lessee shall not be permitted to contest) a claim with respect to the imposition of any Tax if such Indemnified Party shall waive its right to indemnification under this Section
5.04 with respect to such claim (and any claim with respect to such year or any other taxable year the contest of which is materially adversely affected as a result of such waiver.)

            (e) Payments. Any Tax indemnifiable under this Section 5.04 shall be paid directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to an Indemnified Party pursuant to Section 5.04 shall be paid within fifteen (15) days after receipt of a written demand therefor from such Indemnified Party accompanied by a written statement describing in reasonable detail the amount so payable, but not before two Business Days prior to the date that the relevant Taxes are due. Any payments made pursuant to this Section 5.04 shall be made directly to the Indemnified Party entitled thereto or the Lessee, as the case may be, in immediately available funds. Upon the request of any Indemnified Party with respect to a Tax that the Lessee is required to pay, the Lessee shall furnish to such Indemnified Party the original or a certified copy of a receipt for the Lessee's

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                                                         Participation Agreement
                                                      Proprietary & Confidential




payment of such Tax or such other evidence of payment as is reasonably acceptable to such Indemnified Party.

            (f) Reports. In the case of any report, return or statement required to be filed with respect to any Taxes that are subject to indemnification under this Section 5.04 and of which the Lessee has knowledge, the Lessee shall promptly notify the Indemnified Party of such requirement and, at the Lessee's expense (i) if the Lessee is permitted (unless otherwise requested by the Indemnified Party) by Applicable Law, timely file such report, return or statement in its own name or (ii) if such report, return or statement is required to be in the name of or filed by such Indemnified Party or the Indemnified Party otherwise requests that such report, return or statement be filed by such Indemnified Party, timely prepare such report, return or statement in such manner as shall be satisfactory to such Indemnified Party and send the same to the Indemnified Party for filing no later than fifteen (15) days prior to the due date therefore. In any case in which the Indemnified Party will file any such report, return or statement, the Lessee shall, upon written request of such Indemnified Party, provide such Indemnified Party with such information as is reasonably necessary to allow the Indemnified Party to file such report, return or statement.

            (g) Receipt. Within fifteen (15) days after the date of any deduction of any Charges, the Applicable Payor shall furnish to the Applicable Payee, the Agent and the Trustee the original or a certified copy of a receipt or other documentation evidencing payment thereof as is reasonably acceptable to such Applicable Payee.

            (h) Withholdings Tax Exemption. Notwithstanding anything to the contrary in any of the Operative Documents, each Applicable Payor shall be entitled to the extent it is required to do so by Law, to deduct income or other similar Taxes imposed by the United States of America from amounts payable hereunder or under the other Operative Documents for the account of any Applicable Payee except to the extent, if applicable, said Applicable Payee has timely filed with the Agent or the appropriate party (who shall then promptly forward the same to the Company and the Trustee) Prescribed Forms, if any, for the applicable year indicating that deduction or withholding of such Taxes is not required or reduced as a result of the filing of such Prescribed Forms. If the Applicable Payor shall so deduct or withhold any such Taxes, it shall provide a statement to the Applicable Payee setting forth the amount of such Taxes as deducted or withheld, the applicable rate and any other information or documentation which such Person may reasonably request for enabling such Person to obtain any allowable credits or deductions for the Taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Person is subject to Taxes.

            (i) Determinations. The determination of all Charges to be paid or indemnified against by the Company on an After Tax Basis under this Section 5.04 shall be made (in good faith) by the affected Applicable Payee. Such determination shall state with reasonable clarity and detail the basis for such determination and shall, absent manifest error, be final, conclusive and binding on the Company. In no event shall the Company, in connection with this Section
5.04 or for any other purpose whatsoever under any Operative Document, have any right to examine any Tax return or related books and records of any Applicable Payee.

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            (j) Survival. Without prejudice to the survival of any other agreement of the Company hereunder, the agreements and obligations of the Company contained in this Section 5.04 and in Section 5.05 shall survive the payment in full of the principal, Certificate Amount, interest and Distributions on the Notes and Certificates.

            SECTION 5.05. Tax Treatment.

            (a) Financing. For purposes of federal, foreign, state and local income Taxes, the parties hereto intend that (i) the Lease and the other Operational Documents be treated as the repayment and security provisions of a loan to the Company, and (ii) all payments of Termination Value, Residual Value Amount, Fixed Rent, Additional Rent and payments under Section 5.02 of the Lease be treated as payments of principal, interest and other amounts owing with respect to such loan, respectively.

            (b) Tax Reporting by Company. The Company agrees that (i) unless compelled, in its reasonable opinion, by action of a Governmental Authority, neither it nor any Affiliate (whether or not consolidated or combined returns are filed with such Affiliate for federal, foreign, state or local income Tax purposes) will at any time take any action, directly or indirectly, or file any return or other document inconsistent with the intended Tax treatment described in Section 5.05(a), and (ii) it and its Affiliates will file such returns, maintain such records, take such actions and execute such documents (as reasonably requested by the Trustee, the Agent, the Lessor or the Holders from time to time) as may be appropriate to facilitate the realization of such intended Tax treatment.

            (c) Tax Reporting by Indemnified Parties. Each Indemnified Party agrees that (i) unless compelled, in its reasonable opinion, by action of a Governmental Authority, neither it nor any Affiliate (whether or not consolidated or combined returns are filed with such Affiliate for federal, foreign, state or local income Tax purposes) will at any time take any action, directly or indirectly, or file any return or other document claiming, or asserting that it is entitled to, the Tax benefits, deductions or credits which, pursuant to the intended income Tax treatment described in Section 5.05(a), would otherwise be claimed or claimable by the Company, and (ii) it and its Affiliates will file such returns, maintain such records, take such actions, and execute such documents (as reasonably requested by the Company from time to time) as may be appropriate (in the judgment of such Indemnified Party) to facilitate the realization of, and as shall be consistent with, such intended income Tax treatment; provided that no Indemnified Party shall be required to
(A) take any action which it believes would be disadvantageous to it, (B) disclose any portion of any Tax return, or (C) engage or participate in any contest of such Tax treatment. If any such filing, maintenance, action or execution requested by the Company would result in any additional Tax liability payable by the Indemnified Party, or could reasonably be expected to result in liability payable by it, other than liability ordinarily related to the intended Tax treatment described in Section 5.05(a), then the Company will provide an indemnity against such unrelated Tax liability satisfactory to the Indemnified Party, in its sole opinion, exercised reasonably and in good faith.


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            SECTION 5.06. Compensation. The Company shall compensate each
Holder, in each case, upon its written request (which request shall also be sent to the Agent), for all reasonable losses and costs the Holder (or any existing or prospective participant of such Holder) may sustain: (a) if, for any reason (other than a default by such Holder or the Agent), the Funding or a selection affecting the Applicable Rate does not occur on the date specified therefor in the Requisition or in a notice delivered pursuant to Section 5.01(c) (as applicable, and whether or not withdrawn), (b) if any payment under the Operative Documents or change in the Applicable Rate with respect to such Holder's Instruments occurs on a date which is not the last day of an Interest Period, (c) if any payment of the Residual Value Amount, Termination Value or any payment under Section 5.02 of the Lease occurs on a date that is not the last day of an Interest Period or on a date different from the date required therefor under the Operative Documents or (d) as a consequence of (i) any payment on the Notes or the Certificates due to any other Default, Event of Default, Non-Performance Event, Casualty, Condemnation or Environmental Trigger or (ii) an election made by the Company pursuant to Section 5.02(d) (which losses and costs shall include, without limitation, any Loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any event described in clauses (a) through
(d) above) ("Break Costs"). Any request by a Holder for payment of Break Costs under this Section 5.06 shall be accompanied by a certificate as to the amount of such Break Costs and describing in reasonable detail the calculation thereof, which certificate shall be conclusive in the absence of manifest error.

            SECTION 5.07. Change of Applicable Lending Office. Each Holder agrees that, upon the occurrence of any event of which it has knowledge giving rise to the operation of Section 5.02 or 5.04 with respect to such Holder, it will promptly notify the Company, the Guarantor and the Agent and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, any payment pursuant to Sections 5.02 and 5.04 and will not, in the judgment of such Holder, result in any economic or regulatory disadvantage to such Holder. A certificate of any Holder claiming any amount payable under Section 5.02 or 5.04 and setting forth such amount or amounts, accompanied by a computation in reasonable detail of such amount or amounts, shall be conclusive if prepared in good faith and on a reasonable basis. In determining any such amount, such Holder may use any reasonable averaging and attribution methods; provided that such methods shall not be inconsistent with the methods used by such Holder in calculating the reduction in return allocable to other similar transactions or commitments to other customers. Nothing in this
Section 5.07 shall affect or postpone any of the obligations of the Company or the rights of any Holder provided in Section 5.02 or Section 5.04.

            SECTION 5.08. Sharing of Payments, Etc. If any Note Holder or Certificate Holder shall obtain any payment (whether voluntary or involuntary), on account of the Instruments held by it (other than on account of Additional Costs and other than pursuant to Section 5.05 or any indemnification provision of the Operative Documents) in excess of its ratable share of payments on account of the Instruments obtained by all the Note Holders and Certificate Holders, such Note Holder or Certificate Holder (as the case may be) shall forthwith purchase from the other Note Holders or Certificate Holders (as the case may be) such participations in the Instruments held by them as shall be necessary to cause such purchasing


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Note Holder or Certificate Holder (as the case may be) to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Note Holder or Certificate Holder (as the case may be), such purchase from each Note Holder or Certificate Holder (as the case may be) shall be rescinded and each Note Holder or Certificate Holder (as the case may be) shall repay to the purchasing Note Holder or Certificate Holder (as the case may be) the purchase price to the extent of such Note Holder's or Certificate Holder's (as the case may be) ratable share (according to the proportion of (i) the amount of the participation purchased from such Note Holder or Certificate Holder (as the case may be) as a result of such excess payment to (ii) the total amount of the participations purchased in respect of such excess payment) of such recovery together with an amount equal to such Note Holder's or Certificate Holder's (as the case may be) ratable share (according to the proportion of (i) the amount of such Note Holder's or Certificate Holder's (as the case may be) required repayment to (ii) the total amount so recovered from the purchasing Note Holder or Certificate Holder (as the case may be)) of any interest or other amounts paid or payable by the purchasing Note Holders or Certificate Holders (as the case may be) in respect of the total amount so recovered. Notwithstanding that such Note Holders or Certificate Holders (as the case may be) shall have purchased a participation in such Instruments, the purchasing Note Holder or Certificate Holder (as the case may be) shall be deemed to have acquired the voting rights under such Instruments to the extent of, and for the duration of, such participation, as if such Note Holder or Certificate Holder (as the case may be) shall have been an Assignee thereof.

            SECTION 5.09. Maturity Date Extension.

            (a) Procedures. (i) Pursuant to Section 3.02 of the Lease, so long as no Default, Event of Default, Non-Performance Event or Environmental Trigger shall have occurred and be continuing at the time the Lessee delivers the Extension Request and such request is timely made pursuant to Section 3.02 of the Lease, the Lessee may request that the Lessor, the Agent and the Holders extend the Lease and the related financing by the Holders for the Extension Term (such request by the Lessee is herein called the "Extension Request"). Each Holder shall have thirty (30) days from receipt of such request to inform the Agent whether such Holder, in its sole and absolute discretion, agrees to the Extension Request. Failure of any such Holder to indicate its acceptance or rejection by such time shall be deemed to constitute such Holder's rejection thereof. If any Holder (a "Non-Accepting Holder") rejects (or is deemed to have rejected) the Extension Term, the Agent, at the request of the Lessee, shall have the right to cause such Non-Accepting Holder to transfer its interests under the Operative Documents to any other Holder that has agreed to the Extension Term or to a replacement Holder which would be an Eligible Assignee hereunder. Existing Holders shall be offered the right, but shall not be required, to acquire a pro rata share of the Non-Accepting Holders' interests. Any such transfer shall be made pursuant to an Assignment and Assumption executed by the Non-Accepting Holder and the Assignee. The date of transfer shall be the then-existing Maturity Date. If any Holder rejects the Extension Request and the Agent has been unable to locate a transferee of such Holder's or Holders' interests under the Operative Documents at least one hundred twenty
(120) days prior to the then-existing Maturity Date, the date of the Maturity Date shall not be


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extended or changed and the Lessee shall be deemed to have elected the option to purchase the Lessor's interest in the Properties under the Lease.

            (ii) If the Lessee shall have made the Extension Request and at any time during the sixty (60) day period ending on the commencement date of the Extension Term, an Event of Default shall have occurred, then the Lessee's rights under this Section shall automatically terminate and the Lessee shall not be entitled to the requested Extension Term.

            (b) General. The Company hereby agrees to pay all reasonable and properly documented costs and expenses (including reasonable legal fees and expenses) incurred by the Trustee, the Agent and the Holders in connection with the provisions of this Section 5.09, including the costs of documenting the extension and any necessary transfer of Instruments.

                                   ARTICLE VI

               EVENTS OF DEFAULT; REMEDIES; NON-PERFORMANCE EVENTS

            SECTION 6.01. Events of Default. If one or more of the following events shall have occurred and be continuing, it shall constitute an "Event of Default" hereunder:

            (a) the Company shall fail to pay the Termination Value, the Residual Value Amount, any Additional Rent or any amount due pursuant to
      Section 5.02 of the Lease on the date on which such payment is due, or shall fail to pay any Fixed Rent or fees payable hereunder within five (5) days of the date on which payment is due;

            (b) the Company shall fail to observe or perform any covenant contained in Section 4.01;

            (c) the Company shall fail to observe or perform any covenant or agreement contained in this Agreement or any other Operative Document to which the Company is a party (other than those covered by clause (a) or (b) above) for twenty (20) days after written notice thereof has been given to the Company by the Agent at the request of the Majority Holders acting through the Agent;

            (d) the Guarantor shall fail to observe or perform any covenant or agreement contained in this Agreement or any other Operative Document to which the Guarantor is a party, for twenty (20) days after written notice thereof has been given to the Guarantor by the Agent at the request of the Majority Holders acting through the Agent;

            (e) any representation or warranty, certification or statement made (or deemed made) by the Company or the Guarantor, in this Agreement or any other Operative Document or in any certificate, financial statement or other document delivered pursuant to this Agreement or any other Operative Document shall prove to have been incorrect in any material respect when made (or deemed made);


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            (f) without duplication of the Events of Default set forth in this
      Section 6.01, all Events of Default (as such term is defined in the Senior Credit Facility) set forth in Section 6.01(i), (j) and (l) of the Senior Credit Facility are hereby incorporated herein, mutatis mutandis, by reference and shall constitute Events of Default hereunder. In the event any of the foregoing Events of Default (as such term is defined in the Senior Credit Facility) set forth in the Senior Credit Facility is amended or modified in any manner, such amendment and/or modification shall not automatically cause this Section 6.01 to be similarly amended or modified, and such amendment and/or modification under the Senior Credit Facility shall only be effective as an amendment and/or modification hereunder with the written consent of the Majority Holders. In the event the Senior Credit Facility is terminated prior to the Expiration Date, the above Events of Default (as such term is defined in the Senior Credit Facility) set forth in the Senior Credit Facility as in effect on June 27, 2001 (together with amendments to such Events of Default (as defined in the Senior Credit Facility) that became effective hereunder in accordance with the previous sentence) shall constitute Events of Default hereunder;

            (g) the Guarantor or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

            (h) an involuntary case or other proceeding shall be commenced against the Guarantor or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Guarantor or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

            (i) the Guarantor or any Subsidiary shall fail to make any payment in respect of any Material Financial Obligations (as such term is defined in the Senior Credit Facility) or in respect of the obligations under the Senior Credit Facility, including any obligation to reimburse letter of credit obligations or to post cash collateral with respect thereto, when due or within any applicable grace period;

            (j) any event or condition shall occur which (A) results in the acceleration of the maturity of any Material Financial Obligations (as such term is defined in the Senior Credit Facility) or the obligations under the Senior Credit Facility, (B) otherwise constitutes an Event of Default (as such term is defined in the Senior Credit Facility)

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      under the Senior Credit Facility or (C) enables (or, if such event or condition does not otherwise give rise to a Default or Event of Default hereunder, which with the giving of notice or lapse of time or both would enable) the holder of any Material Financial Obligations (as such term is defined in the Senior Credit Facility) or any Person acting on such holder's behalf to accelerate the maturity thereof;

            (k) the Company shall fail to comply in any material respect with any Insurance Requirement;

            (l) the Company shall fail to comply with the Return Conditions as of the Expiration Date or, if applicable, as of such earlier date on which the Lease terminates in connection with a Non-Performance Event;

            (m) any Operative Document shall for any reason no longer be in full force and effect in accordance with its terms, by operation of Law or by any other means (except if, and to the extent, such is the result of a purchase of the Lessor's interest in the Properties or applicable Property in accordance with the Lease);

            (n) the Company shall have abandoned any Property or any part thereof for a period of more than thirty (30) consecutive days at any time prior to the Expiration Date other than as a result of a Casualty;

            (o) the Lessor or the Agent shall cease, for any reason (other than directly through their own actions or omissions), to have a perfected security interest in and Lien on the Properties and the Equipment Collateral, superior and prior to the rights of all third Persons and subject to no other Liens, except in each case for Permitted Encumbrances;

            (p) any Operative Document or any obligation of the Company or the Guarantor thereunder shall be revoked or repudiated or attempted to be revoked or repudiated by the Company or the Guarantor, the Lessor shall fail to have a valid leasehold interest in the California Land (or any part thereof), for any reason whatsoever, or the Lessor shall fail to have unencumbered title to the Maryland Land or the Improvements;

            (q) any Applicable Permits or right-of-way shall become null and void, shall be revoked or shall otherwise become unavailable or ineffective, as a result of which the Lessor shall be prevented from owning and/or leasing or subleasing or the Company shall be prevented from using any Property for its Intended Use; or

            (r) the Guarantor shall fail to own at least a majority of the Voting Stock of the Company.


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            SECTION 6.02. Remedies upon an Event of Default. (a) Subject to
Section 6.02(g) and Section 6.03, if an Event of Default has occurred and is continuing, each of the Trustee and the Agent may, and if directed in writing by the Majority Holders shall, exercise any of the rights or remedies granted to it under the Lease or any of the other Operative Documents, in addition to any rights or remedies of such parties set forth in this Agreement.

            (b) Upon the occurrence of an Event of Default, except as set forth in Section 6.02(g) and Section 6.03, upon five (5) Business Days' prior written notice to the Company, the Agent may, and upon the written request of the Majority Holders, the Agent shall, declare the entire accrued and unpaid amount of interest on and the principal amount of the Notes and the Certificate Amount of and unpaid yield on the Certificates (if not then due and payable) to be due and payable immediately, notwithstanding anything contained in the Instruments or in any other Operative Document to the contrary; provided, however, that if an Event of Default under Section 6.01(a) or (i) occurs, notice to the Company may be given as to the acceleration of amounts due under the Notes and Certificates upon such acceleration.

            (c) If, however, an Event of Default occurs under Section 6.01(g) or
(h), then the entire accrued and unpaid amount of interest on and the principal amount of the Notes and the Certificate Amount of and unpaid yield on the Certificates shall automatically be and become due and payable immediately, without request, demand, presentment, protest or notice, notwithstanding anything contained in the Instruments or in any other Operative Document to the contrary.

            (d) Subject to Section 6.02(g) and Section 6.03, if an Event of Default has occurred and is continuing, then each of the Trustee, the Agent, the Note Holders and Certificate Holders may, and if directed in writing by the Majority Holders the Agent shall, take all steps necessary or advisable to protect and enforce its rights hereunder, whether by action, suit or proceeding at Law or in equity, for the specific performance of any covenant, condition or agreement contained herein, or in aid of the execution of any power herein granted, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as such party shall deem necessary or advisable.

            (e) If the Company shall fail to make any payment or perform any act required to be made or performed under any Operative Document, the Agent, without waiving any default or releasing the Company from any obligation may (but shall be under no obligation to unless directed in writing by the Majority Holders) make such payment and perform such act for the account and at the expense of the Company, and may give notice and enter upon any Property or any portion thereof for such purpose and take all such action thereon as, at the Agent's sole discretion, may be necessary or appropriate therefor. All sums so paid by the Agent and all costs and expenses (including reasonable attorneys' fees and expenses so incurred, together with interest thereon to the extent permitted by Law) shall be paid by the Company to the Agent on demand.

            (f) No right or remedy hereunder or under any other Operative Document shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to


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any other right or remedy hereunder or now or hereafter existing by Law or in equity, and the exercise by a party hereto of any one or more of such rights, powers or remedies shall not preclude the simultaneous exercise of any or all of such other rights, powers or remedies. Any failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future. The Trustee, the Note Holders, the Certificate Holders and the Agent shall be entitled to injunctive relief in case of the violation or attempted or threatened violation of any of the provisions hereof by any other party hereto, a decree compelling performance of any of the provisions hereof or any other remedy allowed by Law or in equity.

            (g) The Company may, by notice to the Agent, at any time prior to exercise of any remedies by the Trustee, the Agent and the Majority Holders, elect to cure any Default, Event of Default, Non-Performance Event, Casualty, Condemnation or Environmental Trigger by purchasing the Lessor's interest in the Properties for an amount equal to the Termination Value therefor.

            SECTION 6.03. Non-Performance Events; Procedures.

            (a) Non-Performance Events. Notwithstanding anything to the contrary contained herein, if at any time (i) an Event of Default described in Section 6.01(e) occurs, (ii) an Event of Default described in Section 6.01(f) occurs in connection with (A) the Guarantor's failure to comply with Section 5.05 of the Senior Credit Facility or (B) an Event of Default (as defined in the Senior Credit Facility) under Section 6.01(l) of the Senior Credit Facility and, in the case of (i) and (ii) such event is premised upon a Material Adverse Effect standard, or (iii) any other Event of Default in any Operative Document that is specifically premised upon a Material Adverse Effect or materiality standard occurs, then any occurrence with respect thereto shall not constitute a Default or an Event of Default but shall be deemed a "Non-Performance Event" and the provisions of Section 6.03(b) shall control; provided, however, if by applying a commercially reasonable standard, the Agent, the Trustee or any Holder determines that any Event of Default listed above in this Section 6.03(a) shall have occurred, then the occurrence thereof shall not constitute a Non-Performance Event but shall constitute an Event of Default with the provisions of Section 6.02 applying thereto.

            (b) Non-Performance Event Procedures. If a Non-Performance Event occurs, the Company shall either (i) (A) pay to the Agent within five (5) Business Days after the occurrence of such Non-Performance Event an amount equal to the Residual Value Amount for the Properties, (B) pay all Fixed Rent and Additional Rent due and payable as of such date and (C) arrange to sell the Properties on behalf of the Lessor to a third party in an arms length transaction, such sale to close on or before ninety (90) days after the occurrence of such Non-Performance Event; or (ii) within five (5) Business Days after the occurrence of the Non-Performance Event, deliver an irrevocable Offer to Purchase the Lessor's interest in the Properties pursuant to Section 5.01 or
5.03 of the Lease and purchase the Lessor's interest in the Properties upon payment of the Termination Value therefor, any such sale to be consummated in accordance with Article V of the Lease. If the Company pays the Residual Value Amount


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pursuant to clause (i) above, then it shall release its entire interest in the
Properties, subject to the Company's rights under Sections 7.01(d) and (e).

            SECTION 6.04. Power of Sale.

            (a) Proceedings. If, upon (i) the occurrence of any Event of Default and the notice described in Section 6.02(g) has not been given to the Agent or
(ii) the termination or expiration of the Lease, in each case, where the Company has not purchased the Lessor's interests in the Properties in compliance with the Operative Documents (each, a "Liquidation Event"), then the Agent, upon the written request of the Majority Holders and receipt by the Agent of such additional indemnification in form and substance reasonably satisfactory to the Agent as the Agent may promptly and reasonably request, shall with or without entry, personally or by its agents or attorneys, take all steps to protect and enforce any rights and remedies the Holders (or the Agent on their behalf) may have pursuant to the Operative Documents or any instrument included in the Collateral, by appropriate Proceedings. Subject to Sections 6.04(c) and (d), the Agent may conduct or cause the Company to conduct on the Agent's behalf any number of sales of (or other acts of realization on) portions of the Collateral pursuant to the applicable Operative Documents, from time to time to the extent permitted by Law. The exercise by the Agent of any right or remedy, including any power of sale, shall not be exhausted by any one or more such sales of (or other acts of realization on) any part of the Collateral remaining unsold, but shall continue unimpaired until all of the Collateral shall have been sold or the Instruments shall have been paid in full together with accrued interest and yield thereon.

            (b) Power of Sale. Upon the occurrence of a Liquidation Event, the Agent, pursuant to the power of sale conferred in any Operative Document, may sell or otherwise realize upon the Collateral to the extent permitted by Law and the Operative Documents after having given all notices, made all postings and done all other acts required by and in the manner prescribed by applicable Law with respect to the day, time, place, terms of the sale or realization and otherwise; provided that prior to the occurrence of a Liquidation Event, the Agent shall not have any authority or power whatsoever, and the Holders may not authorize the Agent, to sell the Lessor's interests in any Property or any portion thereof.

            (c) Rights of Note Holders. Notwithstanding anything to the contrary contained herein, upon the occurrence of a Liquidation Event, then:

            (i) Subject to Section 6.04(c)(ii), upon the written direction of the Majority Certificate Holders, the Agent, pursuant to its rights under the Operative Documents, shall sell or otherwise realize on the Collateral; provided that the proceeds from any such sale or realization will be sufficient to pay the accrued and unpaid interest on and the unpaid aggregate principal amount of the B-Notes. The Agent shall give at least five (5) Business Days' written notice of such proposed sale or realization to the B-Note Holders and the Certificate Holders.


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            (ii) Prior to the closing of any sale of (or the occurrence of any other realization on) the Collateral pursuant to Section 6.04(c)(i), any and all of the B-Note Holders shall have the option (the "Senior Takeout Option") to purchase all but not less than all of the Certificates from the Certificate Holders. The Senior Takeout Option shall be exercisable by written notice (the "Senior Takeout Notice") to the Agent and the Certificate Holders at a price, payable by wire transfer of immediately available funds, equal to the Certificate Liquidation Amount plus any other sums then due and owing to the Certificate Holders under the Operative Documents and any Break Costs in connection with or as a result of such sale or realization by the Certificate Holders (the "Senior Takeout Price"). Upon exercising its Senior Takeout Option, such B-Note Holder shall have an irrevocable obligation to purchase all of the Outstanding Certificates or, if more than one B-Note Holder has exercised the Senior Takeout Option, a percentage of the Outstanding Certificates equal to (A) the unpaid principal amount of B-Notes held by such B-Note Holder over (B) the aggregate unpaid principal amount of B-Notes held by the B-Note Holders exercising the Senior Takeout Option. Upon receipt by the Agent of the Senior Takeout Notice, the Agent shall postpone any planned sale of or realization on the Collateral pending the purchase of the Certificates (the "Senior Takeout"). The Senior Takeout shall take place within five (5) Business Days (the "Senior Takeout Period") after the receipt by the Certificate Holders of the Senior Takeout Notice. If at the end of the Senior Takeout Period, the Certificate Holders have not received the full Senior Takeout Price, then the Majority Certificate Holders may direct the Agent to proceed with the sale of or realization on the Collateral and the B-Note Holders exercising the Senior Takeout Option, shall have no further right to stop the sale of the Collateral by the Agent.

            (d) Rights of Certificate Holders. Notwithstanding anything to the contrary contained he rein, upon the occurrence of a Liquidation Event, then

            (i) Subject to Section 6.04(d)(ii), upon the written direction of the Majority B-Note Holders, the Agent, pursuant to its rights under the Operative Documents, shall sell or otherwise realize on the Collateral. The Agent shall give at least five (5) Business Days' written notice of such proposed sale or realization to the Certificate Holders and the B-Note Holders.

            (ii) Prior to the closing of any sale of (or the occurrence of any other realization on) the Collateral pursuant to Section 6.04(d)(i), any and all of the Certificate Holders shall have the option (the "Junior Takeout Option") to purchase all but not less than all of the B-Notes from the B-Note Holders. The Junior Takeout Option shall be exercisable by written notice (the "Junior Takeout Notice") to the Agent and the B-Note Holders at a price, payable by wire transfer of immediately available funds, equal to the entire accrued and unpaid interest on and aggregate principal amount of the B-Notes, plus any other sums then due and owing to the B-Note Holders under the Operative Documents and any Break Costs in connection with or as a result of such sale or realization by the B-Note Holders (the "Junior Takeout Price"). Upon exercising its Junior Takeout Option, such Certificate Holder shall have an irrevocable obligation to



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      purchase all of the B-Notes or, if more than one Certificate Holder has exercised the Junior Takeout Option, a percentage of such B-Notes equal to
      (x) the unpaid Certificate Amount of Certificates held by such Certificate Holder, over (y) the aggregate unpaid Certificate Amount of Certificates held by the Certificate Holders exercising the Junior Takeout Option. Upon receipt by the Agent of the Junior Takeout Notice, the Agent shall postpone any planned sale of or realization on the Collateral pending the purchase of the B-Notes (the "Junior Takeout"). The Junior Takeout shall take place within five (5) Business Days (the "Junior Takeout Period") after the receipt by the B-Note Holders of the Junior Takeout Notice. If at the end of the Junior Takeout Period, the B-Note Holders have not received the full Junior Takeout Price, then the Majority B-Note Holders may direct the Agent to proceed with the sale of or realization on the Collateral and the Certificate Holders shall have no further right to stop the sale of or realization on the Collateral by the Agent.

            SECTION 6.05. Procedure for Sale of Collateral.

            (a) Postponement of Sale or Realization. To the extent permitted by applicable Law, the Agent may postpone any sale of, or other realization on, all or any part of the Collateral under or by virtue of this Article VI by public announcement at the time and place of such sale or other realization or as may be required by Law.

            (b) Delivery by the Agent. Upon the completion of any sale, or other realization on the Collateral, made by the Agent under or by virtue of any Operative Document, the Agent shall execute and deliver to the purchaser good and sufficient assignments, bills of sale, deeds and other instruments conveying, assigning and transferring all its estate, right, title and interest in and to the Collateral and rights sold all without recourse to the Agent, in the manner and to the extent provided by applicable Law.

            (c) Payment of Instruments Upon Sale or Realization. In the event of any sale or other realization made under or by virtue of this Article VI (whether made under the power of sale granted in any Operative Document or under or by virtue of judicial proceedings or of a judgment or decree of sale), the payment of accrued interest on and the then outstanding principal of all of the Notes and the payment of the Certificate Liquidation Amount and all other amounts payable under the Operative Documents, if not previously due and owing, shall immediately become due and owing and payable in accordance with the terms of this Agreement and the other Operative Documents, anything in the Instruments to the contrary notwithstanding.

            (d) Suits by the Agent. All rights of action under any Operative Document or under any instrument included within the Collateral may be enforced by the Agent without the possession of any of the Instruments and without the production thereof at any trial or other proceeding relative thereto. A copy of any Instrument, if properly certified by the Agent to be true and correct, shall constitute conclusive evidence of all matters that could be proven by production of the original of that Instrument in any trial or proceeding relative thereto. Any such suit or proceeding instituted by the Agent shall be brought in its name as Agent (subject to the provisions of Article VIII), and, subject to the rights of the Agent, any recovery of judgment


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shall be for the ratable benefit of the registered Holders pro rata within each series of Instruments.

            SECTION 6.06. Application of Proceeds.

            (a) Proceeds from Sale of Property. Upon the occurrence of an Event of Default, after the payment of any Closing Costs and, after deducting all amounts owing to the Trustee and the Agent for compensation, reimbursement of expenses and indemnity, including their reasonable compensation and expenses for the services of all attorneys, servants and agents of the Trustee and the Agent properly engaged and employed (including compensation and expenses in connection with any appeal), the Agent shall apply the moneys arising from any Sales Proceeds (except proceeds from a sale of such Property to the Company, which shall be applied pursuant to Section 7.01(c)):

            (i) first, to the payment of amounts to reimburse the Trustee, the Agent or any Holder for Protective Expenditures made by such Person in accordance with Section 9.23;

            (ii) second, the excess, if any, to the payment of all accrued and unpaid interest on and principal of the A-Notes, ratably in respect of the claims of the A-Note Holders;

            (iii) third, the excess, if any, to the payment of all accrued and unpaid interest on and principal of the B-Notes, ratably in respect of the claims of the B-Note Holders;

            (iv) fourth, the excess, if any, to the payment of the accrued and unpaid Distributions on and Stated Amount of the Certificates, ratably in respect of the claims of the Certificate Holders;

            (v) fifth, the excess, if any, to the payment of any unpaid amounts in respect of any and all other amounts due and owing under the Operative Documents to or for the benefit of the Note Holders, ratably in respect of the claims of the Note Holders;

            (vi) sixth, the excess, if any, to the payment of any unpaid amounts in respect of any and all other amounts due and owing under the Operative Documents to or for the benefit of the Certificate Holders, ratably in respect of the claims of the Certificate Holders; and

            (vii) seventh, the excess, if any, to the Company.

            (b) Proceeds from Other Collateral. Upon the occurrence of an Event of Default, after deducting all amounts owing to the Trustee and the Agent for compensation, reimbursement of expenses and indemnity, including their reasonable compensation and expenses for the services of all attorneys, servants and agents of the Trustee and the Agent properly engaged and employed (including compensation and expenses in connection with any

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appeal), the Agent shall apply the moneys arising from any realization upon all or a portion of the Collateral (other than Sales Proceeds which shall be applied pursuant to Section 6.06(a)):

            (i) first, to the payment of all accrued and unpaid interest on and principal of the A-Notes, ratably in respect of the claims of the A-Note Holders;

            (ii) second, the excess, if any, to the payment of all accrued and unpaid interest on and principal of the B-Notes, ratably in respect of the claims of the B-Note Holders;

            (iii) third, the excess, if any, to the payment of the accrued and unpaid Distributions on and Stated Amount of the Certificates, ratably in respect of the claims of the Certificate Holders;

            (iv) fourth, the excess, if any, to the payment of any unpaid amounts in respect of any and all other amounts due and owing under the Operative Documents to or for the benefit of the Note Holders ratably in respect of the claims of the Note Holders;

            (v) fifth, the excess, if any, to the payment of any unpaid amounts in respect of any and all other amounts due and owing under the Operative Documents to or for the benefit of the Certificate Holders, ratably in respect of the claims of the Certificate Holders; and

            (vi) sixth, the excess, if any, to the Company.

            (c) Deemed Contribution by B-Note Holders. If (A) the moneys from any sale of or other realization on the Collateral made under or by virtue of any Operative Document, together with any other sums which then may be held by the Agent hereunder, are insufficient to retire in full 100% of the B-Notes and
(B) all recourse to other parties to the Operative Documents for amounts due and owing thereunder has been exhausted, then the B-Note Holders shall have the obligation to contribute, pro rata, to the Agent the amount of any additional funds required to retire in full the B-Notes; provided that such obligation of each B-Note Holder shall be deemed to be satisfied by a deemed contribution by each such B-Note Holder of its pro rata share of unpaid principal amount of and interest on the B-Notes, which deemed contributions shall be offset, in their entirety, by the deemed distribution by the Agent of such contributions to retire in full the B-Notes; provided, further, that the Agent shall have no claim against any such B-Note Holder other than such deemed contribution and shall not demand, institute proceedings to collect, or otherwise proceed against any such B-Note Holder for, any monetary or other claim whatsoever under this
Section 6.06(c), any such right being hereby released and waived by the Agent.



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                                   ARTICLE VII

        APPLICATION OF FUNDS PRIOR TO DEFAULT; PREPAYMENT OF INSTRUMENTS

            SECTION 7.01. Application of Funds Prior to Default. Except as provided in Section 7.02 and except upon the occurrence of an Event of Default, moneys received by the Lessor (or the Agent on behalf of the Lessor) shall be applied as follows:

            (a) Fixed Rent. Moneys received representing Fixed Rent shall be applied:

            (i) first, to the payment of accrued and unpaid interest on the A-Notes, ratably in respect of the claims of the A-Note Holders;

            (ii) second, the excess, if any, to the payment of accrued and unpaid interest on the B-Notes, ratably in respect of the claims of the B-Note Holders;

            (iii) third, the excess, if any, to the payment of accrued and unpaid Distributions due and owing to the Certificate Holders, ratably in respect of the claims of the Certificate Holders;

            (iv) fourth, the excess, if any, to the Company.

            (b) Additional Rent. Moneys received representing Additional Rent shall be applied:

            (i) first, to the purposes for which such moneys were paid; and

            (ii) second, the excess, if any, to the Company.

            (c) Termination Value. Moneys received as payment by the Company of the Termination Value with respect to each Property shall be applied:

            (i) first, to the payment of all of the Outstanding A-Notes allocable to such Property, together with accrued and unpaid interest thereon to the date of payment;

            (ii) second, the excess, if any, to the payment of the Outstanding B-Notes allocable to such Property, together with accrued and unpaid interest thereon to the date of payment;

            (iii) third, the excess, if any, to the payment of all of the Outstanding Certificates allocable to such Property, together with accrued and unpaid yield thereon through the date of payment;

            (iv) fourth, the excess, if any, to the payment of any and all other amounts due and owing under the Operative Documents allocable to such Property to or for the benefit of, the Note Holders, ratably in respect of the claims of the Note Holders;

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            (v) fifth, the excess, if any, to the payment of any unpaid amounts in respect of any and all other amounts due and owing under the Operative Documents allocable to such Property to or for the benefit of the Certificate Holders, ratably in respect of the claims of the Certificate Holders; and

            (vi) sixth, the excess, if any, to the payment of Closing Costs; and

            (vii) seventh, the excess, if any, to the Company (or its designee).

            (d) Sales Proceeds. If the Company has paid the Residual Value Amount for the Properties, then moneys received as payment of Sales Proceeds shall be applied, whether received upon or after the termination of the Lease:

            (i) first, to the payment of Closing Costs;

            (ii) second, the excess, if any, to the payment of all Outstanding B-Notes at 100% of their principal amount, together with accrued and unpaid interest thereon to the date of payment, ratably in respect of the claims of the B-Note Holders;

            (iii) third, the excess, if any, to the payment of all Outstanding Certificates at 100% of their unpaid Certificate Amount, together with yield due and owing thereon to the date of payment, ratably in respect of the claims of the Certificate Holders;

            (iv) fourth, the excess, if any, to the payment of any and all other amounts due and owing under the Operative Documents to or for the benefit of the B-Note Holders, ratably in respect of the claims of the B-Note Holders;

            (v) fifth, the excess, if any, to the payment of any unpaid amounts in respect of any and all other amounts due and owing under the Operative Documents to or for the benefit of the Certificate Holders, ratably in respect of the claims of the Certificate Holders; and

            (vi) sixth, the excess, if any, to the Company.

            (e) Residual Value Amount. Notwithstanding anything to the contrary herein, moneys received representing payment of the Residual Value Amount for the Properties shall be applied:

            (i) first, to the payment of all Outstanding A-Notes at 100% of their principal amount, together with accrued and unpaid interest thereon to the date of payment, ratably in respect of the claims of the A-Note Holders; and

            (ii) second, the excess, if any, to the Company.


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            (f) Payments under the Instrument Guaranty. Notwithstanding anything to the contrary herein, moneys received representing payment under the Instrument Guaranty shall be applied:

            (i) if paid during the continuance of an Event of Default, in accordance with Section 6.06(b); or

            (ii) in the case of all other payments thereunder, in accordance with Section 7.01(e).

            (g) Proceeds from Maryland Land Purchase. Proceeds from any sale of a portion of the Maryland Land pursuant to Section 5.02 of the Lease shall be applied pro rata among all Instruments based on the amounts Outstanding thereunder (and to each Holder ratably in respect of its claim thereunder).

            (h) Other Payments. Any other sums received by the Lessor (or the Agent on behalf of the Lessor) under the Operative Documents shall be applied:

            (i) first, to the purposes for which such moneys were paid pursuant thereto; and

            (ii) second, the excess, if any, to the Company.

            SECTION 7.02. Awards, Compensation or Other Payments on Account of Casualty or Condemnation. Moneys received by the Lessee or the Lessor pursuant to the Lease as Net Proceeds representing payment of any award, compensation, insurance proceeds or other payment in respect of any Property or portion thereof paid or payable to or received or receivable by reason of a Casualty or Condemnation shall be applied as set forth in the Lease; provided that if the Company shall have given, or be deemed to have given, an Offer to Purchase pursuant to the Lease, or on the delivery by the Lessor of a Termination Notice under the Lease, such moneys shall be held and applied by the Agent on the Closing Date as provided in Section 7.01(c).

            SECTION 7.03. Prepayment of Notes and Cancellation of Certificates.

            (a) General. No prepayment of any Notes or cancellation of any Certificates may be made, except to the extent and in the manner expressly permitted or required by this Section 7.03. Any prepayment or cancellation of the Instruments required or permitted to be made by this Section 7.03 shall be made in accordance with the provisions of this Section 7.03 and except as set forth in Section 7.03(c), shall be (i) with respect to the Notes, at 100% of the then outstanding principal amount of the Notes so prepaid, together with accrued and unpaid interest thereon to the date of prepayment and, as applicable, any Additional Costs or other amounts owing under any of the Operative Documents or
(ii) with respect to the Certificates, at a price equal to the Certificate Liquidation Amount owing as of the cancellation date, and as applicable, any Additional Costs or other amounts owing under any of the Operative Documents. Except as set forth in Section 7.03(c), unless the Notes are to be prepaid (together with all


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accrued and unpaid interest thereon to the date of prepayment) in full simultaneously therewith, cancellation of the Certificates will not be permitted.

            (b) Notice of Prepayment or Cancellation; Termination of Interest and Distributions on Prepayment Date. In case of any prepayment of any of the Notes or cancellation of any of the Certificates, notice thereof shall be given by the Trustee, if the Trustee has notice thereof, to the Holders of the applicable Instruments at least thirty (30) days (if practicable, and if not, as soon as it is practicable for the Trustee to give such notice) and not more than sixty (60) days prior to the date fixed for prepayment or cancellation. Upon the receipt (or deemed receipt) by the Lessor pursuant to Article V of the Lease of an Offer to Purchase or on the delivery by the Lessor of a Termination Notice under the Lease, the Lessor shall give notice of such prepayment. Each notice of prepayment shall specify the date fixed for prepayment or cancellation, the Instruments subject to prepayment or cancellation and shall be accompanied by all documents relating to such prepayment or cancellation. Interest or Distributions on the Instruments subject to prepayment or cancellation shall cease to accrue or become due upon the date fixed for prepayment or cancellation unless default shall be made in the payment of the price payable upon the prepayment or cancellation thereof.

            (c) Permitted Prepayments. (i) Prepayment of the Notes and the Certificates prior to the maturity of the Notes will be made upon the receipt by the Agent (for the account of the Lessor) of (A) the Residual Value Amount and the Sales Proceeds or (B) the Termination Value for the Properties, in each case in compliance with the Operative Documents.

            (ii) Prepayment of the Notes and the Certificates allocable to any Property prior to the maturity of the Notes will be made upon receipt by the Agent (for the account of the Lessor) of the Termination Value for such Property in compliance with the Operative Documents.

            (iii) Partial prepayment of the Notes and the Certificates will be made in connection with a purchase of a portion of the Maryland Land pursuant to
Section 5.02 of the Lease.

                                  ARTICLE VIII

                                    THE AGENT

            SECTION 8.01. Authorization and Action. (a) Each Note Holder and Certificate Holder hereby appoints and authorizes the Agent to take such action as the Agent on such Note Holder's and Certificate Holder's behalf and to exercise such powers under this Agreement and the other Operative Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto (including any delegation by the Lessor of its collection and disbursement functions). The Trustee hereby appoints and authorizes the Agent to collect, disburse, invest and otherwise administer on the Trustee's behalf all funds paid or payable to the Agent and the Trustee (as Lessor or otherwise) hereunder or under any of the other Operative Documents, in each case in accordance with the terms thereof, and WFBN,


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in its individual capacity, and in its capacity as Trustee shall not be liable for the actions or inactions of the Agent in connection with the Agent's collection, disbursement, investment and administration of such funds and shall have no duty to supervise the actions of the Agent. As to any matters not expressly provided for by this Agreement or the other Operative Documents, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Holders (except actions requiring the consent of all Note Holders and Certificate Holders, in which case the Agent shall act or refrain from acting upon instructions consented to by all Note Holders and Certificate Holders), and such instructions shall be binding upon all Note Holders and Certificate Holders; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable Law. The Agent agrees to give to each Note Holder and Certificate Holder notice of each notice given to it by the Company, the Guarantor and the Trustee pursuant to the terms of the Operative Documents.

            (b) The Lessor and each Note Holder and Certificate Holder hereby appoint and authorize CUSA to take such action as CUSA on the Lessor's, such Note Holder's and Certificate Holder's behalf in connection with the Intercreditor Agreement and to exercise such powers under the Intercreditor Agreement as are delegated to CUSA thereunder, including the power to appoint Wilmington Trust Company as Second Priority Collateral Trustee thereunder.

            SECTION 8.02. Agent's Reliance, Etc. Neither the Agent nor any of its Affiliates or Subsidiaries, nor any of the directors, officers, agents or employees of any of them, shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Operative Documents, except for its or their own gross negligence or willful misconduct, it being the intent that such Persons shall not be liable for any such action or inaction that constitutes ordinary negligence. Without limiting the generality of the foregoing, the Agent: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Note Holder or Certificate Holder and shall not be responsible to any Note Holder or Certificate Holder for any statements, warranties or representations made in or in connection with this Agreement or the other Operative Documents; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Operative Documents on the part of the Company or the Guarantor or to inspect the property (including the books and records) of the Company or the Guarantor; (iv) shall not be responsible to any Note Holder or Certificate Holder for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Operative Documents or any other instrument or document furnished pursuant hereto or thereto; (v) shall have no duty to verify the Requisition or the authenticity of any signature appearing on the Requisition other than to compare such signature with incumbency certificates provided by the Company listing Officers of the Company authorized to execute the Requisition, and (vi) shall incur no liability under or in respect of this Agreement or the other Operative Documents by acting upon any notice, consent, certificate or other instrument or writing in accordance with the


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terms hereof or thereof believed by it to be genuine and signed or sent by the proper party or parties.

            SECTION 8.03. CUSA and Affiliates. CUSA and any of its Affiliates, if acting as Note Holder and/or Certificate Holder, shall have the same rights and powers under any Instrument, this Agreement and the other Operative Documents as any other Note Holder or Certificate Holder and may exercise the same as though CUSA or such Affiliate were not the Agent; and the terms "Note Holder" or "Note Holders" (and "Certificate Holder" or "Certificate Holders" if CUSA or any of its Affiliates is a Certificate Holder) shall, unless otherwise expressly indicated, include CUSA in its individual capacity or any such Affiliate, and CUSA and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Company, the Guarantor and any Subsidiary thereof and any Person who may do business with or own securities of the Company, the Guarantor or any Subsidiary thereof, all as if CUSA were not the Agent and without any duty to account therefor to the Note Holders and Certificate Holders.

            SECTION 8.04. Note Holder and Certificate Holder Credit Decision. Each Note Holder and Certificate Holder acknowledges that it has, independently and without reliance upon the Agent, the Trustee or any other Note Holder or Certificate Holder and based on the financial statements referred to in Section 3.02(d) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Note Holder and Certificate Holder also acknowledges that it will, independently and without reliance upon the Agent, the Trustee or any other Note Holder or Certificate Holder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions with respect to this Agreement or any of the other Operative Documents.

            SECTION 8.05. Indemnification. The Note Holders and the Certificate Holders agree to indemnify the Agent, ratably according to the respective aggregate principal and Certificate Amounts of the Instruments then held by each Note Holder or Certificate Holder, as the case may be (or if the Notes and the Certificates have been fully repaid and retired or if any Instruments are held by Persons which are not Note Holders or Certificate Holders, ratably according to either (i) the respective aggregate amounts of their Note Commitments or Certificate Commitments, or (ii) if all such Note Commitments and Certificate Commitments have terminated, the respective amounts of the Note Commitments and Certificate Commitments terminated), from and against any and all losses of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement, any other Operative Document or any action taken or omitted by the Agent under this Agreement or any other Operative Document; provided, that neither any Note Holder nor any Certificate Holder shall be liable to the Agent for any portion of such losses resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Note Holder and Certificate Holder agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or

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otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Operative Document to the extent that the Agent is not reimbursed for such expenses by the Company.

            SECTION 8.06. Successor Agent. The Agent may resign at any time as Agent under this Agreement by giving written notice thereof to the Note Holders, the Certificate Holders, the Trustee and the Company and may be removed at any time with or without cause by the Majority Holders. Upon any such resignation or removal, the Majority Holders, subject to the consent of the Company (which consent shall not be unreasonably withheld), shall have the right to appoint a successor Agent which shall be a commercial bank or trust company organized under the laws of the United States of America or any State thereof (or otherwise authorized by law to conduct a banking business in the United States of America or any State thereof) reasonably acceptable to the Company. If no successor Agent shall have been so appointed by the Majority Holders, and shall have accepted such appointment, or any successor Agent appointed shall not have accepted such appointment, in either case, within thirty (30) days after the retiring Agent's giving of notice of resignation or the Majority Holders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Note Holders and Certificate Holders, appoint a successor Agent, which shall be a Note Holder which is a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Agent under this Agreement by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and shall function as the Agent under this Agreement, and the retiring Agent shall be discharged from its duties and obligations as Agent (other than those which arise prior to such Agent's removal or resignation) under this Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of Sections 8.01 through 8.06 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

            SECTION 8.07. Certain Duties and Obligations Regarding Collateral.
(a) Notwithstanding anything to the contrary in this Agreement or in any other Operative Document, the Agent shall not exercise any rights or remedies under any of the Operative Documents or give any consent under any of the Operative Documents or enter into any agreement amending, modifying, supplementing or waiving any provision of any Operative Document unless it shall have been directed to do so in writing by the requisite percentage required under the Operative Documents or, in the absence of an express provision, by the Majority Holders.

            (b) The Agent may execute any of its duties under this Agreement or any Operative Document by or through agents or attorneys- in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

            (c) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and

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other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take action under any Operative Document or this Agreement (i) if such action would, in the reasonable opinion of the Agent, be contrary to Law or the terms of this Agreement or the other Operative Documents,
(ii) if such action is not specifically provided for in such Operative Document or this Agreement, (iii) if it shall not have received any such advice or concurrence of the Majority Holders as it deems appropriate, or (iv) if, in connection with taking of any such action that would constitute an exercise of remedies under such Operative Document or this Agreement, it shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under any Operative Document or this Agreement in accordance with a request of the Majority Holders (to the extent that the Majority Holders are expressly authorized to direct the Agent to take or refrain from taking such action), and such request and any action taken or failure to act pursuant thereto shall be binding upon the Note Holders, the Certificate Holders and the Trustee.

            (d) The Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Event of Default unless and until the Agent has received a written notice or a certificate from the Company, the Guarantor, the Trustee or the Majority Holders stating that an Event of Default has occurred under the Operative Documents. The Agent shall have no obligation whatsoever either prior to or after receiving such notice or certificate to inquire whether an Event of Default has in fact occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any such notice or certificates furnished to it. No provision of this Agreement or any other Operative Document shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or under any Operative Document or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (e) The Agent shall be entitled to reimbursement for reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel (and any local counsel) and of any experts and agents, which the Agent may reasonably incur in connection with (i) the administration of this Agreement and the other Operative Documents, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral or
(iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights of the Agent, the Note Holders, the Certificate Holders or the Trustee hereunder or under the other Operative Documents.

                                   ARTICLE IX

                                  MISCELLANEOUS

            SECTION 9.01. Survival. Except as otherwise expressly provided, the parties' obligations under this Agreement and in any certificate or other instrument delivered by any


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party or on such party's behalf pursuant to this Agreement shall terminate upon the payment in full of all amounts then and thereafter due on the Notes and the Certificates and under any of the Operative Documents. The confidentiality and all indemnification provisions contained in this Agreement, including the provisions of Sections 5.04, 5.05, 9.06, 9.13, 9.14 (subject to the provisions of Section 9.14(b)) and 9.16, shall each survive the payment in full of all amounts then and thereafter due on the Notes and the Certificates and due under any of the Operative Documents. Such rights and obligations shall survive the execution and delivery of any Operative Document, any issuance or disposition of any of the Notes, the Certificates or distribution relating thereto, any disposition of any interest in any Property or any portion thereof or the termination of any Operative Document and shall continue in effect regardless of any investigation made by or on behalf of any party he reto and notwithstanding that any party may waive compliance with any other provision of any Operative Document. To the extent that any payments made under the Operative Documents are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any Bankruptcy Law, common law or equitable cause, then to such extent, the obligation so satisfied shall be revived and continue as if such payment had not been received and the rights, powers and remedies under this Agreement and each other Operative Document shall continue in full force and effect. In such event, the Operative Documents shall be automatically reinstated and the Company shall take such action as may be reasonably requested by the Agent and the Holders to effect such reinstatement.

            SECTION 9.02. Notices. Unless otherwise specifically provided in any Operative Document, all notices, consents, directions, approvals, instructions, requests and other communications given to any party hereto under any Operative Document shall be in writing to such party at the address set forth in Schedule I hereto or at such other address as such party shall designate by notice to each of the other parties hereto and may be personally delivered (including delivery by private or overnight courier services) or delivered by registered or certified mail or by telecopy (with a copy of such notice sent by private or overnight courier service for overnight delivery or by registered or certified mail), to the party entitled thereto, and shall be deemed to be duly given or made when delivered by hand unless such day is not a Business Day, in which case such delivery shall be deemed to be made as of the next succeeding Business Day or in the case of telecopy (with a copy of such notice sent by private courier service for overnight delivery or by registered or certified mail), when sent, so long as it was received during normal business hours of the receiving party on a Business Day and otherwise such delivery shall be deemed to be made as of the next succeeding Business Day.

            SECTION 9.03. Severability. If any provision hereof or the application thereof to any Person or circumstance shall be invalid, illegal or unenforceable, the remaining provisions or the application of such provision to Persons or circumstances other than those as to which it is invalid or enforceable, shall continue to be valid, legal and enforceable.

            SECTION 9.04. Amendments, Etc. No amendment or waiver of any provision of this Agreement or of any other Operative Document, nor consent to any departure by the Company or the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Holders (unless the Agent is authorized hereunder or under


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any Operative Document to act without joinder of the Majority Holders, in which case the Agent may take such action), the Company, the Guarantor and the Trustee and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that, in addition to the requirements above, no amendment, waiver or consent shall, unless in writing and signed by all of the Note Holders and the Certificate Holders, do any of the following: (a) increase the Note Commitment of the Note Holders or the Certificate Commitment or subject the Note Holders or the Certificate Holders to any additional obligations, (b) reduce the Applicable Rate or any fees or other amounts payable hereunder or under any other Operative Document, (c) take action which requires the signing by all the Note Holders or the Certificate Holders pursuant to the terms of any Operative Document, (d) postpone any date fixed for any payment of principal or Certificate Amount of, or interest or Distributions on the Notes or the Certificates or any fees or other amounts payable under the Operative Documents, (e) release any of the Liens created pursuant to the Operative Documents, other than as a result of the purchase of the Properties in compliance with the Operative Documents, (f) amend this Section 9.04, (g) amend the definitions of Majority Holder, Majority Note Holders or Majority Certificate Holders, (h) amend the definition of Eligible Assignee or any of the provisions of Section 5.03, (i) deprive any of the Holders of their interests in the Collateral except as provided in the Operative Documents, (j) amend the Instrument Guaranty or release the Company from its obligations thereunder, or (k) amend the Parent Guaranty or release the Guarantor from its obligations thereunder; provided, further, that in addition to the requirements above, no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Company, the Guarantor, the Trustee, the Note Holders and the Certificate Holders required above to take such action, affect the rights or duties of the Agent under this Agreement or any of the Operative Documents.

            SECTION 9.05. Headings. The table of contents and headings of the Articles, Sections and subsections of this Agreement are for convenience only and shall not affect the meaning of this Agreement.

            SECTION 9.06. Compliance Responsibility. None of the Trustee (notwithstanding the representations and warranties of WFBN in Section 3.03), the Agent, or any Note Holder or any Certificate Holder shall have any responsibility for compliance by any Property or by the Company with any Law, engineering standards or practices or other matters.

            SECTION 9.07. Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Agreement and all schedules and exhibits hereto shall have the respective meanings given in Appendix A hereto.

            SECTION 9.08. Benefit. The parties hereto and their permitted successors and assigns, but no others (except as expressly set forth in this Section 9.08), shall be bound hereby and entitled to the benefit hereof.

            SECTION 9.09. Place of Payment. So long as a Note Holder, Certificate Holder or an Affiliate of a Note Holder or Certificate Holder or a bank or institutional investor is the owner of any beneficial interest in the Instruments, the Agent will cause all amounts to be paid


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by the Trustee which become due and payable or owing on such beneficial interest in the Instruments to be paid by bank wire transfer of immediately available funds or, at the option of such Note Holder or Certificate Holder, such Affiliate, bank or institutional investor, by check of the Agent (for the account of the Trustee) duly mailed, delivered or made at the address or account referenced in Schedule I hereto or provided in writing by such Person to the Agent, in all cases without presentation of the underlying Instrument, provided, that upon receipt of payment in full the underlying Instruments shall be returned by the respective Holders thereof to the Trustee marked "canceled".

            SECTION 9.10. Counterparts; Effectiveness. The parties may sign this Agreement in any number of counterparts and on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart signature page to this Agreement.

            SECTION 9.11. Governing Law and Jurisdiction. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Operative Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement, the Notes or the Certificates in the courts of any jurisdiction.

            (c) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Operative Document in any New York State or federal court located in New York City. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            SECTION 9.12. Time; Business Day. (a) TIME IS OF THE ESSENCE IN THIS AGREEMENT, AND THE TERMS HEREOF SHALL BE SO CONSTRUED.


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            (b) If the date scheduled for any payment or action under any
Operative Document shall not be a Business Day, then (unless such Operative Document provides otherwise) such payment shall be made or such action shall be taken on the next succeeding Business Day.

            SECTION 9.13. Transaction Costs; Fees. Whether or not the transactions contemplated by this Agreement are consummated, the Company shall pay on demand all reasonable charges, fees, expenses, disbursements and out-of-pocket costs (collectively, "Transaction Costs") incurred before, on or after the Funding Date in connection with the preparation, execution, delivery, administration, performance and enforcement of any Operative Document, or any other agreement, arrangement, document or paper relating to the transactions contemplated hereby or thereby or any modification, amendment or supplement thereto or any waivers or enforcement thereof, including:

            (i) the reasonable fees, expenses and disbursements of each of the Agent, the Trustee, Special Counsel, Trustee's Counsel, the Appraiser, the Independent Engineer and the Environmental Consultant for services rendered to such parties in connection with such transactions;

            (ii) the reasonable expenses of the Trustee and the Agent incurred in connection with such transactions;

            (iii) the reasonable fees and expenses of Special Counsel (and any local counsel), and Trustee's Counsel with respect to advising the Agent, the Note Holders, Certificate Holders and the Trustee, respectively, as to their rights and responsibilities under the Operative Documents, and all costs and expenses, if any (including attorneys' fees and expenses), in connection with any amendments or waivers to or the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Operative Documents;

            (iv) all reasonable fees and expenses of the Agent in connection with any printing and other document reproduction and distribution expenses, stamp or other similar Taxes, fees or excises, including interest and penalties, and all filing fees, Taxes, and expenses in connection with (i) the recording or filing of instruments and financing statements in connection with the transactions described in this Agreement and (ii) the creation, perfection, and maintenance of the security interests created by the Operative Documents;

            (v) the fees and expenses as set forth in Schedule II hereto; and

            (vi) the reasonable fees, expenses and disbursements of local counsel of the Agent or Special Counsel, for services rendered during the term of the Operative Documents in connection with the filing, continuation or perfection of any mortgages, deeds of trust, and any UCC financing or continuation statements or any other document or instrument relating to the creation, perfection, preservation protection, validity, effectiveness or enforcement thereof.


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            SECTION 9.14. Indemnification. (a) The Company agrees to indemnify the Trustee, the Agent, the Note Holders, the Certificate Holders, their Affiliates and any officer, director, employee, agent or controlling person of any of the above (each an "Indemnified Party") and hold each Indemnified Party harmless on an After Tax Basis, from and against any and all liabilities, losses, damages, costs and reasonable out-of-pocket expenses of any kind, including, the fees and disbursements of counsel which may be incurred by such Indemnified Party in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnified Party shall be designated a party thereto) with respect to the transactions contemplated by this Agreement and the other Operative Documents based upon, arising out of or otherwise relating to or in respect of the following:

            (i) any injury to, or death of, any natural person, or damage to or loss of property, or any matters occurring on or resulting from activities using, on or relating to any Property or any part thereof;

            (ii) the acquisition, ownership, leasing, ground leasing, subleasing, construction, operation, management, maintenance, occupancy, possession, use, non-use or condition of any Property or any part thereof;

            (iii) any violation by the Company of any of the terms or conditions of this Agreement, the Lease or any of the other Operative Documents;

            (iv) any Default, Event of Default, Non-Performance Event, Casualty, Condemnation or Environmental Trigger;

            (v) any act or omission of the Company, the Ground Lessor or any of their agents, contractors, licensees, sublessees, invitees, representatives or any person for whose conduct the Company or the Ground Lessor is legally responsible on or relating to or in connection with the acquisition, ownership, leasing, ground leasing, subleasing, construction, operation, management, maintenance, occupancy, possession, use, non-use or condition of any Property or any part thereof;

            (vi) the performance of any labor or services or furnishing of any materials or other property in respect of any Property or any part thereof;

            (vii) any Liens (including, without limitation, any Permitted Encumbrances) on or with respect of and to any Property or any part thereof;

            (viii) any permitted contest referred to in the Lease;

            (ix) any breach, violation or default by the Company of any contract or agreement directly or indirectly relating to any Property or any part thereof or the transactions to be consummated pursuant to the Operative Documents to which the Company is a party (or any transactions in which any proceeds of all or any part of the proceeds of the Instruments are applied) or of any Legal Requirement or Insurance Requirement;


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            (x) any termination or invalidity of the Trustee's interest in any
      Property or any part thereof (other than as a result of the purchase of such Property in accordance with the Lease);

            (xi) the non-occurrence of the Funding and Break Costs associated therewith;

            (xii) any actual or proposed use by the Company or any other Person of the proceeds of any Advance or Equity Investment;

            (xiii) the execution, delivery, and performance of (or in any other way related to or arising out of) the Operative Documents or the transactions contemplated thereby, or any violation or breach by the Company of such documents and agreements;

            (xiv) the operation of the business of the Company and its Affiliates;

            (xv) the impairment of all access to and from any Property or any part thereof as required for the efficient and proper operation of such Property;

            (xvi) any defect or deficiency in or any lack of title to or right of occupancy, access, possession or use of any real property or other property which defect, deficiency or absence adversely affects (a) the value, marketability, condition, use, ownership, leasing, subleasing, ground leasing, construction, operation, management, maintenance, occupancy, possession, sale or disposition of any Property or any part thereof or (b) the proper and efficient operation of the Improvements (or any portion thereof); or

            (xvii) any environmental condition (including Pre-existing Environmental Conditions) in, on, beneath, from, or involving any Property or any portion thereof (including the presence, emission, or release of Hazardous Materials or the violation of any applicable Environmental Law).

            (b) Notwithstanding anything to the contrary contained in this Agreement or the other Operative Documents, the Company shall not indemnify or hold harmless any Indemnified Party against (i) any claims to the extent arising as a result of the fraud, gross negligence or willful misconduct of an Indemnified Party, (ii) any claims to the extent resulting from the breach of any representation, warranty or covenant of such Indemnified Party set forth in any Operative Document, (iii) any claims resulting from Lessor Liens which the Lessor is responsible for discharging under the Operative Documents and (iv) any claims arising from a breach or alleged breach by the Lessor of any agreement entered into in connection with the assignment or participation of Rent. Without limiting the express right of any Indemnified Party under this Section 9.14, this Section 9.14 shall be construed as an indemnity only and not a guaranty of residual value of any Property. In addition, nothing in Section 9.14(a) shall be deemed to limit the obligations of the Company under Section 5.04.

            (c) The obligations of the Company under this Section 9.14 shall survive the expiration or any termination of this Agreement or any other Operative Document (whether by operation of law or otherwise) for all matters described in this Section 9.14 which occur or arise


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prior to such expiration or termination or arise out of or result from facts, events, claims, liabilities, actions or conditions occurring, arising or existing on or before such expiration or termination.

            (d) Notwithstanding anything to the contrary contained in this Agreement or the other Operative Documents, neither the Company nor any Indemnified Party shall be liable for any settlement, compromise or consent to the entry of any order adjudicating or otherwise disposing of any loss, claim, damage or liability effected without the consent of the Company or such Indemnified Party, as the case may be, which consent shall not be unreasonably withheld.

            (e) Promptly after receipt by an Indemnified Party of written notice of any loss, claim, damage or liability in respect of which indemnity may be sought by it hereunder, such Indemnified Party will, if a claim for indemnity is to be made by it against the Company under Section 9.14(a), notify the Company thereof. Thereafter, such Indemnified Party and the Company shall consult, to the extent appropriate, with a view to minimizing the cost to the Company of its obligations hereunder. In case any such Indemnified Party receives written notice of any loss, claim, damage or liability in respect of which indemnity may be sought by it hereunder, the Company will be entitled to participate in the defense thereof, and to the extent that the Company may elect by notice delivered to such Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, to assume the defense thereof, with counsel reasonably satisfactory at all times to such Indemnified Party; provided that
(i) if the parties against whom any loss, claim, damage or liability arises include both such Indemnified Party and the Company and such Indemnified Party shall have reasonably concluded that there may be legal defenses available to it or other Indemnified Parties which are different from or additional to those available to the Company and may conflict therewith, such Indemnified Party or Indemnified Parties shall have the right to select separate counsel to assume such legal defense and otherwise to participate in the defense of such loss, claim, damage or liability on behalf of such Indemnified Party or Indemnified Parties and (ii) if any loss, claim, damage or liability arises out of actions brought by or for the benefit of the Company, such Indemnified Party or Indemnified Parties shall have the right to select their counsel and to assume and direct the defense thereof and the Company shall not be entitled to participate therein or assume the defense thereof. Upon receipt of notice from the Company to such Indemnified Party of its election to so assume the defense of such loss, claim, damage or liability and approval by such Indemnified Party of counsel, the Company shall not be liable to such Indemnified Party under
Section 9.14(a) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof unless (A) such Indemnified Party shall have employed counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence, (B) the Company shall not have employed and continued to employ counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party or (C) the Company shall have approved the employment of counsel for such Indemnified Party at the expense of the Company.

            (f) Subject to Section 9.16, each Indemnified Party shall, at the expense of the Company, supply the Company with such information and documents reasonably requested by


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the Company and in the possession of such Indemnified Party as are necessary or advisable for the Company to participate in any action, suit or proceeding to the extent permitted hereunder.

            (g) Notwithstanding anything in this Section 9.14 to the contrary,
Section 5.04 shall exclusively control with respect to Charges, Excluded Charges, Taxes and Other Taxes.

            SECTION 9.15. Operative Documents; Further Assurances. Each of the parties hereto does hereby covenant and agree to perform and be governed and restricted by the Operative Documents to which it is a party and, subject to the terms and conditions thereof, to take or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable in connection therewith. The Company, the Trustee, the Agent, the Note Holders and the Certificate Holders, at the expense of the Company, shall execute and deliver such further instruments and do such further acts as may be reasonably necessary to carry out more effectively the purposes of the Operative Documents and the transactions contemplated thereby.

            SECTION 9.16. Confidentiality. (a) Each of the parties hereto, other than the Agent and, as applicable, its Affiliates, agrees that, subject to
Section 5.03, it will maintain the confidentiality of the documentation of this transaction, the structure of which was developed exclusively by Citibank.

            (b) Each of the parties hereto agrees that unless otherwise required by Law or by any Governmental Authority or consented to in writing by the Company, the Guarantor and the Agent, it will maintain the confidentiality of all non-public information (i) regarding the financial terms of this transaction or (ii) regarding the Company, the Guarantor or the Properties which shall be furnished to it by or on behalf of the Company or the Guarantor in connection with the transactions contemplated by the Operative Documents, in accordance with the procedures it generally applies to confidential material; provided, however, that if the Lease has been terminated and the Company has not purchased the Lessor's interest in the Properties, then the Note Holders, the Certificate Holders, the Agent and the Trustee shall not be bound by the confidentiality provisions of this Section 9.16(b).

            (c) Except as otherwise provided in Section 9.16(b) the parties hereto agree not to publish tombstones or other public announcements in connection with the transactions contemplated hereby without the consent of the Company, the Guarantor, the Agent and the Note Holders.

            SECTION 9.17. Interest Laws. Nothing contained in this Agreement or the other Operative Documents shall be deemed to require the payment of interest, yield or other charges by the Company or any other Person in excess of the amount which may be lawfully charged under any applicable usury laws (the "Maximum Rate"). In the event that the Company or any other Person shall collect moneys under this Agreement or any other Operative Document which are deemed to constitute interest (including Fixed Rent or Additional Rent) which would increase the effective interest or yield rate to a rate in excess of the Maximum Rate, all such sums deemed to constitute interest in excess of the Maximum Rate shall, upon such determination, at the option of the Person to whom such payment was made, be returned to the



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payor thereof or credited against other amounts owed by such payor hereunder or under the other Operative Documents.

            SECTION 9.18. Financial Advisor. The parties hereto (including the Trustee at the direction of the Note Holders and the Certificate Holders) acknowledge and agree that neither Citibank, the Company's exclusive financial advisor for the transactions contemplated by the Operative Documents, nor any of Citibank's Affiliates, is making any representation or warranty, or is required to make any disclosure, now or in the future, with respect to the parties' tax or accounting treatment of the transactions contemplated by the Operative Documents. Each of the parties hereto further acknowledges and agrees that neither Citibank nor any of its Affiliates is responsible, or will be responsible in the future, for tax and accounting advice with respect to the transactions contemplated by the Operative Documents, and that it (i) has, independently and without reliance on Citibank or its Affiliates, made its own analysis and decisions with respect to such matters and has had the benefit of the advice of its own independent tax and accounting advisers with respect to such matters to the extent it has deemed appropriate and (ii) will, independently and without reliance on Citibank or its Affiliates, continue to make its own analyses and decisions with respect to such matters based on such information and advice as it deems appropriate for such purposes.

            SECTION 9.19. Securities Representation. Each Note Holder and Certificate Holder hereby represents that it is acquiring its Instruments for investment for its own account, and not with a view to or for sale in connection with a distribution of any Note, except in compliance with all applicable securities laws; provided, however, that, subject to Section 5.03, the disposition of any Instrument held by that Note Holder or Certificate Holder shall at all times be within its exclusive control.

            SECTION 9.20. Agreements with Respect to the Properties; Collateral.
(a) Upon payment by the Company of the Termination Value for any Property (or portion thereof pursuant to Section 5.02 of the Lease), and upon the request of the Company, the Lessor will convey its interest in such Property (or portion thereof pursuant to Section 5.02 of the Lease) to the Company (or its designee) pursuant to a special warranty deed (with respect to the Maryland Land (or portion thereof pursuant to Section 5.02 of the Lease)), an assignment of lease or lease termination (with respect to the California Land) and pursuant to a special warranty deed and/or bill of sale (with respect to the Improvements), which assignment, termination, special warranty deed and/or bill of sale shall be made without recourse, representation, or warranty of any kind, except that such Property (or portion thereof pursuant to Section 5.02 of the Lease) will be free and clear of any Lien (including Lessor Liens) or other adverse interest of any kind created by the Lessor (except for Permitted Encumbrances or as consented to or created by the Company and except as to any interest created by the Lessor upon the exercise of any right under the Operative Documents upon any Default, Event of Default, Non-Performance Event or Environmental Trigger).

            (b) Upon the consummation of the purchase of the Lessor's interest in any Property by the Company (or its designee) for the Termination Value or for a portion of such Property pursuant to Section 5.02 of the Lease for the amount set forth thereunder and otherwise

                                                         Participation Agreement
                                                      Proprietary & Confidential



in compliance with the Operative Documents, at the request of the Company or the Agent, as applicable, the Lessor and the Agent shall execute releases and termination statements (or partial releases and terminations, as applicable) required to release or terminate the Liens granted under the Operative Documents with respect to the Collateral (or relevant portion thereof relating to the applicable Property or portion thereof), which releases shall be made without recourse, representation or warranty of any kind. The Lessor shall execute the releases and termination statements to be executed by the Lessor under the direction of the Agent. The Company shall pay all out-of-pocket costs and Taxes arising from the preparation, execution, filing, and recording of such releases and termination statements.

            SECTION 9.21. Waiver of Trial by Jury. IN ANY ACTION OR PROCEEDING UNDER OR RELATED TO THIS AGREEMENT, THE OPERATIVE DOCUMENTS OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, THE COMPANY, THE GUARANTOR, THE AGENT, THE TRUSTEE AND EACH NOTE HOLDER AND CERTIFICATE HOLDER HEREBY AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY, IRRESPECTIVE OF WHICH PARTY COMMENCES SUCH ACTION OR PROCEEDING.

            SECTION 9.22. Other Matters. The Company acknowledges that neither any Note Holder, any Certificate Holder, the Trustee, the Agent, or any Affiliate of any thereof is making any representation, nor is it required to make any disclosure, now or in the future, with respect to the parties' tax or accounting treatment of the Properties or the financing thereof, nor is any Note Holder, any Certificate Holder, the Trustee, the Agent, or any Affiliate of any thereof responsible, nor will it be responsible in the future, for tax and accounting advice with respect to the Properties or the financing thereof, and the Company has had or will have the benefit of the advice of its own independent tax and accounting advisors with respect to such matters.

            SECTION 9.23. Protective Expenditures; Payment for Services. At any time after the expiration or other termination of the Lease, if the Lessee has not purchased the Lessor's interest in the Properties pursuant to the terms of the Lease, any Note Holder, Certificate Holder or the Trustee shall have the right, but not the obligation, to pay, or to fund the Agent's payment of, (i) real estate Taxes due and owing with respect to the Properties or (ii) insurance premiums required to maintain the coverage required during the term of the Lease (each a "Protective Expenditure"). Reimbursement of Protective Expenditures made by any Note Holder, any Certificate Holder or the Trustee in accordance with this Section 9.23 shall be made upon a sale of the Properties pursuant to the provisions set forth herein.

            SECTION 9.24. Exculpation of Trustee. Except for liability for its representations and warranties in Sections 3.03 and 3.04, and for its own gross negligence and willful misconduct and as otherwise expressly provided in the Operative Documents, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by WFBN, not in its individual capacity but solely as Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it as the Trustee

                                                         Participation Agreement
                                                      Proprietary & Confidential





under the Trust Agreement, (b) each of the undertakings and agreements herein made on the part of the Trustee is made and intended not as a personal representation, undertaking and agreement by WFBN but is made and intended for the purpose for binding only the Trustee and the Trust Estate, (c) nothing herein contained shall be construed as creating any liability on WFBN, individually or personally, to perform any obligation of the Trustee either expressed or implied contained herein or in the Operative Documents, all such liability, if any, being expressly waived by the parties to this Agreement and by any Person lawfully claiming by, through or under the parties to this Agreement and (d) under no circumstances shall WFBN be personally liable for the payment of any indebtedness or expenses of the Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee under the Operative Documents.

            SECTION 9.25. Certificate Holder. At any time within five (5) years after the expiration or termination of the Lease and upon the discovery of an Environmental Event the events leading to which occurred prior to the expiration or termination of the Lease, any Note Holder or Certificate Holder shall have the right, upon five (5) Business Days written notice, to require the Company to purchase all of its right, title and interest in and to its Notes or Certificates, as the case may be, from such Note Holder or Certificate Holder (as the case may be) for a purchase price of $1, in which case such Note Holder or Certificate Holder (as the case may be) will convey its right, title and interest in and to such Notes or Certificates, as the case may be, to the Company free and clear of any Lien or other adverse interest of any kind created by such Note Holder or Certificate Holder (as the case may be) or any Person claiming by, through or under such Note Holder or Certificate Holder (as the case may be) (except for Permitted Encumbrances as consented to by the Company and except as to any interest created upon the exercise of any right under any Operative Document upon any Default, Event of Default, Non-Performance Event or Environmental Trigger). The Note Holders' or Certificate Holders' exercise of their respective rights under this Section 9.25 shall not limit the Note Holders' or Certificate Holders' rights and remedies under any Operative Document, including the Note Holders' and Certificate Holders' rights to indemnification hereunder.

            SECTION 9.26. SPC Advances. Notwithstanding anything to the contrary contained herein, any Note Holder (a "Granting Note Holder") may grant to one special purpose funding vehicle (an "SPC") sponsored by such Granting Note Holder, as identified as such in writing by such Granting Note Holder to the Agent and the Guarantor from time to time (including, without limitation, by the execution of this Agreement on the date hereof by a Granting Note Holder and its SPC identified as such on the signature pages hereof), the option to provide to the Trustee all or any part of any Advances that such Granting Note Holder would otherwise be obligated to make to the Trustee pursuant to the terms hereof; provided, that (i) nothing herein shall constitute a commitment to make any Advance by any SPC, and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Advance, the Granting Note Holder shall be obligated to make such Advance pursuant to the terms hereof. The making of an Advance by an SPC hereunder shall utilize the Commitment of such Granting Note Holder to the same extent, and as if such Advance were made by such Granting Note Holder. Any SPC that makes an Advance shall (i) have in regard to such Advance all of the rights (exercisable, however, only through its Granting Note Holder acting as

                                                         Participation Agreement
                                                      Proprietary & Confidential



its agent) that such Granting Note Holder would have had if it had made such Advance directly, and (ii) comply with this Agreement in regard to such Advance on the same terms as any other Note Holder party hereto; provided that (A) the Granting Note Holder's Commitment shall remain with such Granting Note Holder, and (B) all monetary obligations of an SPC hereunder in respect of any Advance it provides shall remain with its Granting Note Holder to the extent at any time that such SPC elects not to or otherwise fails to perform or pay any such obligation. Each party hereto hereby agrees that no SPC shall be liable for any payment under this Agreement for which a Note Holder would otherwise be liable for so long as, and to the extent, its sponsoring Granting Note Holder makes such payment. Notwithstanding any Advance that may be provided by an SPC hereunder, the Agent, the Company and the Guarantor shall be entitled to continue to communicate and deal solely and directly with the Granting Note Holder in connection with this Agreement in respect of such Advance. Each SPC that is a signatory hereto, and each SPC that subsequently is identified by its Granting Note Holder as having been granted such option, shall be deemed to have confirmed (and the Guarantor and the Agent may require a written acknowledgment of such confirmation signed by any SPC not a signatory hereto that is subsequently so identified by its Granting Note Holder) to the Company and the Agent that (a) it has received a copy of the Agreement and the other Operative Documents, together with copies of the financial statements heretofore provided to the Note Holders under the terms of this Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (b) agrees that it will independently and without reliance upon the Agent, its Granting Note Holder or any other Note Holder, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and any other Operative Document; (c) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and any other Operative Document as are delegated to the Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and any other Operative Document are required to be performed by it as a Note Holder, subject to the terms of this Section 9.26; and
(e) appoints its Granting Note Holder, or a specified branch or affiliate thereof, as its agent and attorney in fact and grants to its Granting Note Holder an irrevocable power of attorney to receive payments made for the benefit such SPC under this Agreement, to deliver and receive all communications and notices under this Agreement and the other Operative Documents and to exercise on such SPC's behalf all rights to vote and to grant and make approvals, waivers, consents of amendments to or under this Agreement and other Operative Documents. Any document executed by such agent on such SPC's behalf in connection with this Agreement or the other Operative Documents shall be binding on such SPC. In furtherance of the foregoing, the Company, the Guarantor, all the Note Holders and the Agent each hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one (1) year and one (1) day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in Section 5.03, any SPC may (i) with notice to, but without the prior written consent

                                                         Participation Agreement
                                                      Proprietary & Confidential



of, the Guarantor or the Agent, and without the payment of any processing fee therefor, assign all or a portion of its interests in any Advances to its Granting Note Holder or to any financial institutions consented to by the Company and the Agent (and such consents shall be deemed to have been granted with respect to any SPC signatory hereto on the date hereof) providing liquidity and/or credit facilities to or for the account of such SPC to support the funding or maintenance of Advances, and (ii) disclose on a confidential basis any non-public information relating to its Advances to any rating agency, commercial paper dealer or provider of liquidity and/or credit facilities to such SPC. Nothing in this Section 9.26 that would affect the rights or obligations of an SPC may be amended without the written consent of any SPC that has any Advance outstanding at the time of such amendment.

                                                         Participation Agreement
                                                      Proprietary & Confidential





            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their officers thereunto duly authorized as of the day and year first above written.


                                       RITE AID REALTY CORP.


                                       By: _____________________________________
                                           Name:
                                           Title:


                                       RITE AID CORPORATION


                                       By: _____________________________________
                                           Name:
                                           Title:

                   SIGNATURE PAGE FOR PARTICIPATION AGREEMENT





                                WELLS FARGO BANK NORTHWEST, NATIONAL
                                ASSOCIATION, not in its individual capacity except as expressly set forth in the Participation Agreement but solely as Trustee of RAC Distribution Statutory Trust


                                By: ____________________________________________
                                      Name:
                                     Title:

                   SIGNATURE PAGE FOR PARTICIPATION AGREEMENT



                                       CITICORP USA, INC.,
                                       as Note Holder and as Certificate Holder

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       THE CHASE MANHATTAN BANK,
                                       as Note Holder and as Certificate Holder

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       CREDIT SUISSE FIRST BOSTON,
                                       as Note Holder and as Certificate Holder

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       FLEET RETAIL FINANCE INC.,
                                       as Note Holder and as Certificate Holder

                                       By: _____________________________________
                                           Name:
                                           Title:

                   SIGNATURE PAGE FOR PARTICIPATION AGREEMENT







                                       CITICORP USA, INC.,
                                       as Agent


                                       By: _____________________________________
                                           Name:
                                           Title:

                                                               Schedule I to the
                                                         Participation Agreement



                                   SCHEDULE I

                                MANNER OF PAYMENT
                          AND COMMUNICATIONS TO PARTIES

            This Schedule I shows the names and addresses of the parties to the foregoing Participation Agreement and the principal amounts of the Notes to be purchased by the Note Holders and the Certificate Amount of Certificates to be purchased by the Certificate Holders.

Company:

(1)   Address for all notices:

      Rite Aid Realty Corp.
      c/o Rite Aid Corporation
      30 Hunter Lane
      Camp Hill, Pennsylvania 17011-2404
      Attention: Richard Varmecky
      Fax No.: (717) 731-3878
      Tel No.: (717) 975-5760

(2) All payments to the Company with respect to the Operative Documents shall be made by wire transfer of immediately available funds to The Chase Manhattan Bank, New York, New York, ABA#021-000-021, Account No. 910-2-750222, and with sufficient information to identify the source and application of such funds.

Guarantor:

Address for all notices:

Rite Aid Corporation
30 Hunter Lane
Camp Hill, Pennsylvania 17011-2404
Attention: Richard Varmecky
Fax No.: (717) 731-3878
Tel No.: (717) 975-5760

                                                               Schedule I to the
                                                         Participation Agreement



Trustee/WFBN:

(1)   Address for all notices:

      Wells Fargo Bank Northwest, N.A.
      Corporate Trust Services
      MAC: U1254-031
      79 South Main Street
      Salt Lake City, Utah 84111
      Fax No.: (801) 246-5053
      Tel. No.: (801) 246-5630

      With a copy to:

      RAC Distribution Statutory Trust
      c/o Wells Fargo Bank Minnesota, N.A.
      213 Court Street, Suite 902
      Middletown, Connecticut 06547
      Attention: Corporate Trust Services
      Fax No.: (860) 704-6219
      Tel. No.: (860) 704-6216

(2) All payments to WFBN with respect to the Operative Documents shall be made by wire transfer of immediately available funds to Account No. 0001038377 at Wells Fargo Bank, Minneapolis, MN, ABA# 091000019, with a reference to Rite Aid Realty Corp. Trust No. 3755700 and with sufficient information to identify the source and application of such funds.

Agent:

(1)   Address for all notices:

      Citicorp USA, Inc., as Agent
      Two Penns Way, Suite 200
      New Castle, Delaware 19720
      Attention: Mae Wong
      Fax No.: (302) 894-6120
      Tel. No.: (302) 894-6015

(2) All payments and transfers of funds to the Agent with respect to the Operative Documents shall be made by wire transfer of immediately available funds to Account No. 36852248 at Citibank, N.A., New York, ABA# 021000089, Account Name: NAIB Agency Medium Term Finance with a reference to Rite Aid and with sufficient information to identify the source and application of such funds.

                                                               Schedule I to the
                                                         Participation Agreement



                                     Holder:

                               CITICORP USA, INC.

                                                                          Amount
                                                              ------

A-Note Commitment:                                        $21,370,067.84

B-Note Commitment:                                        $ 4,541,139.42

Certificate Commitment                                    $   801,377.56

Total:                                                    $26,712,584.82

(1) All payments with respect to the Operative Documents shall be made by wire transfer of immediately available funds to Account No. 36852248 at Citibank, N.A., New York, ABA# 021000089, Account Name: NAIB Agency Medium Term Finance,
Reference: Rite Aid with sufficient information to identify the source and application of such funds.

(2) Address for all notices:

    Citicorp USA, Inc.
    Two Penns Way, Suite 200
    New Castle, Delaware 19720
    Attention: Mae Wong
    Fax No.: (302) 894-6120
    Tel. No.: (302) 894-6015

                                                               Schedule I to the
                                                         Participation Agreement



                                     Holder:

                            THE CHASE MANHATTAN BANK

                                                                Amount
                                                                ------

A-Note Commitment:                                           $21,370,067.85

B-Note Commitment:                                           $ 4,541,139.42

Certificate Commitment                                       $   801,377.54

Total:                                                       $26,712,584.81

(1) All payments with respect to the Operative Documents shall be made by wire transfer of immediately available funds to Account Name: Commercial Loan Service #7315 at The Chase Manhattan Bank, ABA# 021000021, with sufficient information to identify the source and application of such funds.

(2) Address for all notices:

    The Chase Manhattan Bank
    270 Park Avenue
    New York, New York 10081
    Attention: Maggie Lane
    Fax No.: (212) 270-5646
    Tel. No.: (212) 270-9803

                                                               Schedule I to the
                                                         Participation Agreement



                                     Holder:

                           CREDIT SUISSE FIRST BOSTON

                                                              Amount
                                                              ------

A-Note Commitment:                                         $21,370,067.85

B-Note Commitment:                                         $ 4,541,139.42

Certificate Commitment                                     $   801,377.54

Total:                                                     $26,712,584.81

(1) All payments with respect to the Operative Documents shall be made by wire transfer of immediately available funds to Account No. 890-0329-262 at The Bank of New York, ABA# 021 000 018, Reference: Rite Aid Corporation, with sufficient information to identify the source and application of such funds.

(2) Address for all notices:

    Credit Suisse First Boston
    11 Madison Avenue
    New York, NY 10010
    Attention: Mark Verbitsky
    (212) 325-6197
    (212) 325-8319

                                                               Schedule I to the
                                                         Participation Agreement


                                     Holder:

                           FLEET RETAIL FINANCE INC.

                                                              Amount
                                                              ------

A-Note Commitment:                                         $21,370,067.85

B-Note Commitment:                                         $ 4,541,139.42

Certificate Commitment                                     $   801,377.54

Total:                                                     $26,712,584.81

(1) All payments with respect to the Operative Documents shall be made by wire transfer of immediately available funds to Account No. 53039952 at Fleet Bank, N.A., ABA# 011000138, Reference: Rite Aid, Attention: Tiffany Ormon, with sufficient information to identify the source and application of such funds.

(2) Address for all notices:

    Fleet Retail Finance
    40 Broad Street, 10th Floor
    Boston, MA 02109
    Attention: Timothy Tobin
    Fax No.: (617) 434-4339
    Tel. No.: (617) 434-4386

                                                              Schedule II to the
                                                         Participation Agreement



                                      FEES

                       Certain Fees Payable by the Company

(1)   Upfront Fee

      The Company shall pay to the Agent on the Funding Date for the account of each Holder an upfront fee of 175 basis points (1.75%) on the amount of such Holder's Commitment.

(2)   Structuring Fee

      The Company shall pay on the Funding Date the structuring fee set forth in the Mandate Letter dated June 25, 2001 among Rite Aid Corporation and Citibank, N.A.

(3)   Trustee Fee

      The Company shall pay to the Trustee on the Funding Date and thereafter on the dates referenced in annual invoices delivered by WFBN the fees set forth in that certain fee letter dated June, 2001 from WFBN to Citibank, N.A.

(4)   Agency Fee

      The Company shall pay to the Agent on the Funding Date for the account of the Agent the administrative agency fee set forth in that certain fee letter dated June [ ], 2001 from [CUSA] to Rite Aid Corporation.

                                                             Schedule III to the
                                                         Participation Agreement



                         NOTE AND CERTIFICATE ALLOCATION

            The principal amount of the Notes and the Certificate Amount of the Certificates are allocated to the Properties as follows:

         Maryland Property                        California Property
         -----------------                        -------------------

A-Notes:      $44,000,000.00                  A-Notes:         $41,480,271.40

B-Notes:      $ 9,350,000.00                  B-Notes:         $ 8,814,557.67

Certificates: $ 1,650,000.00                  Certificates:    $ 1,555,510.18

Total:        $55,000,000.00                  Total:           $51,850,339.25

                                                                Exhibit A to the
                                                         Participation Agreement


                             [FORM OF REQUISITION]

TO: Citicorp USA, Inc., as Agent

                             RITE AID REALTY CORP.
                              CERTIFIED REQUISITION
                              DATED: June __, 2001

            I, _____________, _______________ of Rite Aid Realty Corp., a
Delaware corporation (the "Company"), pursuant to the Participation Agreement dated as of June 27, 2001 among Rite Aid Corporation, the Company, Wells Fargo Bank Northwest, National Association, not in its individual capacity except as specifically set forth therein but solely as Trustee of RAC Distribution Statutory Trust, the Persons named therein as Note Holders and Certificate Holders, and Citicorp USA, Inc., as Agent (the "Participation Agreement"), submit this irrevocable Requisition pursuant to Section of the Participation Agreement and request the following:

            1. The total amount of the Acquisition Costs for which this funding is hereby requested is _______________________ ($______________), and the
      Company hereby requests the Agent to request (a) each of the Note Holders to make an Advance in an aggregate amount equal to _______________________ ($______________), and (b) each of the Certificate Holders to make an Equity Investment in an aggregate amount equal to _______________________ ($______________), in each case on June 27, 2001, subject to the satisfaction or waiver of all conditions precedent thereto set forth in
      Section 2.01 of the Participation Agreement.

            2. The proceeds of the funding requested hereby shall be used solely to pay Acquisition Costs and shall be applied by the Agent as follows:

            For purposes of the termination and pay-off of the Original Leases
            the Agent shall pay to [    ] ABA # [    ], Account number: [    ],
            Reference: [    ] the amount of $[    ].

            Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Participation Agreement.

            Dated this ___ day of June, 2001.


                                       RITE AID REALTY CORP.


                                       By:_______________________________
                                          Name:
                                          Title:

                                                                Draft of 6/26/01

                                                                      Appendix A
                                                      Proprietary & Confidential



                   APPENDIX A TO THE PARTICIPATION AGREEMENT

                                     PART I

                              Rules of Construction

            The following rules of usage shall apply to the Participation Agreement and the other Operative Documents (and each appendix, schedule, exhibit and annex thereto) unless otherwise required by the context or unless otherwise specified therein:

                                                                      Appendix A
                                                      Proprietary & Confidential




Unless otherwise specified, definitions set forth herein or in any other Operative Document shall be equally applicable to the singular and plural forms of the terms defined.

References to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits are references to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits in or to any Operative Document.

The headings, subheadings and table of contents used in any Operative Document are solely for convenience of reference, shall not constitute a part of such Operative Document and shall not affect the meaning, construction or effect of any provision thereof.

References to any Person in any Operative Document shall include such Person, its successors and permitted assigns and transferees.

Reference to any agreement in any Operative Document means such agreement as amended, supplemented or otherwise modified from time to time in accordance with the applicable provisions thereof except as otherwise specifically set forth in such reference and except with respect to the Senior Credit Facility, which shall mean such agreement as in effect on June 27, 2001, as amended to the extent such amendment becomes effective under the Operative Documents pursuant to the terms of the Operative Documents.

References to any law in any Operative Document includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement thereof.

Words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import used in any Operative Document shall, unless the context clearly indicates to the contrary, refer to the whole of such Operative Document and not to any particular article, section, subsection, paragraph or clause thereof.

References to "including" in any Operative Document means including without limiting the generality of any description preceding such term.

All terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.


                                     PART II

                                                                      Appendix A
                                                      Proprietary & Confidential



            This Appendix A to the Participation Agreement is a glossary of all or substantially all of the defined terms used in the Operative Documents. Not all of the terms defined in this Appendix A are used in the Participation Agreement.

            "A-Note Commitment" of any A-Note Holder means the commitment of such Person to make Advances under such Person's A-Note to fund Acquisition Costs, up to the aggregate principal amount set forth below the name of such Person on Schedule I to the Participation Agreement next to the heading "A-Note Commitment", which commitment shall expire on, and after giving effect to the transactions to occur on, the Funding Date.

            "A-Notes" has the meaning set forth in Section 2.02 of the Loan Agreement.

            "Acquisition Costs" means (i) all amounts paid or payable by the Trustee to purchase the Original Maryland Lessor's fee interest in the Maryland Land and Maryland Improvements; and (ii) all amounts paid or payable by the Trustee to purchase the Original California Lessor's leasehold interest in the California Land and fee interest in the California Improvements.

            "Act" means the Securities Act of 1933, as amended, and the Laws promulgated or issued from time to time thereunder.

            "Additional Costs" means all Break Costs, Increased Costs, Charges, Other Taxes, Illegality Costs and other amounts required to be paid (or indemnified against) by the Company pursuant to the Participation Agreement and the other Operative Documents.

            "Additional Rent " means all amounts, other than Fixed Rent, which the Lessee is required to pay to the Lessor pursuant to the Lease, including (i) unpaid Charges and all amounts set forth in Section 4.05 of the Lease, (ii) all sums, costs and expenses pursuant to Article X and Section 12.08 of the Lease,
(iii) all taxes, costs and expenses relating to any Property or the Lessee's use or the Lessor's leasehold interest or ownership thereof, (iv) any and all amounts payable upon any sale, alteration or other transfer (or otherwise relating to) any Property, together with every fine, penalty, interest and cost that may be added for non-payment or late payment thereof, (v) all fees and expenses payable pursuant to Sections 5.04, 9.13 and 9.14 of the Participation Agreement, (vi) all Transaction Costs and (vii) all Additional Costs.

            "Advance" has the meaning set forth in Section 1.01 of the Participation Agreement.

            "Affected Property" has the meaning set forth in Section 7.01(a) of the Lease.


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            "Affiliate" means, when used with respect to a specified Person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified, provided that under no circumstances shall the Note Holders or the Certificate Holders be deemed to be Affiliates of the Trustee or vice versa.

            "After Tax Basis" means, with respect to any payment to be received, on a basis such that such payment received (actually or constructively) or accrued by any Person shall be supplemented by a further payment or payments to the recipient so that the sum of all such payments shall, after deduction for the net increase in all Taxes (taking into account any related credits or deductions claimed in the same or a prior period for which such Taxes are imposed as determined in good faith by such recipient) using such ordering and other principles as it shall reasonably determine (without regard to when such Taxes are deemed utilized under the applicable Tax laws) resulting from the receipt (actual or constructive) or accrual of such payments, be equal to the payment otherwise required to be made.

            "Agent" means CUSA, or any successor selected pursuant to the Participation Agreement, acting in its capacity as administrative agent for the Note Holders and the Certificate Holders.

            "Alterations" means any and all additions to or alterations of any Property or any portion thereof made by or for the Lessee, at the sole cost and expense of the Lessee (as distinct from such additions and construction as shall constitute Improvements), excluding any replacements installed as part of scheduled maintenance procedures.

            "ALTA" means American Land Title Association. "Applicable Lending Office" means, with respect to any Holder, its office, branch or affiliate located at its address, and designated as its lending office, set forth in its administrative questionnaire delivered to the Agent, or such other office, branch or affiliate as such Holder may designate as its lending office by notice to the Company and the Agent.

            "Applicable Margin" means:

            (i) with respect to the A-Notes (a) for any LIBO Rate Period, 450 basis points (4.50%) and (b) for any Base Rate Period, 350 basis points (3.50%);

            (ii) with respect to the B-Notes (a) for any LIBO Rate Period, 450 basis points (4.50%) and (b) for any Base Rate Period, 350 basis points (3.50%); and


                                       44

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            (iii) with respect to the Certificates (a) for any LIBO Rate Period,
600 basis points (6.00%) and (b) for any Base Rate Period, 500 basis points (5.00%).

            "Applicable Payee" has the meaning set forth in Section 5.04(a) of the Participation Agreement.

            "Applicable Payor" has the meaning set forth in Section 5.04(a) of the Participation Agreement.

            "Applicable Permit" means any Permit, including any Environmental Permit, that is necessary to own, construct, start up, test, maintain, operate, lease or use all or any portion of any Property or interest therein in accordance with any of the Operative Documents.

            "Applicable Rate" means:

            (i) for any LIBO Rate Period, the sum of (a) the LIBO Rate and (b) the Applicable Margin; and

            (ii) for any Base Rate Period, the sum of (a) the Base Rate and (b) the Applicable Margin,

            in each case subject to Section 5.01(b) of the Participation Agreement.

            "Appraisal" means a valuation and market study of each Property and the Equipment Collateral, which satisfies all bank regulatory requirements (including FIRREA) and is otherwise satisfactory in scope and content to the Agent.

            "Appraiser" means an independent MAI appraiser selected by the Agent.

            "Assignee" has the meaning set forth in Section 5.03(b) of the Participation Agreement.

            "Assignment and Acceptance" has the meaning set forth in Section 5.03(b) of the Participation Agreement.

            "Assignment and Security Agreement" means the Assignment and Security Agreement dated as of the Funding Date between the Trustee and the Agent.

            "Assignor" has the meaning set forth in Section 5.03(b) of the Participation Agreement.


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            "B-Note Commitment" of any B-Note Holder means the commitment of such Person to make Advances under such Person's B-Note to fund Acquisition Costs, up to the aggregate principal amount set forth below the name of such Person on Schedule I to the Participation Agreement next to the heading "B-Note Commitment," which commitment shall expire on, and after giving effect to the transactions to occur on, the Funding Date.

            "B-Notes" has the meaning set forth in Section 2.02 of the Loan Agreement.

            "Bank" has the meaning set forth in the preamble of the Trust Agreement.

            "Bankruptcy Law" means Title 11 of the United States Code, and any applicable Federal, state or local insolvency, reorganization, moratorium, fraudulent conveyance or similar Law now or hereafter in effect for the relief of debtors.

            "Base Rate" means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the greater of:

            (i) the rate of interest announced publicly by Citibank in New York, New York, from time to time as Citibank's prime rate (or comparable rate, if Citibank does not so designate a prime rate); or

            (ii) 1/2 of 1% per annum above the Federal Funds Rate. Changes in the Base Rate shall become effective on the date such change is publicly announced by Citibank.

            "Base Rate Period" means any Interest Period during which the Applicable Rate is determined based upon the Base Rate pursuant to Article V of the Participation Agreement.

            "Base Term" has the meaning set forth in Section 3.01 of the Lease.

            "Base Term Expiration Date" means June 27, 2005.

            "Best's" means Best's Insurance Reports published by A.M. Best Company, Inc. or any successor thereto which is a nationally recognized statistical rating organization.


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            "Break Costs" has the meaning set forth in Section 5.06 of the
Participation Agreement.

            "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are required or authorized by Law to close.

            "California Deed" means the Improvements Deed dated as of the Funding Date executed by the Original California Lessor and conveying the California Improvements to the Trustee.

            "California Improvements" means that certain approximately 930,000 square foot distribution center located on the California Land at 2801 West Avenue H, Lancaster, California and all integral equipment located and/or installed therein or thereon.

            "California Land " means those two certain parcels of land located in Lancaster, Los Angeles County, California, as more particularly described in Lease Supplement No. 2.

            "California Mortgage " means the Deed of Trust, Assignment of Leases, Security Agreement and Financing Statement dated as of the Funding Date from the Trustee to First American Title Insurance Company, as trustee, for the benefit of the Agent.

            "California Property" means, collectively, the California Land and the California Improvements.

            "Capital Adequacy Costs" has the meaning set forth in Section 5.02(c) of the Participation Agreement.

            "Casualty" has the meaning set forth in Section 7.01(a) of the Lease.

            "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. Section 9601 et seq. and as further amended from time to time.

            "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Information System, which is a list maintained by the United States Environmental Protection Agency of sites where there is a known or suspected release or potential release of hazardous substances which may require remediation.

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            "Certificate" and "Certificates" have the meanings set forth in
Section 2.1 of the Trust Agreement.

            "Certificate Amount" means with respect to each Certificate, the aggregate Equity Investments made by the applicable Certificate Holder thereunder, pursuant to Section 1.02 of the Participation Agreement, as consideration for the issuance of such Certificate.

            "Certificate Commitment" of any Certificate Holder means the commitment of such Person to make Equity Investments pursuant to Section 1.02 of the Participation Agreement up to the aggregate stated amount set forth below the name of such Person on Schedule I to the Participation Agreement next to the heading "Certificate Commitment", which commitment shall expire on, and after giving effect to the transactions to occur on, the Funding Date.

            "Certificate Holder" means the holder of any Certificates.

            "Certificate Liquidation Amount " means the unpaid Certificate Amounts of the Certificates, plus the Distributions accrued and unpaid thereon, plus all Closing Costs incurred in connection with the Certificates, plus all Break Costs incurred in connection with the Certificates, plus all other amounts owed by the Company under the Operative Documents in connection with the Certificates.

            "Charges" means all Taxes arising directly or indirectly out of the transactions contemplated by the Participation Agreement and the other Operative Documents, (a) including (i) those which, at any time prior to or during the Term, may accrue with respect to, be imposed or levied upon or assessed against or be a Lien upon (x) the Trust Estate, any Property or any part thereof, the Lessor or the Trust, or the Operative Documents, including the Notes and the Certificates, (y) the Trustee or the Trust in connection with the transactions contemplated by the Operative Documents or (z) the Lease, or the leasehold estates thereby created, or which arise in respect of the acquisition, ownership, renovation, construction, installation, substitution, maintenance, manufacture, operation, occupancy, possession, disposition, use, non-use, financing, leasing, sub-leasing or condition of the Trust Estate, any Property or any part thereof or of the execution, delivery, expiration or termination of the Lease, the Notes, the Certificates or any other Operative Document; (ii) those which may be imposed or levied upon, assessed against or measured by any Fixed Rent, Additional Rent or other sum payable under the Lease, the Notes, the Certificates, the Participation Agreement or any other Operative Document; (iii) all sales, value added, goods and services, use and similar Taxes at any time levied, assessed or payable on account of the ownership, operation, occupancy, use, leasing, or subleasing of the Trust Estate, any Property or any part thereof; (iv) all charges, levies, fees, rents or assessments for or in respect of utilities,

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communications and other services rendered or used on or about or in connection with any Property or any part thereof; and (v) payments in lieu of each of the foregoing and all liabilities with respect to the foregoing and (b) notwithstanding (a), excluding Excluded Charges.

            "Citibank " means Citibank, N.A.

            "Closing Costs" means all charges incident to any sale, lease, exchange, redeployment or other disposition of any Property or portion thereof, including reasonable attorneys' fees of Special Counsel and Trustee's Counsel and escrow fees, recording fees, broker's fees, any out-of-pocket fees, costs (including Break Costs) or expenses incurred by the Lessor in connection with the same and with the release of any Operative Document, and all applicable transfer taxes which may be imposed by reason of such sale and conveyance and the delivery of any and all instruments in connection therewith.

            "Closing Date" has the meaning set forth in Section 5.04(c) of the Lease.

            "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute or similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed to also refer to successor sections.

            "Collateral" means, collectively, the Instrument Guaranty, the Mortgaged Property (as defined in the Mortgages), the Equipment Collateral and the Collateral (as defined in the Senior Credit Facility).

            "Commission" means the Securities and Exchange Commission, or any regulatory body that succeeds to the functions thereof.

            "Commitments" means, collectively the Note Commitments and the Certificate Commitments.

            "Company" means Rite Aid Realty Corp., a Delaware corporation, and any permitted successor or assignee pursuant to the terms of the Participation Agreement.

            "Condemnation" has the meaning set forth in Section 7.01(a) of the Lease.

            "Consent " means any consent, approval, waiver, exemption, order, other action by, and any notice to or filing with, any Governmental Authority or other Person.

            "Consolidated Subsidiary" means, with respect to any Person, at any date any Subsidiary or other entity the accounts of which would be consolidated with those of such


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Person in its consolidated financial statements if such statements were prepared as of such date.

            "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" shall have meanings correlative thereto.

            "Conversion Date" means any date on which the basis for the determination of the Applicable Rate is converted pursuant to Article V of the Participation Agreement from the LIBO Rate to the Base Rate or vice versa.

            "CUSA" means Citicorp USA, Inc., a Delaware corporation.

            "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (vii) all Debt of others guaranteed by such Person.

            "Deeds" means collectively, the Maryland Deed and the California
Deed.

            "Default" means an event which with the lapse of time, the giving of notice or both would become an Event of Default.

            "Default Rate" means the lesser of (i) the Maximum Rate and (ii) the Applicable Margin plus one percent (1%) in excess of the Base Rate in effect from time to time.

            "Distributions" means the distributions of current yield payable to the Certificate Holders on each Payment Date.

            "Dollars" or "$" means United States dollars.

            "Eligible Assignees" means any financial institution approved by the Agent and the Guarantor, such approval not to be unreasonably withheld or delayed, provided,



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however, that no approval of the Guarantor shall be required during the continuation of a Default, Event of Default or Non-Performance Event.

            "Environmental Action" means any administrative, regulatory or judicial action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement arising under any Environmental Law or Environmental Permit relating to Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment in connection with or arising from exposure to or the actual or potential release of Hazardous Materials, including, without limitation, (i) by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (ii) by any Governmental Authority or any third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

            "Environmental Audit" has the meaning set forth in Section 4.01(c) of the Participation Agreement.

            "Environmental Consultant " means any environmental consulting firm reasonably satisfactory to the Agent.

            "Environmental Event " has the meaning set forth in Section 8.01 of the Lease.

            "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

            "Environmental Permit" means any Permit, approval, identification number, license or other authorization required under any Environmental Law.

            "Environmental Trigger" has the meaning set forth in Section 8.02 of the Lease.

            "Environmentally Affected Property" has the meaning set forth in
Section 8.01 of the Lease.


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            "Equipment Collateral" means the non-integral equipment owned by the Company and located and/or installed in or on the Improvements as more particularly described in the Security Agreement.

            "Equity Investment " has the meaning set forth in Section 1.02 of the Participation Agreement.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

            "Euro-Dollar Liabilities" has the meaning assigned to the term "Euro-Dollar liabilities" in Regulation D.

            "Event of Default" has the meaning set forth in Section 6.01 of the Participation Agreement.

            "Excess Funds" has the meaning set forth in Section 7.03 of the Lease.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Excluded Charges" means (i) Taxes imposed on the Agent's net income, and franchise Taxes imposed on such Person, to the extent such Tax is determined solely by reference to the fees received by the Agent under the Operative Documents; (ii) United States federal income Taxes (other than Taxes withheld at the source) imposed on a Note Holder or Certificate Holder to the extent that such Tax is not in excess of a Tax determined on the basis that such Note Holder or Certificate Holder is a creditor entitled to receive for such Tax purposes only payments of principal, interest, stated original issue discount, if any, and compensation of the type described under Section 5.06 of the Participation Agreement; (iii) Taxes imposed on a Note Holder's or Certificate Holder's net income and franchise Taxes imposed on a Note Holder or Certificate Holder by the jurisdiction under the Laws of which such Note Holder or Certificate Holder is organized or by any jurisdiction in which such Note Holder or Certificate Holder has its applicable lending office located or is doing business, or Taxes to which such Note Holder or Certificate Holder becomes subject as a result of a change in residence, place of incorporation or principal place of business, or by any political subdivision of the foregoing, to the extent that such Tax is not in excess of a Tax determined on the basis that such Note Holder or Certificate Holder is a creditor entitled to receive for such Tax purposes only payments of principal, interest, stated original issue discount, if any, and compensation of the type described under Section
5.06 of the Participation Agreement; (iv) any Taxes imposed by the United States of America by means of withholding at the source if and to the extent that (a) such Taxes are not attributable to a change in applicable Law after the Funding Date or the effective date of the Assignment and


                                      1212

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Acceptance pursuant to which such Person became a Note Holder or Certificate
Holder and (b) such Taxes are not in excess of a Tax determined on the basis that such Note Holder or Certificate Holder is a creditor entitled to receive for such Tax purposes only payments of principal, interest, stated original issue discount, if any, and compensation of the type described under Section
5.06 of the Participation Agreement; (v) any Tax to the extent, but only to such extent, it results from any act, event or omission that occurs, or relates to a period, after the termination of the Lease and the return of the Properties, so long as the Lessor is not exercising remedies against the Lessee in respect of the Operative Documents (but not any Tax that results from any act, event or omission that occurs or relates to any period prior to the termination of the Lease and the return of the Properties) to which such Tax relates; (vi) any Tax for so long as, but only for so long as, it is being contested in accordance with the provisions of Section 5.04 of the Participation Agreement, provided that the foregoing shall not limit the Lessee's obligation under Section 5.04 of the Participation Agreement to advance to such Indemnified Party amounts with respect to Taxes that are being contested in accordance with Section 5.04 of the Participation Agreement or any expenses incurred by such Indemnified Party in connection with such contest; (vii) any interest or penalties imposed on an Indemnified Party as a result of a breach by such Indemnified Party or any Affiliate thereof of its obligations under Section 5.04 of the Participation Agreement or otherwise as a result of an Indemnified Party's failure to file any return or other documents timely and as prescribed by applicable law; provided that this clause vii shall not apply if such failure is attributable to a failure by the Lessee to fulfill its obligations under the Operative Documents with respect to any such return; (viii) any Taxes or impositions imposed upon an Indemnified Party with respect to any voluntary transfer, sale or other voluntary disposition, or from any sale, assignment, transfer or other disposition of any interest in an Indemnified Party or any Affiliate thereof, or with respect to any involuntary transfer, sale or disposition in connection with the bankruptcy or insolvency of any Indemnified Party or any Affiliate thereof (other than any transfer in connection with (1) the exercise of the Lessee of its purchase option or any termination option or other purchase of any Property by the Lessee, (2) the occurrence of an Event of Default, (3) a Casualty or Condemnation affecting any Property or (4) any sublease, modification or addition to any Property by the Lessee); (ix) Taxes imposed on or payable by an Indemnified Party to the extent such Taxes would not have been imposed but for a breach by such Indemnified Party or any Affiliate thereof of any representations, warranties or covenants set forth in the Operative Documents (unless such breach is caused by the Lessee's breach of its representations, warranties or covenants set forth in the Operative Documents); (x) Taxes to the extent resulting from such Indemnified Party's failure to comply with the provisions of Section 5.04 of the Participation Agreement, which failure precludes or materially adversely affects the ability to conduct a contest pursuant to Section 5.04 of the Participation Agreement (unless such failure is caused by Lessee's breach of its obligations); (xi) Taxes that would have been imposed in the absence of the transactions


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contemplated by the Operative Documents and Taxes imposed on or with respect to or payable as a result of activities of an Indemnified Party or Affiliate thereof unrelated to the transactions contemplated by the Operative Documents;
(xii) Taxes imposed on or with respect to or payable by an Indemnified Party resulting from, or that would not have been imposed but for the existence of, any Lessor Lien created by or through such Indemnified Party or an Affiliate thereof and not caused by acts or omissions of the Lessee, unless required to be removed by the Lessee; (xiii) any Tax imposed against or payable by an Indemnified Party to the extent that the amount of such Tax exceeds the amount of such Tax that would have been imposed against or payable by such Indemnified Party if such Indemnified Party were not a direct or indirect successor, transferee or assignee of one of the original Indemnified Parties except to the extent attributable to a change in applicable Law after such succession, transfer or assignment, provided, however, that this exclusion (xiii) shall not apply if such direct or indirect successor, transferee or assignee acquired its interest as a result of a transfer while an Event of Default shall have occurred and is continuing and (xiv) any Taxes imposed against or payable by an Indemnified Party resulting from, or that would not have been imposed but for, the gross negligence or willful misconduct of such Indemnified Party or any Affiliate thereof; provided, however, that any such Taxes in clauses (i) through
(xiv) are not incurred or increased directly or indirectly by actions of the Lessee on or after the Funding Date (other than actions specifically required of the Lessee under any of the Operative Documents).

            "Expiration Date" means (i) the Base Term Expiration Date, (ii) any Extension Term Expiration Date and (iii) any other date on which the Lease is terminated in accordance with its terms, individually and collectively.

            "Extension Request" has the meaning set forth in Section 5.09(a) of the Participation Agreement.

            "Extension Term" has the meaning set forth in Section 3.02 of the Lease.

            "Extension Term Expiration Date" means the date as of which the Extension Term, if any, expires.

            "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.


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            "Federal Reserve Board" means the Board of Governors of the Federal
Reserve System or any successor thereto.

            "FIRREA" means the Financial Institutions Reform and Recovery Act of 1989, 12 U.S.C. Section 1821 et seq., as amended from time to time.

            "Fixed Rent " has the meaning set forth in Section 4.01 of the Lease.

            "Force Majeure" means strikes, acts of God, acts of any Governmental Authority, natural disaster, war, insurrection, riot, terrorist acts or civil disobedience.

            "Funding" means the single funding of Acquisition Costs specified in the Requisition, which will consist of Advances made by the Note Holders and Equity Investments made by the Certificate Holders pursuant to Section 1.03 of the Participation Agreement.

            "Funding Date" means June 27, 2001.

            "GAAP" means generally accepted accounting principles (including principles of consolidation), in effect from time to time in the United States, consistently applied. "Governmental Authority" means any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

            "Granting Note Holder" has the meaning set forth in Section 9.26 of the Participation Agreement.

            "Ground Lease" means the Ground Lease Agreement dated as of the Funding Date between the Ground Lessor, as ground lessor, and the Trustee, as ground lessee covering the California Land.

            "Ground Lessor" means Thrifty Payless, Inc., a California corporation, and its successors and permitted assigns under the Ground Lease.

            "Guarantor" means Rite Aid Corporation, a Delaware corporation.

            "Hazardous Materials " means (i) hazardous materials, hazardous wastes, and hazardous substances as those or similar terms are defined under any Environmental Laws, including, but not limited to, the following: the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., as amended from time to time, the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., as amended from time to time, CERCLA, the Clean Water Act, 33 U.S.C.
Section 1251 et seq., as amended from time to time, the Clean Air Act, 42 U.S.C.
Section 7401 et seq., as


                                      1515


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amended from time to time and/or the Toxic Substances Control Act, 15 U.S.C.
Section 2601 et seq., as amended from time to time; (ii) petroleum and petroleum products including crude oil and any fractions thereof; (iii) natural gas, synthetic gas, and any mixtures thereof; (iv) asbestos and/or any material which contains any hydrated mineral silicate, including, but not limited to, chrysolite, amosite, crocidolite, tremolite, anthophylite and/or actinolite, whether friable or non-friable; (v) polychlorinated biphenyls ("PCB's"), or PCB-containing materials, or fluids; (vi) radon; (vii) any other hazardous radioactive, toxic or noxious substance, material, pollutant, or solid, liquid or gaseous waste; and (viii) any hazardous substance that, whether by its nature or its use, is subject to regulation under any Environmental Law or with respect to which any Federal, state or local Environmental Law or governmental agency requires environmental investigation, monitoring or remediation.

            "Holder" means any Note Holder or Certificate Holder.

            "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and all rules and regulations promulgated thereunder.

            "Illegality Costs" means any additional amounts as may be necessary to compensate any Note Holder or Certificate Holder for any losses, costs or expenses actually incurred by it in making any conversion of the Applicable Rate in accordance with Section 5.02(b) of the Participation Agreement.

            "Improvements" means, collectively, the Maryland Improvements and the California Improvements.

            "Increased Costs" has the meaning set forth in Section 5.02(b) of the Participation Agreement.

            "Indemnified Party" has the meaning set forth in Section 9.14(a) of the Participation Agreement.

            "Independent Engineer" means any construction engineering firm reasonably satisfactory to the Agent.

            "Instrument Guaranty" means the Instrument Guaranty dated as of the Funding Date by the Company in favor of the Agent on behalf of the Note Holders and Certificate Holders.

            "Instruments" means, collectively, the Notes and the Certificates.

            "Insurance Requirements" means the insurance requirements contained in Section 6.05 of the Lease.


                                      1616

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            "Intellectual Property Rights" has the meaning set forth in Section
3.01(j)(ii) of the Participation Agreement.

            "Intended Use" means, with respect to the Maryland Property for warehouse, distribution and administrative purposes, and with respect to the California Property for distribution and administrative purposes.

            "Intercreditor Agreement" means the Collateral Trust and Intercreditor Agreement, dated as of June 27, 2001, among the Guarantor, each Subsidiary of the Guarantor listed on the signature pages thereto or which becomes a party thereto pursuant to Section 9.11 thereof, Wilmington Trust Company, as Second Priority Collateral Trustee, CUSA, as Senior Collateral Agent, State Street Bank and Trust Company, as trustee for the holders of the 10.50% Notes, CUSA, as agent for the Synthetic Lease Parties, and the other Persons party thereto.

            "Interest Period" means, with respect to all Instruments, the period commencing on the Funding Date, Conversion Date or the last day of the immediately preceding Interest Period, as applicable, and (i) for each LIBO Rate Period, ending on the numerically corresponding day in the calendar month that is three (3) months thereafter, and (b) for any Base Rate Period, continuing indefinitely until such time as the Applicable Rate is determined by reference to the LIBO Rate pursuant to Article V of the Participation Agreement;

            provided, however, that:

            (i) any Interest Period which would otherwise end on a day which is not a Business Day (and, in the case of a LIBO Rate Period, a LIBO Business
Day) shall be extended to the next succeeding Business Day (or, in the case of a LIBO Rate Period, LIBO Business Day unless such LIBO Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding LIBO Business Day);

            (ii) any LIBO Rate Period that begins on the last LIBO Business Day of a calendar month (or on a day for which there is no numerically corresponding day in


                                      1717



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                                                      Proprietary & Confidential





the calendar month at the end of such LIBO Rate Period) shall end on the last LIBO Business Day of the calendar month at the end of such LIBO Rate Period;

            (iii) any Interest Period which would otherwise end after the Base Term Expiration Date or any Extension Term Expiration Date shall end on the Base Term Expiration Date or such Extension Term Expiration Date, as applicable;

            (iv) for purposes of calculating interest for any Interest Period, such calculations shall include the first day but exclude the last day of any such Interest Period; and

            (v) there shall not be more than one (1) interest period in effect at any time. "Interest Setting Date" means, (i) with respect to any LIBO Rate Period, the date which is two (2) LIBO Business Days before the first day of such LIBO Rate Period or (ii) with respect to any Base Rate Period, the date specified by the Guarantor in the written notice delivered by the Guarantor pursuant to Section 5.01 of the Participation Agreement as the first day that the Base Rate is to apply.

            "Junior Takeout " has the meaning set forth in Section 6.04(d)(ii) of the Participation Agreement.

            "Junior Takeout Notice" has the meaning set forth in Section 6.04(d)(ii) of the Participation Agreement.

            "Junior Takeout Option" has the meaning set forth in Section 6.04(d)(ii) of the Participation Agreement.

            "Junior Takeout Period" has the meaning set forth in Section 6.04(d)(ii) of the Participation Agreement.

            "Junior Takeout Price" has the meaning set forth in Section 6.04(d)(ii) of the Participation Agreement.


                                      1818


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                                                                      Appendix A
                                                      Proprietary & Confidential




            "Land" means the Maryland Land, the California Land or both, as applicable.

            "Law" means any law (including, without limitation, any zoning law or ordinance, ERISA, any Environmental Law, or Legal Requirements), treaty, directive, statute, rule, regulation, ordinance, order, directive, code, interpretation, judgment, decree, injunction, writ, determination, award, Permit, license, authorization, direction, requirement or decision of or agreement with or by any government or governmental department, commission, board, court, authority, agency, official or officer having jurisdiction of the matter in question.

            "Lease" means the Lease dated as of the Funding Date between the Lessor and the Lessee.

            "Lease Supplement No. 1" means Lease Supplement No. 1 dated as of the Funding Date between the Lessor and the Lessee, covering the Maryland Property.

            "Lease Supplement No. 2" means Lease Supplement No. 2 dated as of the Funding Date between the Lessor and the Lessee, covering the California Property.

            "Lease Supplements" means, collectively, Lease Supplement No. 1 and Lease Supplement No. 2.

            "Legal Requirements" means (i) all Laws, ordinary or extraordinary, or arising from any restriction of record or otherwise, which now or at any time hereafter may be applicable to the (A) Lessor, solely as the result and directly related to being the holder of the leasehold and/or fee estate in, or title to, the Properties (as distinct from laws applicable to Lessor in its capacity as a trustee or otherwise); (B) Lessee, as lessee under the Lease; or (C) any Property or any part thereof, or any of the adjoining sidewalks, or the ownership, construction, installation, operation, mortgaging, occupancy, possession, use, non-use or condition of any Property or any part thereof hereafter enacted, made or issued, and applicable to the Lessor, as owner of (or holder of a leasehold estate in) such Property (as distinct from those applicable to Lessor solely in its capacity as a trustee or otherwise), the Lessee, as lessee under the Lease, or any Property or any part thereof or the ownership, construction, installation, rebuilding, operation, mortgaging, occupancy, possession, use, non-use or condition thereof whether or not presently contemplated; and (ii) all agreements, Permits, covenants, and restrictions applicable to the Land, the Improvements, or the balance of the Properties or any part thereof or the ownership, construction, installation, rebuilding, operation, mortgaging, occupancy, possession, use, non-use or condition thereof.

"Lessee" means the Company, as lessee under the Lease.


                                      1919

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                                                      Proprietary & Confidential



            "Lessee Mortgage " has the meaning set forth in Section 11.01 of the Lease.

            "Lessor" means the Trustee, as lessor under the Lease.

            "Lessor Group" has the meaning set forth in Section 6.07(a) of the Lease.

            "Lessor Lien" means any Lien, true lease or sublease or disposition of title with respect to the Property arising as a result of (i) any claim against the Lessor, the Trustee, the Agent or any Holder not resulting from or related to the transactions contemplated by the Operative Documents, (ii) any act or omission of the Lessor, the Trustee, the Agent or any Holder which is not required or permitted by the Operative Documents or is in violation of any of the terms of the Operative Documents, (iii) any claim against the Lessor, the Trustee, the Agent or any Holder with respect to Taxes or Transaction Costs against which the Lessee is not required to indemnify the Lessor, the Agent or any Holder, in its individual capacity, pursuant to Article IX of the Participation Agreement, (iv) any claim against the Lessor or the Agent arising out of any transfer by the Lessor of all or any portion of interest of the Lessor in the Property or the Operative Documents other than the transfer of title to or possession of the Property by the Lessor pursuant to and in accordance with the Lease, the Participation Agreement or the other Operative Documents, or (v) any claim against any Holder arising out of any transfer by such Holder of any Note or Certificate, or any interest therein other than in accordance with the provisions of the Participation Agreement. Lessor Liens will not include any Permitted Encumbrances or any interests created by the Lessor upon the exercise of any right under the Operative Documents upon any Default, Event of Default, Non-Performance Event or Environmental Trigger.

            "LIBO Business Day" means a Business Day on which commercial banks are open for international business (including dealings in Dollar deposits) in London.

            "LIBO Rate" means, with respect to any LIBO Rate Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Dollars in the London interbank market) at approximately 11:00 a.m. (London time), on the Interest Setting Date for such LIBO Period as the rate for deposits in Dollars in an amount substantially equal to the applicable Instruments (or portion thereof) to be outstanding during such LIBO Rate Period with a maturity comparable to such LIBO Rate Period. In the event that such rate is not available on the applicable Interest Setting Date for any reason, then the "LIBO Rate" with respect to such LIBO Rate Period shall be the rate at which deposits in Dollars in an amount substantially equal to the principal and stated amount of the Instruments (or portion


                                      2020

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                                                                      Appendix A
                                                      Proprietary & Confidential





thereof) to be outstanding during such LIBO Rate Period and for a maturity comparable to such LIBO Rate Period are offered by the principal London office of the Agent in immediately available funds in the London interbank market at approximately 11:00 a.m. (London time) on the Interest Setting Date for such LIBO Rate Period.

            "LIBO Rate Period" means any Interest Period during which the Applicable Rate is determined based upon the LIBO Rate pursuant to Article V of the Participation Agreement.

            "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

            "Liquidation Event" has the meaning set forth in Section 6.04(a) of the Participation Agreement.

            "Loan Agreement" means the Loan Agreement dated as of the Funding Date among the Trustee, as borrower, the Note Holders, as lenders, and the Agent.

            "Majority B-Note Holders" means, on the Funding Date, the B-Note Holders holding at least 51% of the B-Note Commitment and at any time after the Funding Date, the B-Note Holders holding at least 51% of the aggregate unpaid principal amount of the B-Notes.

            "Majority Certificate Holders" means, on the Funding Date, the Certificate Holders holding at least 51% of the Certificate Commitment and at any time after the Funding Date, the Certificate Holders holding at least 51% of the aggregate unpaid Certificate Amount of the Certificates.

            "Majority Holders" means, on the Funding Date, the Note Holders and the Certificate Holders voting as one class and holding at least 51% of the aggregate Total Commitment, and at any time after the Funding Date, the Note Holders and Certificate Holders voting as one class and holding at least 51% of the aggregate unpaid principal amount of the Notes and the unpaid Certificate Amount of the Certificates.

            "Margin Stock" shall have the meaning provided in Regulations T, U and X.

            "Maryland Deed" means the Deed dated as of the Funding Date executed by the Original Maryland Lessor and covering the Maryland Property.

            "Maryland Improvements" means that certain approximately 882,000 square foot warehouse and distribution center located on the Maryland Land and at 601 Chelsea Road, Perryman, Maryland.


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            "Maryland Land" means that certain parcel of land located in
Perryman, Harford County, Maryland, as more particularly described in Lease Supplement No. 1.

            "Maryland Mortgage " means the Deed of Trust, Assignment of Leases, Security Agreement and Financing Statement dated as of the Funding Date from the Trustee to First American Title Insurance Company, as trustee, for the benefit of the Agent.

            "Maryland Property" means, collectively, the Maryland Land and the Maryland Improvements.

            "Material Adverse Effect" means a material adverse effect on any of
(i) the business, prospects, assets, operation or condition, financial or otherwise, of the Guarantor and its Consolidated Subsidiaries, taken as a whole,
(ii) the ability of the Company or the Guarantor to perform any of its obligations under any Operative Document to which it is a party, (iii) the value, condition, marketability or operation of the Properties or the Lessor's ownership or lease thereof, considered as a whole, or (iv) the legality, validity or enforceability of any of the Operative Documents (including the validity, enforceability or priority of the security interests to be granted under any Security Document), or the rights and remedies of the Lessor, the Agent and the Holders thereunder.

            "Maturity Date" means June 27, 2005, subject to extension as provided in Section 5.09 of the Participation Agreement.

            "Maximum Rate" has the meaning set forth in Section 9.17 of the Participation Agreement.

            "Moody's" means Moody's Investors Service, Inc. and any successor thereto which is a nationally recognized statistical rating organization.

            "Mortgages" means, collectively, the Maryland Mortgage and the California Mortgage.


            "Net Proceeds" has the meaning set forth in Section 7.01(c) of the Lease. "New Note" has the meaning set forth in Section 2.11(b) of the Loan Agreement.

            "Non-Accepting Holder" has the meaning set forth in Section 5.09(a) of the Participation Agreement.


                                      2222

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                                                      Proprietary & Confidential





            "Non-Performance Event" has the meaning set forth in Section 6.03(a) of the Participation Agreement.

            "Note" means any of, and "Notes" means all of, collectively, the A-Notes and the B-Notes, issued and, unless the context otherwise specifies or requires, Outstanding.

            "Note Commitment" of any Note Holder means the aggregate of the A-Note Commitment and B-Note Commitment of such Note Holder.

            "Note Holder" means the holder of any Note.

            "NPL" means the National Priorities List.

            "Offer to Purchase" means an irrevocable, written offer to purchase the Lessor's interest in a Property or the Properties, as applicable, pursuant to the Lease.

            "Officer" of any Person means the president, any vice president, manager, in the case of a limited liability company, or any other duly authorized and responsible officer of such Person.

            "Officer's Certificate" or "Officers' Certificate" of a Person means a certificate signed by an Officer or Officers of such Person.

            "Old Note" has the meaning set forth in Section 2.11(b) of the Loan Agreement.

            "Operative Documents" means the Participation Agreement, the Lease, the Lease Supplements, the Notes, the Certificates, the Loan Agreement, the Trust Agreement, the Instrument Guaranty, the Parent Guaranty, the Deeds, the Ground Lease, the Security Documents and the Intercreditor Agreement, in each case individually and collectively.

            "Original California Lessor" means RAC Leasing LLC, a Wyoming limited liability company.

            "Original Leases" means, collectively (i) the Master Lease and Security Agreement dated as of May 30, 1997 between the Company, as lessee, and the Original Maryland Lessor, as lessor, and (ii) the Master Lease and Security Agreement dated as of March 19, 1998 between the Company, as lessee, and the Original California Lessor, as lessor, as the same have been amended or otherwise modified through the Funding Date.

            "Original Maryland Lessor" means SMBC Leasing and Finance, Inc. (f/k/a Sumitomo Bank Leasing and Finance Inc.).


                                      2323

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            "Other Taxes" has the meaning set forth in Section 5.04(b) of the
Participation Agreement.

            "Outstanding" means, with reference to Instruments, as of any particular time, all Instruments theretofore issued, except:

            (i) Instruments theretofore canceled and destroyed by the Trustee or surrendered to the Trustee for cancellation and destruction;

            (ii) Instruments theretofore paid in full or required to be prepaid or canceled in whole within thirty (30) days thereafter; provided that in the case of Instruments so to be prepaid or canceled, moneys sufficient for such prepayment or cancellation thereof shall theretofore have been deposited with, or shall then be held by, the Trustee in accordance with the provisions of the Participation Agreement and notice of such prepayment or cancellation shall have been given or provision therefor satisfactory to the Trustee shall have been made; and

            (iii) Instruments for which other Instruments shall theretofore have been issued pursuant to Section 2.8 of the Trust Agreement, with respect to Certificates, or Section 2.11 of the Loan Agreement, with respect to Notes; and except also that (for the purpose of determining whether the Holders of the requisite principal amount of Notes or requisite stated amount of Certificates have made or concurred in any notice, request, demand, direction, consent, approval, order, waiver, acceptance, appointment or other instrument or communication under or pursuant to any Operative Document), Instruments registered in the name of the Company or the Guarantor or a nominee or Affiliate of the Company or the Guarantor shall be disregarded and deemed not to be Outstanding.


                                      2424


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                                                      Proprietary & Confidential





            "Parent Guaranty" means the Guaranty executed by the Guarantor in favor of the Agent, the Lessor, the Note Holders and the Certificate Holders.

            "Participation Agreement " means the Participation Agreement dated as of the Funding Date, by and among the Company, the Guarantor, the Trustee, the Note Holders, the Certificate Holders and the Agent.

            "Payment Date" means, with respect to the Notes, the Certificates and Fixed Rent, (i) for any LIBO Rate Period, each Conversion Date and the last day of each Interest Period, (ii) for any Base Rate Period, each Conversion Date and the last Business Day of each March, June, September and December and (iii) in any case, the Expiration Date or, if earlier, the termination of the Lease or the maturity of the Instruments.

            "Percentage " means, with respect to any Note Holder, the percentage equal to its Note Commitment divided by the aggregate Total Commitment, and with respect to any Certificate Holder, the percentage equal to its Certificate Commitment divided by the aggregate Total Commitment.

            "Permit" means any approval, certificate of occupancy, consent, waiver, exemption, variance, franchise, order, permit, authorization, right or license of or from any Governmental Authority.

            "Permitted Encumbrances" means, with respect to each Property, but only to the extent applicable from time to time thereto, any of the following:
(i) rights reserved to or vested in any municipality or public authority, by the terms of any franchise, grant, license, Permit or provision of Law, to purchase, condemn, appropriate or recapture such Property; (ii) any liens thereon for Charges and any liens of mechanics, materialmen and laborers for work or services performed or materials furnished in connection with such Property, in each instance, which are not due and payable, or which are being contested in good faith by the Lessee pursuant to Section 6.01 of the Lease; (iii) rights reserved to or vested in any municipality or public authority to control or regulate the use of such Property or to use such Property in any manner; (iv) easements, rights-of-way, servitudes, restrictions and other minor defects, encumbrances and irregularities in title to such Property which could not, individually or in the aggregate, materially and adversely affect the value, condition, marketability or operation of such Property or the Lessor's ownership or lease thereof, and (v) the Operative Documents.

            "Permitted Investments" means Temporary Cash Investments.

            "Person" means any individual, corporation, limited liability partnership, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government.


                                      2525

                                                                      Appendix A
                                                      Proprietary & Confidential





            "Pre-existing Environmental Condition" means the presence or suspected presence of Hazardous Materials or any other condition that could give rise to an Environmental Event in, on or under any Property or any portion thereof, which was in existence prior to the Funding Date.

            "Prescribed Forms" means such duly executed form(s) or statement(s), and in such number of copies, which may, from time to time, be prescribed by Law and which, pursuant to applicable provisions of (i) an income tax treaty between the United States and the country of residence of the Note Holder or Certificate Holder (as the case may be) providing the form(s) or statement(s), (ii) the Code, or (iii) any applicable rule or regulation under the Code, permit the Lessee and/or the Lessor to make payments under the Operative Documents for the account of the Lessor and/or such Note Holder or Certificate Holder (as the case may be) free or at a reduced rate of deduction or withholding of income or similar Taxes.

            "Proceeding" means any action, suit or proceeding in equity or at law or otherwise.

            "Proceeds" has the meaning set forth in Section 7.01(c) of the Lease.

            "Proceeds Trustee" has the meaning set forth in Section 7.01(c) of the Lease.

            "Properties" means, collectively, the Maryland Property and the California Property.

            "Property" means, as applicable, the Maryland Property or the California Property.

            "Protective Expenditure" has the meaning set forth in Section 9.23 of the Participation Agreement.

            "Qualified Sale" has the meaning set forth in Section 3.03(b) of the Lease.

            "Record" has the meaning set forth in Section 5.03(d) of the Participation Agreement.

            "Regulation D, T, U, or X" means such Regulations of the Federal Reserve Board, as in effect from time to time.

            "Release Collateral" has the meaning set forth in Section 1.08 of the Participation Agreement.


                                      2626

                                                                      Appendix A
                                                      Proprietary & Confidential





            "Remarketing Period" has the meaning set forth in Section 3.03(b) of the Lease.

            "Rent" means all Fixed Rent and Additional Rent payable pursuant to the Lease, individually and collectively.

            "Requisition" has the meaning set forth in Section 1.03(a) of the Participation Agreement.

            "Residual Value Amount " means, at any time, the then outstanding principal amount of the A-Notes.

            "Responsible Officer" means, with respect to the Company or the Guarantor, any of the chief executive officer, the chief operating officer, the chief financial officer, the principal accounting officer, the treasurer or a vice president of such Person.

            "Return Conditions" has the meaning set forth in Section 10.05 of the Lease.

            "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto which is a nationally recognized statistical rating organization.

            "Sales Proceeds" means the proceeds of any sale of a Property, including a sale, or other realization of, such Property by the Agent after the occurrence of a Liquidation Event and if the Company has proceeded under Section 3.03(a)(ii) of the Lease and the Lessor has purchased the Equipment Collateral pursuant to Section 10.05(xii) of the Lease, then "Sales Proceeds" shall also include the proceeds of the sale of the Equipment Collateral less the cost of the Lessor to purchase such Equipment Collateral.

            "Secured Obligations " means:

            (i) payment of all Rent, with interest, if any, thereon, according to the terms of the Lease, and any and all extensions, amendments, modifications, substitutions or renewals thereof, pursuant to the Participation Agreement, which accrue to the benefit (directly or indirectly) of (a) the Note Holders, (b) the Certificate Holders, and (c) the Lessor, and the performance and discharge of each and every obligation of the Lessee set forth in the Lease which accrue to the benefit (directly or indirectly) of (a) the Note Holders, (b) the Certificate Holders and
      (c) the Lessor;

            (ii) payment of all other sums, with interest thereon, owing by the Company and becoming due or payable under the provisions of any of the



                                      2727

                                                                      Appendix A
                                                      Proprietary & Confidential





      Operative Documents which accrue to the benefit (directly or indirectly) of (a) the Note Holders, (b) the Certificate Holders and (c) the Lessor; and

            (iii) due, prompt and complete observance and performance of each and every obligation, covenant and agreement of the Company contained in any of the Operative Documents which accrue to the benefit (directly or indirectly) of (a) the Note Holders, (b) the Certificate Holders and (c) the Lessor.

            "Security Agreement " means the Security Agreement dated as of the Funding Date between the Company, as debtor, and the Trustee, as secured party.

            "Security Documents" means, collectively, the Mortgages, the Lease Supplements, the Security Agreement and the Assignment and Security Agreement and all financing statements executed in connection therewith.

            "Senior Credit Facility" means the Senior Credit Agreement, dated as of June 27, 2001, among the Guarantor, as borrower, the banks party thereto and CUSA, as Senior Administrative Agent and as Senior Collateral Agent.

            "Senior Takeout" has the meaning set forth in Section 6.04(c) of the Participation Agreement.

            "Senior Takeout Notice" has the meaning set forth in Section 6.04(c)(ii) of the Participation Agreement.

            "Senior Takeout Option" has the meaning set forth in Section 6.04(c)(ii) of the Participation Agreement.

            "Senior Takeout Period" has the meaning set forth in Section 6.04(c)(ii) of the Participation Agreement.

            "Senior Takeout Price" has the meaning set forth in Section 6.04(c)(ii) of the Participation Agreement.

            "Severable Alteration" has the meaning set forth in Section 5.05(c) of the Lease.

            "Special Counsel" means Chadbourne & Parke LLP; Piper, Marbury, Rudnick and Wolfe; and McDermott, Will & Emery or such other counsel as is reasonably satisfactory to the Agent and the Note Holders and the Certificate Holders.

            "SPC" has the meaning set forth in Section 9.26 of the Participation Agreement.


                                      2828

                                                                      Appendix A
                                                      Proprietary & Confidential





            "Statutory Reserves" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board and any other banking authority, domestic or foreign, to which the Agent or any Holder (including any branch, Affiliate, or other fronting office making or holding an Advance or an Equity Investment) is subject, with respect to the LIBO Rate, for Euro-Dollar Liabilities. Such reserve percentages shall include those imposed pursuant to Regulation D. Advances and Equity Investments determined by reference to the LIBO Rate shall be deemed to constitute Euro-Dollar Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Holder under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

            "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Guarantor.

            "Tax" or "Taxes" means, without limitation, any foreign, federal, state or local fee (including license, inspection, filing, recording, transfer and registration fees), tax (including any income, gross receipts, withholding, franchise, excise, sales, use, value added, goods and services, real, personal, tangible or intangible property tax or any tax similar to any of the foregoing taxes), interest equalization, recording, transfer or stamp tax, assessment (including any maintenance charge, owner association dues, charges or assessments), levy, impost, duty, charge or withholding of any kind or nature whatsoever, general and special, ordinary and extraordinary, foreseen and unforeseen, of every character imposed or assessed by any foreign, federal, state or local government or agency, or governmental authority, together with any addition to tax, penalty, fine or interest thereon.

            "Temporary Cash Investment" means any investment by any Person in
(i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A-1 by S&P and P-1 by Moody's, (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized or licensed under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $500,000,000, (iv) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii) above, provided in each case that such investment matures within one year from the date of


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                                                      Proprietary & Confidential





acquisition thereof by such Person or (v) money market mutual funds at least 90% the assets of which are held in investments referred to in clauses (i) through
(iv) above (except that the maturities of certain investments held by any such money market funds may exceed one year so long as the dollar-weighted average life of the investments of such money market mutual fund is less than one year).

            "Term" has the meaning set forth in Section 3.01 of the Lease.

            "Termination Notice" means any written notice of an intention to terminate the Lease with respect to a Property or the Properties, as applicable, that may be issued by the Lessee or the Lessor pursuant to Sections 7.02, 7.03,
8.02 or 9.02(a) of the Lease.

            "Termination Value" means, with respect any Property, as of any given time, the sum of:

            (i) the unpaid principal balance of the Notes and the unpaid Certificate Amounts of the Certificates allocable to such Property, plus

            (ii) the interest accrued and unpaid on the Notes allocable to such Property, plus

            (iii) the Distributions accrued and unpaid on the Certificates allocable to such Property, plus

            (iv) all Closing Costs with respect to such Property, plus

            (v) all Break Costs associated with the Notes and the Certificates allocable to such Property, plus

            (vi) all other amounts owed by the Company under the Operative Documents with respect to such Property.


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            "Title Company" has the meaning set forth in Section 2.01(e)(v) of the Participation Agreement.

            "Title Policies" has the meaning set forth in Section 2.01(e)(v) of the Participation Agreement.

            "Total Certificate Commitment " means the aggregate Certificate Commitment of each Certificate Holder up to the aggregate amount of $3,205,510.18.

            "Total Commitment" means the aggregate Note Commitment of each Note Holder and the aggregate Certificate Commitment of each Certificate Holder, not to exceed $106,850,339.25 in the aggregate.

            "Total Note Commitment" means the aggregate Note Commitment of each Note Holder, not to exceed $103,644,829.07.

            "Transaction Costs" has the meaning set forth in Section 9.13 of the Participation Agreement.

            "Trust" means RAC Distribution Statutory Trust, a Connecticut statutory trust formed under the Trust Agreement.

            "Trust Act" has the meaning set forth in the preliminary statement of the Trust Agreement.

            "Trust Agreement " means the Amended and Restated Declaration of Trust dated as of the Funding Date between WFBN and the Certificate Holders.

            "Trust Estate" means all property, rights, privileges and franchises of every kind and description, real, personal or mixed, whether previously granted, conveyed, assigned, pledged over and confirmed, or intended, agreed or covenanted so to be, to the Trustee or the Lessor, including all right, title and interest (whether direct, indirect, contingent or otherwise) of the Trustee or the Lessor in the following property:

            (i) the Properties, and any contracts, instruments or documents entered into in connection therewith or relating thereto (including the Security Agreement);

            (ii) the Lease, including all rights to receive the payments of Termination Value, Fixed Rent, Additional Rent, Residual Value Amount, amounts payable



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      pursuant to Section 5.02 of the Lease, any and all amounts payable or rights arising under or as a result of the Insurance Requirements relating thereto and other amounts payable or rights arising under the Lease, any and all amounts payable pursuant to any indemnities under the Operative Documents and the right to the Sales Proceeds, but excluding amounts paid or payable to WFBN in its individual capacity;

            (iii) the Participation Agreement, including all rights to receive payment of the Residual Value Amount, Termination Value and Sales Proceeds, but excluding amounts paid or payable to WFBN in its individual capacity;

            (iv) any cash, Condemnation or Casualty award or payment hereafter deposited or required to be deposited with the Proceeds Trustee, but excluding amounts paid or payable to WFBN in its individual capacity; and

            (v) all other Operative Documents to which the Trustee is party or to which it is the beneficiary and all other documents, moneys and other property which may from time to time pursuant to any Operative Document be delivered to or come into the possession of the Trust or the Trustee and be intended to be held for the benefit of the Holders from time to time of the Instruments or received in connection with the enforcement of any of the Operative Documents.

            "Trust Related Agreements" has the meaning set forth in preamble of the Trust Agreement.


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                                                                      Appendix A
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            "Trustee" means Wells Fargo Bank Northwest, National Association, not in its individual capacity, but solely as trustee of the Trust.

            "Trustee's Counsel" means Day, Berry & Howard, special Connecticut counsel, and Ray, Quinney & Nebecker, special Utah counsel.

            "UCC" means the Uniform Commercial Code as in effect from time to time in any jurisdiction whose Law governs the document in which such term is used and/or rights thereunder.

            "Voting Stock" means outstanding shares of stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power because of default in dividends or some other default.

            "WFBN" means Well Fargo Bank Northwest, National Association, a national banking association.



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